UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,059.60	$3.33	0.65%
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27	0.65%

Class B
Actual	$1,000	$1,058.30	$4.61	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.39	$4.52	0.90%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$44,021,158	8.1%
U.S. Treasury Bonds & Notes	31,711,556	5.8
Apple, Inc.	8,292,800	1.5
Federal Home Loan Mortgage Corp. Gold	7,330,327	1.4
Exxon Mobil Corp.	6,186,112	1.1
Federal Farm Credit Bank	5,704,251	1.1
UnitedHealth Group, Inc.	4,781,556	0.9
Pfizer, Inc.	4,703,500	0.9
Residual Funding Corp. Principal Strip	4,156,373	0.8
Citigroup, Inc.	3,978,793	0.7

	$120,866,426	22.3%

SECURITY TYPE BREAKDOWN**

June 30, 2012 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$343,081,416	62.2%
Corporates—Investment Grades	52,772,226	9.6
Mortgage Pass-Throughs	46,075,737	8.4
Governments—Treasuries	31,711,556	5.8
Asset-Backed Securities	20,739,415	3.8
Agencies	18,446,790	3.3
Commercial Mortgage-Backed Securities	14,402,091	2.6
Corporates—Non-Investment Grades	2,346,600	0.4
Quasi-Sovereigns	2,239,003	0.4
Inflation-Linked Securities	1,197,471	0.2
Governments—Sovereign Bonds	1,094,521	0.2
Local Governments—Municipal Bonds	588,242	0.1
Other***	446,326	0.1
Short-Term Investments	15,963,978	2.9

Total Investments	$551,105,372	100.0%

*	Long-term investments.

**	The Portfolios security type breakdown is expressed as a percentage of total investments (excluding security collateral lending) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.1% weightings in the following security types: Collateralized Mortgage Obligations, Preferred Stocks and Options Purchased—Puts.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.2%

FINANCIALS–17.1%
CAPITAL MARKETS–1.0%
Affiliated Managers Group, Inc.(a)	8,050	$881,072
Blackstone Group LP	74,917	979,165
Deutsche Bank AG	11,900	429,510
Goldman Sachs Group, Inc. (The)	6,245	598,646
Macquarie Group Ltd.	22,587	609,936
State Street Corp.	20,500	915,120
UBS AG(a)	85,862	1,004,772

		5,418,221

COMMERCIAL BANKS–2.8%
Australia & New Zealand Banking Group Ltd.	6,900	157,183
Banco Bilbao Vizcaya Argentaria SA(b)	64,841	463,052
Banco do Brasil SA	36,400	353,942
Banco Santander SA	69,572	460,236
Barclays PLC	120,000	306,630
BB&T Corp.	11,200	345,520
BNP Paribas SA	12,383	477,423
CIT Group, Inc.(a)	50,300	1,792,692
HSBC Holdings PLC	197,120	1,736,990
Intesa Sanpaolo SpA	233,640	332,527
Itau Unibanco Holding SA (ADR)	13,650	190,008
KB Financial Group, Inc.	8,875	289,919
KeyCorp	15,100	116,874
Lloyds Banking Group PLC(a)	739,400	361,204
Mitsubishi UFJ Financial Group, Inc.	130,000	622,814
National Australia Bank Ltd.	26,400	643,040
PNC Financial Services Group, Inc.	7,100	433,881
Regions Financial Corp.	20,700	139,725
Societe Generale SA(a)	18,089	424,179
Sumitomo Mitsui Financial Group, Inc.	17,100	564,897
Turkiye Vakiflar Bankasi Tao– Class D	96,100	200,372
US Bancorp	27,100	871,536
Wells Fargo & Co.	104,900	3,507,856
Westpac Banking Corp.	10,671	233,014

		15,025,514

CONSUMER FINANCE–0.1%
Discover Financial Services	7,800	269,724
Shriram Transport Finance Co., Ltd.	23,765	226,912

		496,636

DIVERSIFIED FINANCIAL SERVICES–1.6%
Bank of America Corp.	134,900	1,103,482
Citigroup, Inc.	94,000	2,576,540
IG Group Holdings PLC	107,132	805,219
ING Groep NV(a)	89,110	597,402
JPMorgan Chase & Co.	71,300	2,547,549

Leucadia National Corp.	14,400	$306,288
Moody’s Corp.	9,800	358,190
ORIX Corp.	3,580	333,641

		8,628,311

INSURANCE–1.3%
Admiral Group PLC(b)	61,550	1,148,167
Aegon NV	77,499	359,408
AIA Group Ltd.	411,400	1,420,999
Allianz SE	3,790	381,216
Aviva PLC	64,630	276,743
Berkshire Hathaway, Inc.(a)	7,600	633,308
Chubb Corp. (The)	6,400	466,048
Muenchener Rueckversicherungs AG	3,290	464,232
Prudential PLC	63,680	738,371
Reinsurance Group of America, Inc.–Class A	10,900	579,989
Suncorp Group Ltd.	41,970	350,704
Travelers Cos., Inc. (The)	6,300	402,192

		7,221,377

REAL ESTATE INVESTMENT TRUSTS (REITs)–7.4%
Allied Properties Real Estate Investment Trust	9,976	284,161
American Tower Corp.	3,980	278,242
AvalonBay Communities, Inc.	6,180	874,346
Befimmo SCA Sicafi	2,510	142,611
Boardwalk Real Estate Investment Trust	3,280	188,823
Boston Properties, Inc.	9,524	1,032,116
Brandywine Realty Trust	17,450	215,333
British Land Co. PLC	90,091	721,403
Canadian Real Estate Investment Trust	11,560	461,673
Chartwell Seniors Housing Real Estate Investment Trust	36,170	344,611
Cofinimmo	1,280	142,653
Cominar Real Estate Investment Trust	19,643	463,051
Commonwealth Property Office Fund	188,430	196,419
Corio NV	12,697	559,015
Corporate Office Properties Trust	11,651	273,915
CubeSmart	12,480	145,642
DDR Corp.	18,195	266,375
Dexus Property Group	195,410	186,988
Digital Realty Trust, Inc.	7,140	536,000
Douglas Emmett, Inc.	22,886	528,667
Duke Realty Corp.	25,250	369,660
Dundee International Real Estate Investment Trust	13,723	133,981
Dundee Real Estate Investment Trust	12,646	474,365
EastGroup Properties, Inc.	5,490	292,617
Entertainment Properties Trust	3,110	127,852
Equity Residential	19,010	1,185,464
Eurocommercial Properties NV	9,900	342,510

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Extra Space Storage, Inc.	22,200	$679,320
Federal Realty Investment Trust	4,060	422,605
FelCor Lodging Trust, Inc.(a) (b)	143,520	674,544
Fonciere Des Regions	1,810	130,136
General Growth Properties, Inc.	23,210	419,869
Glimcher Realty Trust	43,166	441,156
Goodman Group	191,956	726,830
GPT Group	32,670	110,508
Hammerson PLC	35,690	247,873
HCP, Inc.	19,330	853,419
Health Care REIT, Inc.	11,270	657,041
Host Hotels & Resorts, Inc.	11,200	177,184
InnVest Real Estate Investment Trust	42,557	196,462
Japan Real Estate Investment Corp.	38	348,413
Japan Retail Fund Investment Corp.	98	155,453
Kilroy Realty Corp.	10,156	491,652
Klepierre	19,483	640,286
Land Securities Group PLC	27,700	320,931
Lexington Realty Trust(b)	30,310	256,726
Liberty Property Trust(b)	7,220	265,985
Link REIT (The)	161,268	659,971
LTC Properties, Inc.	9,530	345,748
Macerich Co. (The)	2,500	147,625
Mack-Cali Realty Corp.	9,820	285,467
Mapletree Logistics Trust	471,000	366,220
Mercialys SA	16,810	312,810
Mirvac Group	324,533	426,430
Morguard Real Estate Investment Trust	7,350	122,729
National Retail Properties, Inc.	8,070	228,300
Nippon Building Fund, Inc.(b)	31	299,729
Northern Property Real Estate Investment Trust	13,800	446,355
Omega Healthcare Investors, Inc.	19,220	432,450
Orix JREIT, Inc.	77	346,116
Pebblebrook Hotel Trust	14,210	331,235
Post Properties, Inc.	5,570	272,651
ProLogis, Inc.	22,043	732,489
Public Storage	6,300	909,783
Realty Income Corp.(b)	4,770	199,243
Regency Centers Corp.	12,770	607,469
RioCan Real Estate Investment Trust (Toronto)	7,083	192,711
Segro PLC	46,880	159,720
Senior Housing Properties Trust	10,780	240,610
Simon Property Group, Inc.	22,316	3,473,709
SL Green Realty Corp.	5,533	443,968
Sovran Self Storage, Inc.	7,222	361,750
Stockland	171,880	545,530
Strategic Hotels & Resorts, Inc.(a)	70,310	454,203
Suntec Real Estate Investment Trust	205,000	219,563
Tanger Factory Outlet Centers	22,400	717,920
UDR, Inc.	14,470	373,905
Unibail-Rodamco SE	8,389	1,545,338

Ventas, Inc.	23,230	$1,466,278
Vornado Realty Trust	11,960	1,004,401
Weingarten Realty Investors	8,260	217,568
Westfield Group	147,870	1,447,851
Westfield Retail Trust	268,650	788,000
Weyerhaeuser Co.	13,340	298,282

		40,409,013

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.8%
Aeon Mall Co., Ltd.	25,300	539,104
CapitaLand Ltd.	182,000	392,420
Castellum AB	22,274	269,374
CBRE Group, Inc.(a)	34,273	560,706
Cheung Kong Holdings Ltd.	11,000	135,953
China Overseas Land & Investment Ltd.	108,000	254,342
City Developments Ltd.	18,000	160,450
Citycon OYJ	58,590	165,800
Daito Trust Construction Co., Ltd.	6,800	644,586
Evergrande Real Estate Group Ltd.(b)	1,405,000	727,642
Global Logistic Properties Ltd.(a)	76,000	126,522
Great Eagle Holdings Ltd.	103,000	266,033
GSW Immobilien AG(b)	9,354	319,792
Hang Lung Group Ltd.	21,000	129,846
Hang Lung Properties Ltd.	509,000	1,741,095
Henderson Land Development Co., Ltd.	31,000	172,746
Hongkong Land Holdings Ltd.	70,000	403,813
Hufvudstaden AB–Class A(b)	32,931	352,998
Kerry Properties Ltd.	33,000	141,145
Mitsubishi Estate Co., Ltd.	69,000	1,237,915
Mitsui Fudosan Co., Ltd.	78,100	1,515,361
New World Development Ltd.	657,958	774,447
Soho China Ltd.	371,500	286,123
Sumitomo Realty & Development Co., Ltd.	34,000	836,277
Sun Hung Kai Properties Ltd.	108,708	1,291,714
Swire Pacific Ltd.	12,000	139,415
Tokyu Land Corp.	63,000	312,717
UOL Group Ltd.	77,516	303,857
Wharf Holdings Ltd.	149,000	829,556

		15,031,749

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	44,040	517,339

		92,748,160

INFORMATION TECHNOLOGY–9.6%
COMMUNICATIONS EQUIPMENT–1.3%
Cisco Systems, Inc.	115,700	1,986,569
F5 Networks, Inc.(a)	15,790	1,572,053

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Motorola Solutions, Inc.	5,000	$240,550
QUALCOMM, Inc.	57,925	3,225,264

		7,024,436

COMPUTERS & PERIPHERALS–2.2%
Apple, Inc.(a)	14,200	8,292,800
Dell, Inc.(a)	6,800	85,136
EMC Corp./MA(a)	39,049	1,000,826
Fujitsu Ltd.	81,000	387,642
Hewlett-Packard Co.	106,800	2,147,748
Wistron Corp.	121,793	150,344

		12,064,496

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.1%
AU Optronics Corp.	537,310	218,357
LG Display Co., Ltd.(a)	15,010	283,380
TE Connectivity Ltd.	9,100	290,381

		792,118

INTERNET SOFTWARE & SERVICES–1.2%
Baidu, Inc. (Sponsored ADR)(a)	4,730	543,855
Google, Inc.–Class A(a)	6,540	3,793,658
LinkedIn Corp.(a)(b)	6,240	663,125
Telecity Group PLC(a)	98,697	1,243,888

		6,244,526

IT SERVICES–0.9%
Cognizant Technology Solutions Corp.–Class A(a)	41,800	2,508,000
Tata Consultancy Services Ltd.	10,960	253,045
Visa, Inc.–Class A	17,860	2,208,032

		4,969,077

OFFICE ELECTRONICS–0.1%
Konica Minolta Holdings, Inc.	46,500	366,325

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.6%
Advanced Semiconductor Engineering, Inc.	349,685	287,052
Advanced Semiconductor Engineering, Inc. (ADR)	56,525	230,057
Applied Materials, Inc.	112,700	1,291,542
Broadcom Corp.–Class A(a)	21,482	726,092
GCL-Poly Energy Holdings Ltd.(b)	639,000	142,102
Intel Corp.	76,200	2,030,730
Lam Research Corp.(a)	18,900	713,286
Micron Technology, Inc.(a)	143,100	902,961
Samsung Electronics Co., Ltd.	290	307,106
Samsung Electronics Co., Ltd. (Preference Shares)	990	653,550
Sumco Corp.(a)	15,900	144,636
Tokyo Electron Ltd.	6,500	304,817
Xilinx, Inc.	25,580	858,720

		8,592,651

SOFTWARE–2.2%
ANSYS, Inc.(a)	17,975	$1,134,402
Aveva Group PLC	6,940	177,189
CA, Inc.	6,100	165,249
Citrix Systems, Inc.(a)	30,260	2,540,024
Informatica Corp.(a)	16,710	707,836
Intuit, Inc.	33,010	1,959,144
Microsoft Corp.	14,800	452,732
Nintendo Co., Ltd.	1,400	163,493
Oracle Corp.	87,930	2,611,521
Salesforce.com, Inc.(a)	3,460	478,380
Temenos Group AG(a)	12,755	210,888
TIBCO Software, Inc.(a)	53,496	1,600,600

		12,201,458

		52,255,087

CONSUMER DISCRETIONARY–9.3%
AUTO COMPONENTS–0.7%
BorgWarner, Inc.(a) (b)	10,608	695,779
Cie Generale des Etablissements Michelin–Class B(b)	6,970	456,021
GKN PLC	124,100	351,845
Lear Corp.	21,200	799,876
Magna International, Inc. (Toronto)–Class A(b)	7,540	297,793
Magna International, Inc. (New York)–Class A	12,200	481,412
NGK Spark Plug Co., Ltd.	13,000	171,710
Sumitomo Rubber Industries Ltd.	11,500	149,787
TRW Automotive Holdings Corp.(a)	13,900	510,964

		3,915,187

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	3,230	233,748
Ford Motor Co.	68,100	653,079
General Motors Co.(a)	59,600	1,175,312
Harley-Davidson, Inc.	15,721	718,921
Honda Motor Co., Ltd.(b)	16,100	561,818
Kia Motors Corp.	3,100	204,320
Mazda Motor Corp.(a)	215,000	292,777
Nissan Motor Co., Ltd.	75,200	714,079
Renault SA	7,830	312,672
Volkswagen AG (Preference Shares)	3,920	621,037

		5,487,763

DISTRIBUTORS–0.3%
Imperial Holdings Ltd.	6,780	143,113
Jardine Cycle & Carriage Ltd.	2,000	73,712
Li & Fung Ltd.	802,000	1,550,777

		1,767,602

DIVERSIFIED CONSUMER SERVICES–0.3%
Anhanguera Educacional Participacoes SA	15,800	201,384
Apollo Group, Inc.–Class A(a)	23,400	846,846
Estacio Participacoes SA	23,400	283,107

		1,331,337

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–1.3%
Chipotle Mexican Grill, Inc.–Class A(a)	1,790	$680,110
Intercontinental Hotels Group PLC	24,960	600,900
Las Vegas Sands Corp.	34,690	1,508,668
MGM Resorts International(a)	101,700	1,134,972
Sands China Ltd.	175,600	564,909
Shangri-La Asia Ltd.	159,333	304,394
Sodexo	8,700	677,408
Starbucks Corp.	27,690	1,476,431
Starwood Hotels & Resorts Worldwide, Inc.	5,380	285,355

		7,233,147

HOUSEHOLD DURABLES–0.5%
MRV Engenharia e Participacoes SA	41,500	192,158
Newell Rubbermaid, Inc.	48,400	877,976
NVR, Inc.(a)	500	425,000
Rossi Residencial SA	98,200	241,039
Sharp Corp./Japan	90,000	458,545
Sony Corp.	14,800	211,629

		2,406,347

INTERNET & CATALOG RETAIL–0.4%
Amazon.com, Inc.(a)	4,185	955,645
priceline.com, Inc.(a)	1,490	990,135
Rakuten, Inc.	19,800	204,705

		2,150,485

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	15,900	218,047

MEDIA–2.4%
CBS Corp.–Class B	26,900	881,782
Comcast Corp.–Class A	63,580	2,032,652
DIRECTV(a)	18,300	893,406
Gannett Co., Inc.	54,000	795,420
Informa PLC	30,090	179,546
McGraw-Hill Cos., Inc. (The)	12,600	567,000
News Corp.–Class A	37,400	833,646
Time Warner Cable, Inc.– Class A	17,800	1,461,380
Viacom, Inc.–Class B	25,500	1,199,010
Walt Disney Co. (The)	80,102	3,884,947

		12,728,789

MULTILINE RETAIL–0.6%
Dollar General Corp.(a)	15,143	823,628
Don Quijote Co., Ltd.(b)	16,000	551,043
Golden Eagle Retail Group Ltd.(b)	125,000	257,324
Macy’s, Inc.	28,900	992,715
Target Corp.	6,800	395,692

		3,020,402

SPECIALTY RETAIL–0.8%
Belle International Holdings Ltd.	216,000	370,606
GameStop Corp.–Class A(b)	13,400	246,024

Home Depot, Inc. (The)	10,300	$545,797
L’Occitane International SA	15,000	41,630
Lowe’s Cos., Inc.	21,100	600,084
Nitori Holdings Co., Ltd.	12,900	1,219,810
Shimamura Co., Ltd.	1,000	115,555
Staples, Inc.	11,700	152,685
Yamada Denki Co., Ltd.	25,050	1,282,519

		4,574,710

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Cie Financiere Richemont SA	15,570	854,945
Coach, Inc.	28,290	1,654,399
LVMH Moet Hennessy Louis Vuitton SA	2,066	314,424
PVH Corp.	15,072	1,172,451
Ralph Lauren Corp.	4,250	595,255
Trinity Ltd.	236,000	149,500
VF Corp.	6,530	871,428
Yue Yuen Industrial Holdings Ltd.	9,000	28,063

		5,640,465

		50,474,281

ENERGY–7.2%
ENERGY EQUIPMENT & SERVICES–2.5%
AMEC PLC	34,208	539,270
FMC Technologies, Inc.(a)	17,620	691,232
Halliburton Co.	73,580	2,088,936
Helmerich & Payne, Inc.	21,200	921,776
National Oilwell Varco, Inc.	25,620	1,650,953
Oceaneering International, Inc.	31,442	1,504,814
Saipem SpA	4,910	218,663
Schlumberger Ltd.	53,855	3,495,728
Seadrill Ltd.	10,460	373,061
Technip SA	8,580	894,173
Transocean Ltd./Switzerland	20,300	908,019

		13,286,625

OIL, GAS & CONSUMABLE FUELS–4.7%
Afren PLC(a)	69,590	113,122
Anadarko Petroleum Corp.	16,400	1,085,680
BG Group PLC	59,840	1,225,013
BP PLC	260,870	1,742,142
BP PLC (Sponsored ADR)	40,000	1,621,600
Chevron Corp.	22,900	2,415,950
China Petroleum & Chemical Corp.–Class H	258,000	230,581
Devon Energy Corp.	6,500	376,935
ENI SpA	20,300	431,276
EOG Resources, Inc.	13,755	1,239,463
Exxon Mobil Corp.	72,293	6,186,112
Gazprom OAO (Sponsored ADR)(b)	36,290	344,755
JX Holdings, Inc.	57,500	296,356
LUKOIL OAO (London) (Sponsored ADR)(b)	4,040	226,563
Marathon Oil Corp.	31,500	805,455

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Marathon Petroleum Corp.	27,400	$1,230,808
Nexen, Inc. (Toronto)	21,652	366,644
Noble Energy, Inc.	19,344	1,640,758
NovaTek OAO (Sponsored GDR)(c)	820	87,558
Petroleo Brasileiro SA (Sponsored ADR)(b)	26,000	471,640
PTT PCL	20,800	211,537
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	35,795	1,208,105
Suncor Energy, Inc. (New York)	36,670	1,061,596
Total SA	19,130	861,020
Valero Energy Corp.	9,600	231,840

		25,712,509

		38,999,134

HEALTH CARE–6.5%
BIOTECHNOLOGY–0.5%
Biogen Idec, Inc.(a)	5,430	783,983
Gilead Sciences, Inc.(a)	36,305	1,861,721
Vertex Pharmaceuticals, Inc.(a)	4,400	246,048

		2,891,752

HEALTH CARE EQUIPMENT & SUPPLIES–0.5%
Covidien PLC	32,705	1,749,717
Stryker Corp.	15,280	841,928

		2,591,645

HEALTH CARE PROVIDERS & SERVICES–1.7%
Aetna, Inc.	6,900	267,513
Express Scripts Holding Co.(a)	15,776	880,774
Health Net, Inc.(a)	15,100	366,477
McKesson Corp.	10,230	959,063
UnitedHealth Group, Inc.	81,736	4,781,556
WellPoint, Inc.	31,200	1,990,248

		9,245,631

LIFE SCIENCES TOOLS & SERVICES–0.2%
Eurofins Scientific	3,074	381,736
Illumina, Inc.(a) (b)	17,612	711,349

		1,093,085

PHARMACEUTICALS–3.6%
Abbott Laboratories	1,700	109,599
Allergan, Inc./United States	18,475	1,710,231
AstraZeneca PLC	29,659	1,325,391
AstraZeneca PLC (Sponsored ADR)	35,500	1,588,625
GlaxoSmithKline PLC	25,430	577,618
Johnson & Johnson	50,700	3,425,292
Merck & Co., Inc.	64,800	2,705,400
Novartis AG	13,994	782,423
Otsuka Holdings Co., Ltd.	9,100	279,326
Perrigo Co.	6,260	738,242
Pfizer, Inc.	204,500	4,703,500
Roche Holding AG	4,230	730,660

Roche Holding AG (Sponsored ADR)	12,800	$553,216

		19,229,523

		35,051,636

INDUSTRIALS–5.6%
AEROSPACE & DEFENSE–0.9%
Boeing Co. (The)	22,720	1,688,096
General Dynamics Corp.	5,800	382,568
Northrop Grumman Corp.	4,100	261,539
Precision Castparts Corp.	13,275	2,183,605
Safran SA	12,500	464,205

		4,980,013

AIR FREIGHT & LOGISTICS–0.2%
Kuehne & Nagel International AG	10,270	1,088,036

AIRLINES–0.2%
Cathay Pacific Airways Ltd.	52,000	84,440
Delta Air Lines, Inc.(a)	75,900	831,105

		915,545

BUILDING PRODUCTS–0.2%
Asahi Glass Co., Ltd.(b)	58,000	391,279
Fortune Brands Home & Security, Inc.(a)	17,300	385,271

		776,550

COMMERCIAL SERVICES & SUPPLIES–0.2%
Edenred	7,299	206,922
Serco Group PLC	125,675	1,055,423

		1,262,345

CONSTRUCTION & ENGINEERING–0.1%
Bouygues SA	19,525	523,926

ELECTRICAL EQUIPMENT–0.8%
AMETEK, Inc.	14,108	704,130
Emerson Electric Co.	40,390	1,881,366
Rockwell Automation, Inc.	10,589	699,509
Roper Industries, Inc.	7,280	717,663
Sumitomo Electric Industries Ltd.	36,600	456,068

		4,458,736

INDUSTRIAL CONGLOMERATES–1.5%
Cookson Group PLC	12,810	118,536
Danaher Corp.	64,359	3,351,817
General Electric Co.	165,600	3,451,104
Hopewell Holdings Ltd.	15,900	45,312
Jardine Matheson Holdings Ltd.	2,400	116,905
Jardine Strategic Holdings Ltd.	4,000	122,961
Keppel Corp., Ltd.	137,500	1,126,470

		8,333,105

MACHINERY–0.6%
Cummins, Inc.	8,600	833,426
Dover Corp.	21,920	1,175,131
Flowserve Corp.	6,949	797,398

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IHI Corp.	32,000	$68,448
Parker Hannifin Corp.	1,900	146,072

		3,020,475

PROFESSIONAL SERVICES–0.7%
Bureau Veritas SA	9,893	880,086
Capita PLC	158,430	1,627,967
Hays PLC	57,154	66,008
Intertek Group PLC	33,532	1,404,852

		3,978,913

ROAD & RAIL–0.1%
DSV A/S	9,495	188,267
East Japan Railway Co.	1,700	106,745
Localiza Rent a Car SA	14,500	219,106

		514,118

TRADING COMPANIES & DISTRIBUTORS–0.1%
Mitsubishi Corp.	18,000	363,857
Mitsui & Co., Ltd.	13,400	199,122

		562,979

		30,414,741

CONSUMER STAPLES–3.6%
BEVERAGES–0.1%
Asahi Group Holdings Ltd.	14,500	311,523

FOOD & STAPLES RETAILING–1.0%
CVS Caremark Corp.	21,800	1,018,714
Delhaize Group SA	4,637	169,862
Empire Co., Ltd.	1,900	100,141
Jeronimo Martins SGPS SA	40,421	683,389
Koninklijke Ahold NV	36,190	448,296
Kroger Co. (The)	72,800	1,688,232
Olam International Ltd.(b)	790,412	1,144,790
Sugi Holdings Co., Ltd.	12,300	403,524

		5,656,948

FOOD PRODUCTS–0.5%
Archer-Daniels-Midland Co.	11,100	327,672
Hershey Co. (The)	13,890	1,000,497
Nestle SA	7,690	458,923
Tyson Foods, Inc.–Class A	19,200	361,536
Unilever PLC	20,400	684,904

		2,833,532

HOUSEHOLD PRODUCTS–0.5%
Procter & Gamble Co. (The)	30,800	1,886,500
Reckitt Benckiser Group PLC	12,830	678,155

		2,564,655

PERSONAL PRODUCTS–0.2%
Estee Lauder Cos., Inc. (The)– Class A	14,480	783,658
Natura Cosmeticos SA	6,400	149,763

		933,421

TOBACCO–1.3%
Altria Group, Inc.	45,300	1,565,115
British American Tobacco PLC	34,952	1,776,959

Imperial Tobacco Group PLC	12,570	$484,300
Japan Tobacco, Inc.	21,400	633,989
Lorillard, Inc.	12,100	1,596,595
Philip Morris International, Inc.	14,665	1,279,668

		7,336,626

		19,636,705

MATERIALS–1.5%
CHEMICALS–0.9%
Agrium, Inc. (Toronto)(b)	2,930	259,674
Air Water, Inc.	14,000	169,748
Denki Kagaku Kogyo KK	30,000	104,871
Filtrona PLC	56,720	425,452
Incitec Pivot Ltd.	6,901	20,388
Koninklijke DSM NV	13,018	641,780
LyondellBasell Industries NV	23,800	958,426
Monsanto Co.	17,738	1,468,352
OCI Co., Ltd.	750	150,096
Orica Ltd.	10,056	256,144
PPG Industries, Inc.	5,000	530,600
Teijin Ltd.	35,000	106,545
Ube Industries Ltd./Japan	41,000	95,366

		5,187,442

CONSTRUCTION MATERIALS–0.0%
Taiheiyo Cement Corp.	87,000	199,772

METALS & MINING–0.6%
Anglo American PLC	15,460	508,098
Dowa Holdings Co., Ltd.	19,000	117,823
Exxaro Resources Ltd.	6,700	156,455
Freeport-McMoRan Copper & Gold, Inc.	17,550	597,929
Goldcorp, Inc.	4,010	150,971
KGHM Polska Miedz SA	4,600	201,317
OneSteel Ltd.	96,600	87,115
Rio Tinto PLC	12,910	613,531
ThyssenKrupp AG	2,500	40,724
Vale SA (Sponsored ADR) (Local Preference Shares)(b)	22,700	442,877
Xstrata PLC	9,210	115,801

		3,032,641

		8,419,855

TELECOMMUNICATION SERVICES–1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
AT&T, Inc.	64,700	2,307,202
CenturyLink, Inc.	51,100	2,017,939
Nippon Telegraph & Telephone Corp.	20,500	955,925
Telecom Italia SpA (ordinary shares)	463,414	457,918
Telecom Italia SpA (savings shares)	148,800	120,583
Vivendi SA	20,934	388,972

		6,248,539

AllianceBernstein Variable Products Series Fund

Company	Shares			U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–0.3%
NTT DoCoMo, Inc.			290	$482,561
Vodafone Group PLC			343,503	965,503

				1,448,064

				7,696,603

UTILITIES–1.3%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.			21,200	845,880
E.ON AG			23,166	500,597
Edison International			17,200	794,640
EDP–Energias de Portugal SA			91,200	215,743
Great Plains Energy, Inc.			28,900	618,749
NV Energy, Inc.			56,200	987,996

				3,963,605

GAS UTILITIES–0.1%
Atmos Energy Corp.			17,100	599,697

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
APR Energy PLC			31,534	335,832

MULTI-UTILITIES–0.4%
CenterPoint Energy, Inc.			33,000	682,110
DTE Energy Co.			7,800	462,774
National Grid PLC			35,730	378,667
Public Service Enterprise Group, Inc.			6,900	224,250
Veolia Environnement SA			13,520	171,206

				1,919,007

				6,818,141

OTHER INSTRUMENTS–0.1%
OTHER INSTRUMENTS–0.1%
Retail Opportunity Investments Corp.(b)			47,021	567,073

Total Common Stocks (cost $318,706,388)				343,081,416

	Principal Amount (000)

CORPORATES–INVESTMENT GRADES–9.7%

INDUSTRIAL–4.7%
BASIC–0.5%
Alcoa, Inc. 5.40%, 4/15/21		US$	285	283,794
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20			290	298,042
ArcelorMittal 6.125%, 6/01/18			279	282,891
ArcelorMittal USA LLC 6.50%, 4/15/14			105	111,355

BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	US$		203	$244,598
Dow Chemical Co. (The) 4.125%, 11/15/21			165	176,979
5.25%, 11/15/41			160	176,870
8.55%, 5/15/19			253	336,509
Eastman Chemical Co. 2.40%, 6/01/17			128	129,356
3.60%, 8/15/22			137	139,730
International Paper Co. 4.75%, 2/15/22			135	147,358
7.95%, 6/15/18			190	239,425
Packaging Corp. of America 5.75%, 8/01/13			30	31,643
PPG Industries, Inc. 5.75%, 3/15/13			129	133,504
Teck Resources Ltd. 4.75%, 1/15/22			204	219,199

				2,951,253

CAPITAL GOODS–0.2%
ADT Corp. (The) 3.50%, 7/15/22(c)			110	110,369
Embraer SA 5.15%, 6/15/22			130	133,445
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)			40	41,938
Owens Corning 6.50%, 12/01/16			178	197,922
Republic Services, Inc. 3.80%, 5/15/18			17	18,187
5.25%, 11/15/21			165	189,434
5.50%, 9/15/19			233	269,615

				960,910

COMMUNICATIONS–MEDIA–1.0%
CBS Corp. 3.375%, 3/01/22			305	303,870
5.75%, 4/15/20			250	290,769
8.875%, 5/15/19			190	251,253
Comcast Corp. 5.15%, 3/01/20			740	859,055
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22			215	217,428
4.60%, 2/15/21			255	271,202
4.75%, 10/01/14			155	166,381
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c) (d)			221	234,260
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22			47	47,716
News America, Inc. 6.15%, 3/01/37-2/15/41			352	403,552
9.25%, 2/01/13			144	150,463
Omnicom Group, Inc. 3.625%, 5/01/22			165	167,657
Reed Elsevier Capital, Inc. 8.625%, 1/15/19			435	551,867

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Time Warner Cable, Inc. 5.00%, 2/01/20	US$	157	$176,316
7.50%, 4/01/14		145	160,760
Time Warner Entertainment Co. LP 8.375%, 3/15/23		311	421,267
Virgin Media Secured Finance PLC 5.25%, 1/15/21		200	221,567
WPP Finance 2010 4.75%, 11/21/21		77	80,800
WPP Finance UK 8.00%, 9/15/14		350	394,722

			5,370,905

COMMUNICATIONS– TELECOMMUNICATIONS–0.6%
American Tower Corp. 5.05%, 9/01/20		380	399,142
AT&T Corp. 8.00%, 11/15/31		15	22,224
AT&T, Inc. 4.45%, 5/15/21		251	284,135
5.35%, 9/01/40		328	376,433
BellSouth Corp. 5.20%, 9/15/14		94	102,298
British Telecommunications PLC 2.00%, 6/22/15		200	202,748
5.95%, 1/15/18		121	141,738
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		490	465,521
Telecom Italia Capital SA 6.00%, 9/30/34		65	49,888
6.175%, 6/18/14		305	307,288
6.375%, 11/15/33		60	47,100
7.175%, 6/18/19		170	169,150
Telefonica Emisiones SAU 5.462%, 2/16/21		185	161,097
United States Cellular Corp. 6.70%, 12/15/33		135	139,570
Vodafone Group PLC 6.15%, 2/27/37		375	479,297
7.875%, 2/15/30		100	141,396

			3,489,025

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Ford Motor Credit Co. LLC 3.00%, 6/12/17		385	382,879
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		341	369,261

			752,140

CONSUMER CYCLICAL–ENTERTAINMENT–0.2%
Time Warner, Inc. 4.70%, 1/15/21		123	137,062
7.625%, 4/15/31		275	355,201

Turner Broadcasting System, Inc. 8.375%, 7/01/13	US$	225	$240,321
Viacom, Inc. 5.625%, 9/15/19		473	557,815

			1,290,399

CONSUMER CYCLICAL–OTHER–0.1%
Marriott International, Inc./DE 3.00%, 3/01/19		242	244,678
Series J 5.625%, 2/15/13		216	221,912

			466,590

CONSUMER CYCLICAL–RETAILERS–0.2%
CVS Caremark Corp.
6.125%, 8/15/16		100	116,972
6.60%, 3/15/19		195	243,175
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		475	499,402

			859,549

CONSUMER NON-CYCLICAL–0.3%
Ahold Finance USA LLC 6.875%, 5/01/29		420	522,166
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	73,733
5.875%, 5/15/13		180	186,805
8.50%, 6/15/19		153	191,012
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(c)		260	272,355
Delhaize Group SA 5.875%, 2/01/14		105	110,568
Whirlpool Corp. 8.60%, 5/01/14		45	50,101

			1,406,740

ENERGY–0.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16		432	490,224
6.45%, 9/15/36		109	126,018
Canadian Natural Resources Ltd. 5.15%, 2/01/13		100	102,529
ConocoPhillips Holding Co. 6.95%, 4/15/29		66	90,542
Encana Corp. 3.90%, 11/15/21		580	573,700
Marathon Petroleum Corp. 3.50%, 3/01/16		67	70,232
5.125%, 3/01/21		318	356,035
Nabors Industries, Inc. 9.25%, 1/15/19		269	349,247
Noble Energy, Inc. 8.25%, 3/01/19		303	387,357
Noble Holding International Ltd. 4.90%, 8/01/20		36	39,095

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Phillips 66 4.30%, 4/01/22(c)	US$	490	$515,873
Southwestern Energy Co. 4.10%, 3/15/22(c)		135	136,828
Valero Energy Corp. 6.125%, 2/01/20		275	317,503
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		175	187,871
9.625%, 3/01/19		285	371,424

			4,114,478

OTHER INDUSTRIAL–0.1%
Noble Group Ltd. 6.75%, 1/29/20(c)		445	429,425

SERVICES–0.0%
Western Union Co. (The) 5.93%, 10/01/16		90	104,419

TECHNOLOGY–0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		71	80,414
Hewlett-Packard Co. 4.65%, 12/09/21		214	224,315
Intel Corp. 4.80%, 10/01/41		265	303,487
Motorola Solutions, Inc. 7.50%, 5/15/25		35	43,262
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		495	496,369
Xerox Corp. 2.95%, 3/15/17		91	92,031
8.25%, 5/15/14		280	312,208

			1,552,086

TRANSPORTATION–AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14		307	332,275
5.75%, 12/15/16		155	179,092

			511,367

TRANSPORTATION–RAILROADS–0.1%
CSX Corp. 4.75%, 5/30/42		465	479,439
5.50%, 8/01/13		35	36,747

			516,186

TRANSPORTATION– SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(c)		470	467,761
Con-way, Inc. 6.70%, 5/01/34		291	289,084
Ryder System, Inc. 5.85%, 11/01/16		127	144,206
7.20%, 9/01/15		127	145,397

			1,046,448

			25,821,920

FINANCIAL INSTITUTIONS–3.7%
BANKING–2.3%
Bank of America Corp. 3.875%, 3/22/17(b)	US$	360	$366,731
5.70%, 1/24/22		90	99,117
5.875%, 1/05/21-2/07/42		459	502,064
7.375%, 5/15/14		340	365,648
Series L 5.65%, 5/01/18		90	96,236
Barclays Bank PLC 5.125%, 1/08/20		345	374,382
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		290	313,002
5.70%, 11/15/14		190	205,597
Citigroup, Inc. 4.50%, 1/14/22(b)		395	407,977
5.375%, 8/09/20		232	250,698
5.50%, 4/11/13		230	236,504
6.50%, 8/19/13		260	272,418
8.50%, 5/22/19		190	234,656
Compass Bank 5.50%, 4/01/20		314	296,745
Countrywide Financial Corp. 6.25%, 5/15/16		92	95,753
DNB Bank ASA 3.20%, 4/03/17(c)		485	490,538
Fifth Third Bancorp 3.50%, 3/15/22		188	189,988
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		213	216,369
5.75%, 1/24/22		450	475,022
6.00%, 6/15/20		440	469,730
7.50%, 2/15/19		335	382,035
HSBC Holdings PLC 4.00%, 3/30/22		515	534,775
5.10%, 4/05/21		320	357,264
JPMorgan Chase & Co. 4.40%, 7/22/20		390	411,345
4.50%, 1/24/22		515	554,767
4.625%, 5/10/21		233	249,307
Macquarie Bank Ltd. 5.00%, 2/22/17(c)		90	91,665
Macquarie Group Ltd. 4.875%, 8/10/17(b)(c)		379	379,898
Morgan Stanley
5.50%, 7/24/20-7/28/21		676	663,622
6.625%, 4/01/18		345	360,721
National Capital Trust II 5.486%, 3/23/15(c)		91	84,558
Nationwide Building Society 6.25%, 2/25/20(c)		465	501,610
North Fork Bancorporation, Inc. 5.875%, 8/15/12		100	100,469
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		345	383,266
Santander US Debt SAU 2.991%, 10/07/13(c)		500	480,781

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Societe Generale SA 2.50%, 1/15/14(c)	US$	245	$240,650
SouthTrust Corp. 5.80%, 6/15/14		225	241,152
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)		230	188,315
Wachovia Corp. 5.50%, 5/01/13		320	332,505

			12,497,880

FINANCE–0.3%
General Electric Capital Corp. 4.65%, 10/17/21		193	214,332
5.625%, 5/01/18		480	551,779
SLM Corp. 7.25%, 1/25/22		340	359,550
Series A 5.375%, 5/15/14		270	279,440

			1,405,101

INSURANCE–0.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		160	184,475
Allstate Corp. (The) 6.125%, 5/15/37		209	205,865
American International Group, Inc. 6.40%, 12/15/20		300	339,443
Coventry Health Care, Inc. 5.95%, 3/15/17		90	102,085
6.125%, 1/15/15		40	43,629
6.30%, 8/15/14		275	298,924
Genworth Financial, Inc. 6.515%, 5/22/18		215	206,031
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		163	212,672
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		95	99,633
5.125%, 4/15/22		180	185,356
5.50%, 3/30/20		242	252,661
Humana, Inc. 6.45%, 6/01/16		40	45,490
7.20%, 6/15/18		285	342,482
Lincoln National Corp. 8.75%, 7/01/19		98	123,409
Markel Corp. 7.125%, 9/30/19		230	267,532
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		90	128,959
MetLife, Inc. 7.717%, 2/15/19		112	141,848
10.75%, 8/01/39		140	195,650
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		335	440,751

XL Group PLC 5.25%, 9/15/14	US$	135	$142,205
6.375%, 11/15/24		157	175,023

			4,134,123

OTHER FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)		173	175,942
ORIX Corp. 4.71%, 4/27/15		369	384,773

			560,715

REITS – 0.2%
ERP Operating LP 5.25%, 9/15/14		105	113,121
HCP, Inc. 5.375%, 2/01/21		505	558,430
Health Care REIT, Inc. 5.25%, 1/15/22		505	535,686
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		131	135,640

			1,342,877

			19,940,696

UTILITY–1.2%
ELECTRIC–0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		205	220,606
Constellation Energy Group, Inc. 5.15%, 12/01/20		210	232,458
FirstEnergy Corp. Series C 7.375%, 11/15/31		275	345,199
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		395	494,242
Nisource Finance Corp. 6.80%, 1/15/19		502	601,810
Pacific Gas & Electric Co. 4.50%, 12/15/41		190	201,005
6.05%, 3/01/34		38	47,887
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(c)		348	362,578
TECO Finance, Inc. 4.00%, 3/15/16		100	107,009
5.15%, 3/15/20		125	142,876
Union Electric Co. 6.70%, 2/01/19		45	56,668

			2,812,338

NATURAL GAS–0.7%
DCP Midstream LLC 5.35%, 3/15/20(c)		137	149,516
Energy Transfer Partners LP 6.70%, 7/01/18		127	145,676
7.50%, 7/01/38		410	462,397
Enterprise Products Operating LLC 5.20%, 9/01/20		305	348,941

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

EQT Corp. 8.125%, 6/01/19	US$	234	$280,628
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		424	429,559
4.15%, 3/01/22		220	226,166
ONEOK, Inc. 4.25%, 2/01/22		480	502,684
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		490	501,292
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	123,570
Williams Partners LP 5.25%, 3/15/20		298	334,820

			3,505,249

			6,317,587

NON CORPORATE SECTORS–0.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		290	314,635
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20		345	377,388

			692,023

Total Corporates–Investment Grades (cost $49,522,064)			52,772,226

MORTGAGE PASS-THROUGHS–8.5%
AGENCY FIXED RATE 30-YEAR–7.1%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39		3,305	3,530,992
5.50%, 4/01/38		2,548	2,766,701
Series 2005 5.50%, 1/01/35		855	933,791
Series 2007 5.50%, 7/01/35		90	98,843
Federal National Mortgage Association 3.50%, TBA		2,705	2,843,209
3.50%, 12/01/41		2,622	2,756,979
4.00%, 1/01/41-12/01/41		6,803	7,250,078
4.50%, TBA		2,750	2,949,804
4.50%, 8/01/40		1,001	1,074,243
5.00%, 12/01/39		477	516,076
5.50%, 5/01/38-6/01/38		1,799	1,957,900
6.00%, 8/01/37-7/01/39		3,231	3,548,380
Series 2003 5.00%, 11/01/33		246	266,923

Series 2004 5.50%, 2/01/34-11/01/34	US$	348	$383,123
6.00%, 9/01/34-11/01/34		310	345,157
Series 2005 4.50%, 8/01/35		259	278,134
Series 2006 5.00%, 2/01/36		906	980,659
6.00%, 3/01/36		128	141,477
Series 2007 4.50%, 9/01/35		221	237,552
5.00%, 11/01/35-7/01/36		275	298,103
5.50%, 1/01/37-8/01/37		1,334	1,465,118
Series 2008 5.50%, 8/01/37		619	677,517
6.00%, 3/01/37-5/01/38		1,881	2,072,639
Series 2010 6.00%, 2/01/40-4/01/40		910	998,200

			38,371,598

AGENCY FIXED RATE 15-YEAR–1.1%
Federal National Mortgage Association
3.00%, TBA		1,890	1,980,070
4.50%, TBA		790	846,658
4.50%, 6/01/26		2,904	3,109,343

			5,936,071

AGENCY ARMS–0.3%
Federal Home Loan Mortgage Corp. 2.393%, 4/01/35(e)		913	964,574
Series 2008 3.071%, 11/01/37(f)		86	90,138
Federal National Mortgage Association 3.208%, 8/01/37(e)		431	450,512
Series 2007 2.336%, 3/01/34(f)		250	262,844

			1,768,068

Total Mortgage Pass-Throughs (cost $44,818,576)			46,075,737

GOVERNMENTS– TREASURIES–5.9%
UNITED STATES–5.9%
U.S. Treasury Bonds 3.00%, 5/15/42		900	942,610
4.50%, 2/15/36		1,490	2,001,256
4.625%, 2/15/40		3,835	5,304,883
5.375%, 2/15/31		5	7,286
U.S. Treasury Notes 0.875%, 11/30/16-1/31/17		9,360	9,450,326
1.00%, 8/31/16-3/31/17		10,490	10,649,275
1.75%, 5/15/22		1,200	1,209,750
2.00%, 11/15/21		2,070	2,146,170

Total Governments–Treasuries (cost $29,700,907)			31,711,556

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

ASSET-BACKED SECURITIES–3.8%
AUTOS–FIXED RATE–1.9%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14	US$		614	$614,631
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15			247	246,847
Series 2011-5, Class A2 1.19%, 8/08/15			201	201,165
Series 2011-3, Class A2 0.84%, 11/10/14			457	457,625
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			395	394,779
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 9/20/12			276	276,448
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)			332	332,502
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)		CAD	655	645,305
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	US$		285	285,281
Series 2011-A, Class A2 0.74%, 9/15/13			520	520,657
Ford Credit Auto Owner Trust Series 2011-B, Class A2 0.68%, 1/15/14			344	344,267
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)			297	298,687
Hyundai Auto Lease Securitization Trust 2011-A Series 2011-A, Class A2 0.69%, 11/15/13(c)			262	261,676
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(c)			28	27,802
Series 2012-A, Class A2 0.66%, 4/15/14			605	605,054
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)			570	569,983
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14			440	440,153
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16			530	530,115

	Principal Amount (000)		U.S. $ Value

Series 2012-4, Class A2 1.06%, 8/17/15	US$	353	$352,978
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		461	461,286
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		1,040	1,046,786
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		605	605,809
Series 2012-A, Class A3 0.93%, 11/16/15		572	572,308

			10,092,144

AUTOS–FLOATING RATE–0.8%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.712%, 1/15/16(e)		931	933,806
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.792%, 10/20/14(c) (e)		794	797,062
Series 2012-2, Class A 0.994%, 4/22/19(e)		790	790,000
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.492%, 11/17/14(c) (e)		595	596,403
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.712%, 5/15/17(e)		1,022	1,024,624

			4,141,895

CREDIT CARDS–FLOATING RATE–0.7%
American Express Credit Account Master Trust Series 2011-1, Class A 0.412%, 4/17/17(e)		935	936,079
Discover Card Master Trust Series 2010-A1, Class A1 0.892%, 9/15/15(e)		184	184,734
Series 2009-A2, Class A 1.542%, 2/17/15(e)		200	200,264
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.792%, 1/15/17(e)		425	427,455
Series 2011-2, Class A 0.722%, 5/15/19(e)		715	718,850
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.942%, 2/15/17(c) (e)		490	490,257

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2012-1A, Class A1 0.813%, 3/18/14(c) (e)	US$	545	$545,373
Series 2010-2A, Class A2
0.994%, 12/18/14(c) (e)		420	420,773

			3,923,785

OTHER ABS–FIXED RATE–0.3%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		268	267,624
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		289	289,600
Series 2012-A, Class A3 0.94%, 5/15/17		375	375,730
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/22/14		195	195,686
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(c)		275	275,166
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		231	231,503

			1,635,309

CREDIT CARDS–FIXED RATE–0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		304	304,749
Series 2012-A3, Class A3 0.86%, 11/15/17		260	260,302

			565,051

HOME EQUITY LOANS–FLOATING RATE–0.0%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.695%, 4/25/37(e) (g)		100	1,566
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.624%, 3/20/36(e)		365	262,821
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.605%, 3/25/37(e) (g)		88	671
RASC Trust Series 2003-KS3, Class A2 0.845%, 5/25/33(e)		1	951

			266,009

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		127	115,222

Total Asset-Backed Securities (cost $21,012,649)			20,739,415

		Principal Amount (000)	U.S. $ Value

AGENCIES–3.4%
AGENCY DEBENTURES–3.0%
Federal Farm Credit Bank 0.251%, 11/13/12(e)	US$	900	$900,341
0.261%, 10/12/12(e)		1,200	1,200,391
0.274%, 9/20/12(e)		1,100	1,100,311
0.305%, 6/26/13(e)		2,500	2,503,208
Federal National Mortgage Association 0.273%, 9/17/12-10/18/12(e)		1,810	1,810,295
6.25%, 5/15/29		740	1,065,628
6.625%, 11/15/30		2,277	3,454,537
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		4,770	4,156,373

			16,191,084

AGENCY SUBORDINATED–0.4%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		2,198	2,255,706

Total Agencies (cost $16,813,644)			18,446,790

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.7%
NON-AGENCY FIXED RATE CMBS–2.3%
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.534%, 4/15/40		110	117,339
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		70	72,599
Series 2005-C1, Class A4 5.014%, 2/15/38		260	281,752
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.008%, 6/15/38		620	702,553
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.417%, 4/10/37		215	150,491
Series 2007-GG9, Class A4 5.444%, 3/10/39		885	981,756
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		80	85,693
Series 2012-GCJ7, Class A4 3.377%, 5/10/45		960	980,442

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.335%, 8/12/37		US$	170	$186,770
Series 2006-CB14, Class A4 5.481%, 12/12/44			315	351,228
Series 2006-CB16, Class A4 5.552%, 5/12/45			335	378,094
Series 2007-LD11, Class A4
6.009%, 6/15/49			895	982,535
Series 2010-C2, Class A1 2.749%, 11/15/43(c)			408	422,327
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.447%, 6/15/29			40	42,561
Series 2006-C1, Class A4 5.156%, 2/15/31			1,095	1,219,795
Series 2006-C3, Class A4 5.661%, 3/15/39			285	320,120
Series 2006-C4, Class A4 6.067%, 6/15/38			275	313,873
Series 2007-C2, Class A3 5.43%, 2/15/40			895	999,057
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38			377	382,570
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.093%, 6/12/46			110	124,692
Series 2006-3, Class A2 5.291%, 7/12/46			859	876,056
Series 2006-3, Class A4 5.414%, 7/12/46			480	542,491
Series 2006-4, Class AM 5.204%, 12/12/49			265	262,170
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43			780	886,082
UBS Barclays Commercial Mortgage Trust Series 2007-C2, Class A4 3.525%, 6/10/22			524	520,180
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A2 3.24%, 3/15/44(c)			428	452,521

				12,635,747

NON-AGENCY FLOATING RATE CMBS–0.2%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.007%, 5/15/46(e)			905	1,000,410

GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(c) (e)	US$		75	$74,286

				1,074,696

AGENCY CMBS–0.2%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20			634	691,648

Total Commercial Mortgage-Backed Securities (cost $13,580,879)				14,402,091

CORPORATES–NON-INVESTMENT GRADES–0.4%

INDUSTRIAL–0.3%
BASIC–0.1%
LyondellBasell Industries NV 5.75%, 4/15/24(c)			435	461,740

CAPITAL GOODS–0.1%
Ball Corp. 5.00%, 3/15/22			290	301,600
BE Aerospace, Inc. 5.25%, 4/01/22			295	303,850
Hanson Australia Funding Ltd. 5.25%, 3/15/13			120	122,700

				728,150

CONSUMER CYCLICAL–OTHER–0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22(b)(c)			195	199,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(b)(c)			295	292,787

				492,662

CONSUMER CYCLICAL–RETAILERS–0.0%
Dollar General Corp. 4.125%, 7/15/17			79	80,086

ENERGY–0.0%
Cimarex Energy Co. 5.875%, 5/01/22			145	150,619

				1,913,257

FINANCIAL INSTITUTIONS–0.1%
BANKING–0.1%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	90	75,171
LBG Capital No. 1 PLC 8.00%, 6/15/20(c)		US$	235	197,400

				272,571

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

UTILITY–0.0%
ELECTRIC–0.0%
CMS Energy Corp. 5.05%, 3/15/22	US$	155	$160,772

Total Corporates–Non-Investment Grades (cost $2,128,714)			2,346,600

QUASI-SOVEREIGNS–0.4%

QUASI-SOVEREIGN BONDS–0.4%
INDONESIA–0.0%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		250	261,250

KAZAKHSTAN–0.1%
KazMunayGas National Co. 7.00%, 5/05/20(c)		251	284,885

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		460	528,608

MEXICO–0.0%
Petroleos Mexicanos 5.50%, 6/27/44(c)		182	186,095

SOUTH KOREA–0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)		485	494,565

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		465	483,600

Total Quasi-Sovereigns (cost $2,087,409)			2,239,003

INFLATION-LINKED SECURITIES–0.2%
UNITED STATES–0.2%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $1,200,029)		1,197	1,197,471

GOVERNMENTS–SOVEREIGN BONDS–0.2%
INDONESIA–0.1%
Indonesia Government International Bond 5.25%, 1/17/42(c)		475	496,969

QATAR–0.0%
State of Qatar 4.50%, 1/20/22(c)		270	297,945

RUSSIA–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c)		250	299,607

Total Governments–Sovereign Bonds (cost $1,010,096)			1,094,521

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.1%
UNITED STATES–0.1%
California GO 7.625%, 3/01/40 (cost $464,450)	US$	455	$588,242
OPTIONS PURCHASED– PUTS–0.0%
OPTION ON EQUITY INDICES–0.0%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: $225.00(a) (cost $292,224)		14,270	184,198

	Shares
PREFERRED STOCKS–0.0%
FINANCIAL INSTITUTIONS–0.0%
FINANCE–0.0%
Citigroup Capital XII 8.50% (cost $175,000)		7,000	175,875

	Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
NON-AGENCY FIXED RATE–0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.771%, 5/25/35	US$	47	41,354
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		28	27,655

			69,009

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.147%, 12/25/35(e)		31	17,244

Total Collateralized Mortgage Obligations (cost $105,388)			86,253

SHORT-TERM INVESTMENTS–3.0%
TIME DEPOSIT–2.2%
State Street Time Deposit 0.01%, 7/02/12 (cost $12,123,280)		12,123	12,123,280

U.S. TREASURY BILL–0.5%
U.S. Treasury Bill Zero Coupon, 8/09/12 (cost $2,464,763)		2,465	2,464,763

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS– TREASURIES–0.3%
Japan Treasury Discount Bill 0.01%, 8/20/12 (cost $1,290,148)	JPY	110,000	$1,375,935

Total Short-Term Investments (cost $15,878,191)			15,963,978

Total Investments Before Security Lending Collateral for Securities Loaned–101.5% (cost $517,496,608)			$551,105,372

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–2.3%
INVESTMENT COMPANIES–2.3%
AllianceBernstein Exchange Reserves–Class I, 0.20%(h) (cost $12,325,237)	12,325,237	$12,325,237

TOTAL INVESTMENTS–103.8% (cost $529,821,845)		563,430,609
Other assets less liabilities–(3.8)%		(20,447,105)

NET ASSETS–100.0%		$542,983,504

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	7	September 2012	$189,672	$199,759	$10,087
TOPIX Index Futures	1	September 2012	87,167	96,203	9,036

					$19,123

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Japanese Yen settling 8/14/12	208,045	$2,632,878	$2,604,204	$(28,674)
Citibank NA:
Hong Kong Dollar settling 8/14/12	4,236	545,641	546,092	451
Japanese Yen settling 8/14/12	96,227	1,228,600	1,204,522	(24,078)
Credit Suisse London Branch (GFX):
Euro settling 8/14/12	2,445	3,183,806	3,095,265	(88,541)
Great British Pound settling 8/14/12	1,306	2,112,420	2,045,174	(67,246)
Deutsche Bank AG London:
Australian Dollar settling 8/14/12	342	349,636	348,657	(979)
Great British Pound settling 8/14/12	1,523	2,425,162	2,384,992	(40,170)
Great British Pound settling 9/14/12	344	544,002	538,652	(5,350)
Japanese Yen settling 8/14/12	112,467	1,410,775	1,407,806	(2,969)
Swedish Krona settling 8/14/12	3,104	459,797	448,027	(11,770)
Swiss Franc settling 8/14/12	1,354	1,468,894	1,427,966	(40,928)
Goldman Sachs International:
Norwegian Krone settling 8/14/12	16,110	2,755,400	2,704,099	(51,301)

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
HSBC BankUSA:
Canadian Dollar settling 8/14/12	901	$881,398	$884,165	$2,767
Hong Kong Dollar settling 8/14/12	15,422	1,986,524	1,988,158	1,634
Norwegian Krone settling 9/14/12	2,312	381,161	387,629	6,468
Royal Bank of Scotland PLC:
Japanese Yen settling 8/14/12	183,719	2,320,241	2,299,703	(20,538)
State Street Bank & Trust Co.:
Great British Pound settling 9/14/12	88	136,118	137,795	1,677
Swedish Krona settling 8/14/12	26,004	3,785,946	3,753,380	(32,566)
Swiss Franc settling 8/14/12	1,337	1,412,708	1,410,038	(2,670)
UBS AG:
Swedish Krona settling 9/14/12	11,481	1,611,848	1,655,345	43,497

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 8/14/12	1,115	1,413,998	1,411,542	2,456
Japanese Yen settling 8/20/12	109,978	1,406,695	1,376,761	29,934
BNP Paribas SA:
Australian Dollar settling 8/14/12	342	347,520	348,657	(1,137)
Citibank NA:
Great British Pound settling 8/14/12	700	1,123,338	1,096,188	27,150
Indian Rupee settling 8/14/12(1)	9,228	166,061	165,230	831
Swiss Franc settling 8/14/12	2,247	2,382,025	2,369,749	12,276
Credit Suisse London Branch (GFX):
Australian Dollar settling 8/14/12	1,041	1,018,232	1,061,264	(43,032)
Australian Dollar settling 9/14/12	412	402,021	418,848	(16,827)
Canadian Dollar settling 8/14/12	1,976	1,967,736	1,939,079	28,657
Euro settling 8/14/12	2,115	2,754,090	2,677,499	76,591
Norwegian Krone settling 8/14/12	3,500	573,519	587,483	(13,964)
Deutsche Bank AG London:
Australian Dollar settling 8/14/12	810	831,708	825,768	5,940
Canadian Dollar settling 8/10/12	653	637,236	641,295	(4,059)
Euro settling 8/14/12	724	904,891	916,553	(11,662)
Euro settling 9/14/12	394	492,618	498,951	(6,333)
Great British Pound settling 8/14/12	814	1,252,732	1,274,710	(21,978)
Japanese Yen settling 8/14/12	322,199	4,041,633	4,033,126	8,507
Goldman Sachs International:
Swedish Krona settling 8/14/12	13,123	1,822,006	1,894,155	(72,149)
HSBC BankUSA:
Brazilian Real settling 8/14/12	844	417,629	416,678	951
Euro settling 8/14/12	1,516	1,931,050	1,919,191	11,859
Great British Pound settling 8/14/12	669	1,056,057	1,047,643	8,414
Hong Kong Dollar settling 8/14/12	35,980	4,636,986	4,638,433	(1,447)
Swiss Franc settling 8/14/12	444	471,223	468,255	2,968
Royal Bank of Canada:
Canadian Dollar settling 9/14/12	771	746,616	756,072	(9,456)
Euro settling 9/14/12	1,330	1,660,764	1,684,277	(23,513)
Royal Bank of Scotland PLC:
Euro settling 8/14/12	431	532,953	545,627	(12,674)
Great British Pound settling 8/14/12	344	531,903	538,698	(6,795)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Standard Chartered Bank:
Euro settling 9/14/12	330	$419,932	$417,903	$2,029
Indian Rupee settling 8/14/12	14,146	263,348	253,288	10,060
State Street Bank & Trust Co.:
Australian Dollar settling 9/14/12	308	301,554	313,120	(11,566)
Euro settling 8/03/12	127	160,558	160,322	236
Great British Pound settling 8/14/12	121	195,071	189,484	5,587
Norwegian Krone settling 8/14/12	757	125,866	127,064	(1,198)
Swedish Krona settling 8/14/12	1,637	226,522	236,283	(9,761)
UBS AG:
Canadian Dollar settling 8/14/12	2,330	2,256,200	2,286,465	(30,265)

				$(424,656)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index (premium received $(117,034))	14,270	$190.00	December 2012	$(63,205)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(21,004)
JPMorgan Chase Bank, NA	2,200	2/7/22	2.043%	3 Month LIBOR	(75,458)

					$(96,462)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate market value of these securities amounted to $19,520,474 or 3.6% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at June 30, 2012.

(f)	Variable rate coupon, rate shown as of June 30, 2012.

(g)	Illiquid security.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

AllianceBernstein Variable Products Series Fund

Currency Abbreviation:

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

GDR—Global Depositary Receipt

GO—General Obligation

LIBOR—London Interbank Offered Rates

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $517,496,608)	$551,105,372	(a)
Affiliated issuers (cost $12,325,237—including investment of cash collateral for securities loaned of $12,325,237)	12,325,237
Cash	17,372	(b)
Foreign currencies, at value (cost $1,443,802)	1,440,484
Receivable for investment securities sold and foreign currency transactions	5,280,202
Interest and dividends receivable	2,120,162
Unrealized appreciation of forward currency exchange contracts	290,940
Receivable for capital stock sold	122,552
Receivable for variation margin on futures contracts	10,580

Total assets	572,712,901

LIABILITIES
Options written, at value (premium received $117,034)	63,205
Payable for investment securities purchased and foreign currency transactions	15,851,523
Payable for collateral received on securities loaned	12,325,237
Unrealized depreciation of forward currency exchange contracts	715,596
Advisory fee payable	248,436
Payable for capital stock redeemed	122,334
Distribution fee payable	103,605
Unrealized depreciation on interest rate swap contracts	96,462
Administrative fee payable	16,971
Transfer Agent fee payable	137
Accrued expenses and other liabilities	185,891

Total liabilities	29,729,397

NET ASSETS	$542,983,504

COMPOSITION OF NET ASSETS
Capital stock, at par	$47,450
Additional paid-in capital	515,276,352
Undistributed net investment income	14,919,947
Accumulated net realized loss on investment and foreign currency transactions	(20,419,524)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	33,159,279

	$542,983,504

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$44,214,971	3,828,588	$11.55
B	$498,768,533	43,621,167	$11.43

(a)	Includes securities on loan with a value of $12,129,734 (see Note E).

(b)	An amount of $16,678 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2012.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $167,662)	$4,772,121
Affiliated issuers	8,376
Interest	2,860,811
Securities lending income	94,788

7,736,096

EXPENSES
Advisory fee (see Note B)	1,534,562
Distribution fee—Class B	635,891
Transfer agency—Class A	271
Transfer agency—Class B	2,818
Custodian	151,194
Audit	33,944
Administrative	27,854
Legal	19,784
Printing	16,502
Directors’ fees	1,913
Miscellaneous	21,146

Total expenses	2,445,879

Net investment income	5,290,217

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	13,016,633 (a)
Futures contracts	(6,345)
Swap contracts	(211,977)
Foreign currency transactions	(978,867)
Net change in unrealized appreciation/depreciation of:
Investments	14,890,283 (b)
Futures contracts	18,014
Options written	53,829
Swap contracts	(11,315)
Foreign currency denominated assets and liabilities	(351,562)

Net gain on investment and foreign currency transactions	26,418,693

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,708,910

(a)	Net of foreign capital gains taxes of $1,228.

(b)	Net of increase in accrued foreign capital gains taxes of $3,629.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,290,217		$10,292,931
Net realized gain on investment and foreign currency transactions	11,819,444		23,530,062
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,599,249		(50,646,990)

Net increase (decrease) in net assets from operations	31,708,910		(16,823,997)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(1,640,050)
Class B	–0	–	(11,281,113)
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,167,832)		(19,298,555)

Total increase (decrease)	4,541,078		(49,043,715)
NET ASSETS
Beginning of period	538,442,426		587,486,141

End of period (including undistributed net investment income of $14,919,947 and $9,629,730, respectively)	$542,983,504		$538,442,426

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$49,059,751		$43,688,409		$–0	–	$92,748,160
Information Technology	46,961,273		5,293,814		–0	–	52,255,087
Consumer Discretionary	36,031,363		14,442,918		–0	–	50,474,281
Energy	29,524,299		9,474,835		–0	–	38,999,134
Health Care	30,421,266		4,630,370		–0	–	35,051,636
Industrials	19,708,906		10,705,835		–0	–	30,414,741
Consumer Staples	11,758,091		7,878,614		–0	–	19,636,705
Materials	3,965,952		4,453,903		–0	–	8,419,855
Telecommunication Services	4,325,141		3,371,462		–0	–	7,696,603
Utilities	5,551,928		1,266,213		–0	–	6,818,141
Other Instruments	567,073		–0	–	–0	–	567,073
Corporates—Investment Grades	110,369		52,661,857		–0	–	52,772,226
Mortgage Pass-Throughs	–0	–	46,075,737		–0	–	46,075,737
Governments—Treasuries	–0	–	31,711,556		–0	–	31,711,556
Asset-Backed Securities	–0	–	17,932,875		2,806,540		20,739,415
Agencies	–0	–	18,446,790		–0	–	18,446,790
Commercial Mortgage-Backed Securities	–0	–	10,933,142		3,468,949		14,402,091
Corporates—Non-Investment Grades	–0	–	2,346,600		–0	–	2,346,600
Quasi-Sovereigns	–0	–	2,239,003		–0	–	2,239,003
Inflation-Linked Securities	–0	–	1,197,471		–0	–	1,197,471
Governments—Sovereign Bonds	–0	–	1,094,521		–0	–	1,094,521
Local Governments—Municipal Bonds	–0	–	588,242		–0	–	588,242
Preferred Stocks	175,875		–0	–	–0	–	175,875
Collateralized Mortgage Obligations	–0	–	–0	–	86,253		86,253
Options Purchased—Puts	–0	–	184,198		–0	–	184,198
Short-Term Investments:
Time Deposit	–0	–	12,123,280		–0	–	12,123,280
U.S. Treasury Bill	–0	–	2,464,763		–0	–	2,464,763
Governments—Treasuries	–0	–	1,375,935		–0	–	1,375,935
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	12,325,237		–0	–	–0	–	12,325,237

Total Investments in Securities	250,486,524		306,582,343	+	6,361,742		563,430,609

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments* :
Assets:
Futures Contracts	$19,123		$–0	–	$–0	–	$19,123 #
Forward Currency Exchange Contracts	–0	–	290,940		–0	–	290,940
Liabilities:
Forward Currency Exchange Contracts	–0	–	(715,596)		–0	–	(715,596)
Put Options Written	–0	–	(63,205)		–0	–	(63,205)
Interest Rate Swap Contracts	–0	–	(96,462)		–0	–	(96,462)

Total	$250,505,647		$305,998,020		$6,361,742		$562,865,409

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/11	$1,850,013		$453,065		$311,631
Accrued discounts/(premiums)	599		9,885		19
Realized gain (loss)	(31,028)		–0	–	(271,800)
Change in unrealized appreciation/depreciation	42,587		35,580		305,924
Purchases	1,432,047		2,970,419		–0	–
Sales	(487,678)		–0	–	(259,521)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/12	$2,806,540		$3,468,949		$86,253

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$42,587		$35,580		$2,432

	Total
Balance as of 12/31/11	$2,614,709
Accrued discounts/(premiums)	10,503
Realized gain (loss)	(302,828)
Change in unrealized appreciation/depreciation	384,091
Purchases	4,402,466
Sales	(747,199)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 6/30/12	$6,361,742

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12*	$80,599

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for

AllianceBernstein Variable Products Series Fund

Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps extend through May 1, 2013 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2012, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $27,854.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $275,425, of which $0 and $263, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$182,997,814	$183,166,971
U.S. government securities	91,954,967	99,988,806

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$51,934,488
Gross unrealized depreciation	(18,325,724)

Net unrealized appreciation	$33,608,764

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2012, the Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2012, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2012, the Portfolio held purchased options for hedging purposes. During the six months ended June 30, 2012, the Portfolio held written options for hedging purposes.

For the six months ended June 30, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	–0	–	$–0	–
Options written	14,270		117,034
Options expired	–0	–	–0	–
Options bought back	–0	–	–0	–
Options exercised	–0	–	–0	–

Options written outstanding as of 06/30/12	14,270		$117,034

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2012, the Portfolio held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2012, the Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

AllianceBernstein Variable Products Series Fund

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2012, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $579,238. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $579,238 would be required to be posted by the Portfolio.

At June 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$290,940		Unrealized depreciation of forward currency exchange contracts	$715,596
Equity contracts	Receivable/Payable for variation margin on futures contracts	19,123	*
Interest rate contracts				Unrealized depreciation on interest rate swap contracts	96,462
Equity contracts	Investments in securities, at value	184,198
Equity contracts				Options written, at value	63,205

Total		$494,261			$875,263

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(657,772)	$(355,798)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,345)	18,014
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	31,157	(96,462)

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(243,134)		$85,147
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	–0	–	(108,026)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	–0	–	53,829

Total		$(876,094)		$(403,296)

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $72,672,135, the average monthly original value of futures contracts was $318,554, and the average monthly notional amount of interest rate swaps was $5,099,515. For two months of the period, the average monthly notional amount of credit default swaps was $4,278,199. For one month of the period, the average monthly cost of purchased options contracts was $293,092.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2012, the Portfolio earned drop income of $69,824 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a

AllianceBernstein Variable Products Series Fund

loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $12,129,734 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $12,325,237. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $94,788 and $8,376 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$4,229	$49,768	$41,672	$12,325	$8

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	36,468		340,171	$424,393		$3,980,963
Shares issued in reinvestment of dividends	–0	–	138,870	–0	–	1,640,050
Shares redeemed	(1,291,900)		(1,399,958)	(14,923,292)		(15,753,756)

Net decrease	(1,255,432)		(920,917)	$(14,498,899)		$(10,132,743)

Class B
Shares sold	2,339,947		6,176,389	$26,725,675		$69,344,485
Shares issued in reinvestment of dividends	–0	–	962,552	–0	–	11,281,113
Shares redeemed	(3,439,726)		(7,981,306)	(39,394,608)		(89,791,410)

Net decrease	(1,099,779)		(842,365)	$(12,668,933)		$(9,165,812)

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$12,921,163	$13,766,301

Total taxable distributions	12,921,163	13,766,301

Total distributions paid	$12,921,163	$13,766,301

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,669,101
Accumulated capital and other losses	(26,480,631	)(a)
Unrealized appreciation/(depreciation)	11,762,319	(b)

Total accumulated earnings/(deficit)	$(4,049,211)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $23,949,717. During the fiscal year, the Portfolio utilized $23,208,874 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $2,530,914, which is deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

AllianceBernstein Variable Products Series Fund

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $23,949,717 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 23,949,717	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011		2010		2009		2008		2007
Net asset value, beginning of period	$10.90		$11.48		$10.66		$8.63		$13.05		$12.87

Income From Investment Operations
Net investment income (a)	.12		.23		.23		.24		.22	(b)	.31	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		(.53)		.88		1.89		(3.97)		.41
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.65		(.30)		1.11		2.13		(3.75)		.72

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.28)		(.29)		(.10)		(.39)		(.32)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.28)		(.22)

Total dividends and distributions	–0	–	(.28)		(.29)		(.10)		(.67)		(.54)

Net asset value, end of period	$11.55		$10.90		$11.48		$10.66		$8.63		$13.05

Total Return
Total investment return based on net asset value (d)	5.96%		(2.81	)%*	10.61	%*	24.88	%*	(30.01	)%*	5.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,215		$55,395		$68,914		$73,120		$67,526		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(e)	.66%		.68	%(f)	.69%		.75	%(f)	.76%
Expenses, before waivers/reimbursements	.65	%(e)	.66%		.68	%(f)	.69%		.78	%(f)	.85%
Net investment income	2.09	%(e)	2.03%		2.14	%(f)	2.66%		3.08	%(b)(f)	2.33	%(b)
Portfolio turnover rate	50%		94%		101%		85%		93%		77%

See footnote summary on page 40.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011		2010		2009		2008		2007
Net asset value, beginning of period	$10.80		$11.38		$10.58		$8.58		$12.97		$12.81

Income From Investment Operations
Net investment income (a)	.11		.20		.20		.22		.26	(b)	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52		(.53)		.87		1.86		(4.02)		.41
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(c)	–0	–

Net increase (decrease) in net asset value from operations	.63		(.33)		1.07		2.08		(3.76)		.68

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.25)		(.27)		(.08)		(.35)		(.30)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	–0	–	–0	–	–0	–	(.28)		(.22)

Total dividends and distributions	–0	–	(.25)		(.27)		(.08)		(.63)		(.52)

Net asset value, end of period	$11.43		$10.80		$11.38		$10.58		$8.58		$12.97

Total Return
Total investment return based on net asset value (d)	5.83%		(3.06	)%*	10.30	%*	24.45	%*	(30.20	)%*	5.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$498,769		$483,047		$518,572		$458,669		$285,962		$211,440
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(e)	.91%		.93	%(f)	.95%		1.00	%(f)	1.01%
Expenses, before waivers/reimbursements	.90	%(e)	.91%		.93	%(f)	.95%		1.02	%(f)	1.07%
Net investment income	1.88	%(e)	1.78%		1.89	%(f)	2.36%		2.48	%(b)(f)	2.11	%(b)
Portfolio turnover rate	50%		94%		101%		85%		93%		77%

See footnote summary on page 40.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.02%, 0.03%, 0.06% and 0.10%, respectively.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P.,130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/11 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$593.8	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $72,218 (0.01% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee evaluation was completed on July 21, 2011 and discussed with the Board of Directors on August 2-4, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/10)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75%	0.68%	December 31
	Class B 1.00%	0.93%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser manages The AllianceBernstein Portfolios—Balanced Wealth Strategy (“Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio.5 The Adviser also manages AllianceBernstein Balanced Shares, Inc. (“Balanced Shares, Inc.), a retail mutual fund in the Balanced category, and the advisory fee schedules of Balanced Wealth Strategy and Balanced Shares, Inc. are also shown in the table below.6

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

AllianceBernstein Variable Products Series Fund

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Balanced Shares, Inc.	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[7]
Balanced Wealth Strategy Portfolio	Global Balanced Portfolio Class A	1.40%
	Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.539	6/10

7	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike class I shares, whose fee is for only investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

9	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Total Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Exp. Group Rank	Lipper Exp. Universe Median (%)	Lipper Exp. Universe Rank
Balanced Wealth Strategy Portfolio	0.678	0.704	5/10	0.690	13/26

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2010, relative to 2009.14

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, ABI received $1,184,285 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $1,344.54 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A total expense ratio.

14	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with respect to the Portfolio.

AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,250 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $461 billion as of June 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year net performance rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2011.21

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	18.89	18.13	18.62	3/10	12/26
3 year	1.44	2.67	3.40	8/10	23/25
5 year	3.64	4.38	4.87	7/10	21/24

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2011.22

	Periods Ending May 31, 2011 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	18.89	1.44	3.64	5.02
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	17.88	3.69	5.03	5.58
S&P 500 Stock Index	25.95	0.91	3.32	4.67
Barclays Capital U.S. Aggregate Bond Index	5.84	6.53	6.63	5.54
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 30, 2011

22	The performance returns shown in the table are for the Class A shares of the Portfolio. It should be noted that the performance returns for the Portfolio and the benchmark were provided by the Adviser.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.70	$4.28	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27	0.85%

Class B
Actual	$1,000	$1,025.70	$5.54	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.52	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$39,344,274	27.0%
Vanguard MSCI Emerging Markets ETF	6,041,239	4.1
Apple, Inc.	1,315,752	0.9
Exxon Mobil Corp.	955,731	0.7
Royal Dutch Shell PLC—Class B	582,124	0.4
Microsoft Corp.	545,725	0.4
International Business Machines Corp.	544,690	0.4
Nestle SA	529,402	0.4
General Electric Co.	526,627	0.4
Chevron Corp.	499,015	0.3

	$50,884,579	35.0%

PORTFOLIO BREAKDOWN**

June 30, 2012 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
US Large Cap	21.4%
International Large Cap	20.4
US Mid-Cap	2.1
US Small-Cap	2.2
Emerging Market Equities	4.5
Real Estate Equities	2.8

Sub-Total	53.4

Fixed Income
US Bonds	28.4
International Bonds	1.9

Sub-Total	30.3

Cash	16.3

Total	100.0%

*	Long-term investments.

**	All data are as of June 30, 2012. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–37.9%

FINANCIALS–6.9%
CAPITAL MARKETS–0.6%
Aberdeen Asset Management PLC	3,678	$14,980
Ameriprise Financial, Inc.	495	25,869
Bank of New York Mellon Corp. (The)	2,815	61,789
BlackRock, Inc.–Class A	327	55,531
Charles Schwab Corp. (The)	2,540	32,842
Credit Suisse Group AG	3,127	57,215
Daiwa Securities Group, Inc.	4,000	15,075
Deutsche Bank AG	2,499	90,197
E*Trade Financial Corp.(a)	570	4,583
Federated Investors, Inc.–Class B(b)	210	4,589
Franklin Resources, Inc.	340	37,737
Goldman Sachs Group, Inc. (The)	1,188	113,882
Invesco Ltd.	1,030	23,278
Julius Baer Group Ltd.(a)	1,220	44,233
Legg Mason, Inc.	260	6,856
Macquarie Group Ltd.	890	24,033
Morgan Stanley	3,620	52,816
Nomura Holdings, Inc.	9,800	36,638
Northern Trust Corp.	560	25,771
Partners Group Holding AG	133	23,654
Schroders PLC	729	15,281
State Street Corp.	1,135	50,666
T Rowe Price Group, Inc.	625	39,350
UBS AG(a)	9,783	114,482

		971,347

COMMERCIAL BANKS–2.6%
Aozora Bank Ltd.	6,000	14,288
Australia & New Zealand Banking Group Ltd.	7,203	164,085
Banco Bilbao Vizcaya Argentaria SA	12,732	90,924
Banco de Sabadell SA	5,579	10,835
Banco Espirito Santo SA(a)	5,403	3,694
Banco Popular Espanol SA	2,820	6,379
Banco Santander SA	25,164	166,466
Bank of Yokohama Ltd. (The)	3,000	14,184
Barclays PLC	31,160	79,622
BB&T Corp.	1,650	50,902
BOC Hong Kong Holdings Ltd.	10,000	30,850
CaixaBank	2,117	6,893
Chiba Bank Ltd. (The)	2,000	12,013
Comerica, Inc.	450	13,819
Commerzbank AG(a)	11,674	19,828
Commonwealth Bank of Australia	4,251	232,804
Credit Agricole SA(a)	5,455	24,070
Danske Bank A/S(a)	1,753	24,374
DBS Group Holdings Ltd.	5,000	55,228
DnB NOR ASA	2,627	26,122
Erste Group Bank AG(a)	578	10,977
Fifth Third Bancorp	2,190	29,346
First Horizon National Corp.	585	5,060
Fukuoka Financial Group, Inc.	4,000	15,620
Hang Seng Bank Ltd.	2,100	28,762

HSBC Holdings PLC	48,399	$426,484
Huntington Bancshares, Inc./OH	2,015	12,896
Intesa Sanpaolo SpA	27,085	38,549
Joyo Bank Ltd. (The)	3,000	13,651
KBC Groep NV	433	9,157
KeyCorp	2,225	17,221
Lloyds Banking Group PLC(a)	111,087	54,267
M&T Bank Corp.	315	26,010
Mitsubishi UFJ Financial Group, Inc.	34,200	163,848
Mizuho Financial Group, Inc.	61,400	103,720
National Australia Bank Ltd.	6,018	146,584
Natixis	9,006	24,259
Nordea Bank AB	7,072	60,946
Oversea-Chinese Banking Corp., Ltd.	7,000	48,950
PNC Financial Services Group, Inc.	1,280	78,221
Raiffeisen Bank International AG	176	5,762
Regions Financial Corp.	3,325	22,444
Resona Holdings, Inc.	5,100	21,010
Royal Bank of Scotland Group PLC(a)	5,577	18,891
Seven Bank Ltd.	5,324	13,587
Shinsei Bank Ltd.	12,000	14,599
Shizuoka Bank Ltd. (The)	1,000	10,289
Skandinaviska Enskilda Banken AB	4,967	32,258
Societe Generale SA(a)	1,878	44,038
Standard Chartered PLC	6,409	139,223
Sumitomo Mitsui Financial Group, Inc.	3,600	118,926
Sumitomo Mitsui Trust Holdings, Inc.	8,000	23,909
SunTrust Banks, Inc.	1,240	30,045
Svenska Handelsbanken AB	1,317	43,297
Swedbank AB	2,205	34,737
UniCredit SpA(a)	10,889	41,287
United Overseas Bank Ltd.	3,000	44,549
US Bancorp	4,515	145,202
Wells Fargo & Co.	12,675	423,852
Westpac Banking Corp.	8,210	179,275
Zions Bancorporation	430	8,351

		3,777,439

CONSUMER FINANCE–0.2%
American Express Co.	2,410	140,286
Capital One Financial Corp.	1,363	74,502
Credit Saison Co., Ltd.	700	15,564
Discover Financial Services	1,260	43,571
SLM Corp.	1,150	18,066

		291,989

DIVERSIFIED FINANCIAL SERVICES–0.8%
ASX Ltd.	744	22,838
Bank of America Corp.	25,695	210,185
Citigroup, Inc.	6,978	191,267
CME Group, Inc.–Class A	190	50,941
Deutsche Boerse AG	524	28,270

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Eurazeo	427	$16,443
Exor SpA	1,279	27,496
Groupe Bruxelles Lambert SA	217	14,730
Hong Kong Exchanges and Clearing Ltd.	2,800	40,252
ING Groep NV(a)	10,296	69,025
IntercontinentalExchange, Inc.(a)	200	27,196
Investor AB	1,705	32,554
JPMorgan Chase & Co.	9,065	323,892
Leucadia National Corp.	455	9,678
London Stock Exchange Group PLC	969	15,297
Mitsubishi UFJ Lease & Finance Co., Ltd.	350	14,558
Moody’s Corp.	445	16,265
NASDAQ OMX Group, Inc. (The)	260	5,894
NYSE Euronext	585	14,964
ORIX Corp.	280	26,095
Pohjola Bank PLC	371	4,330
Resolution Ltd.	3,866	11,892
Singapore Exchange Ltd.	3,000	15,072
Wendel SA	322	23,844

		1,212,978

INSURANCE–1.5%
ACE Ltd.	835	61,899
Admiral Group PLC	819	15,278
Aegon NV	7,148	33,149
Aflac, Inc.	1,105	47,062
Ageas	6,278	12,467
AIA Group Ltd.	27,520	95,056
Allianz SE	1,224	123,116
Allstate Corp. (The)	1,150	40,354
American International Group, Inc.(a)	1,512	48,520
AON PLC	765	35,787
Assicurazioni Generali SpA	3,139	42,561
Assurant, Inc.	210	7,316
Aviva PLC	7,812	33,451
Berkshire Hathaway, Inc.(a)	4,180	348,319
Chubb Corp. (The)	660	48,061
Cincinnati Financial Corp.	360	13,705
CNP Assurances(a)	2,026	24,745
Dai-ichi Life Insurance Co., Ltd. (The)	23	26,637
Genworth Financial, Inc.–Class A(a)	1,135	6,424
Hannover Rueckversicherung AG	173	10,305
Hartford Financial Services Group, Inc.	1,025	18,071
Insurance Australia Group Ltd.	6,220	22,309
Legal & General Group PLC	15,786	31,561
Lincoln National Corp.	640	13,997
Loews Corp.	740	30,273
Mapfre SA	3,353	6,821
Marsh & McLennan Cos., Inc.	1,290	41,577
MetLife, Inc.	2,520	77,742

MS&AD Insurance Group Holdings	1,400	$24,493
Muenchener Rueckversicherungs AG	482	68,012
NKSJ Holdings, Inc.	1,000	21,288
Old Mutual PLC	13,083	31,115
Principal Financial Group, Inc.	690	18,099
Progressive Corp. (The)	1,445	30,099
Prudential Financial, Inc.	1,115	53,999
Prudential PLC	6,850	79,426
QBE Insurance Group Ltd.	3,112	43,010
RSA Insurance Group PLC	9,493	16,115
Sampo Oyj–Class A	1,127	29,240
SCOR SE	935	22,667
Sony Financial Holdings, Inc.	875	14,165
Standard Life PLC	6,327	23,166
Suncorp Group Ltd.	3,459	28,904
Swiss Re AG(a)	947	59,701
T&D Holdings, Inc.	1,550	16,346
Tokio Marine Holdings, Inc.	1,900	47,677
Torchmark Corp.	235	11,879
Travelers Cos., Inc. (The)	930	59,371
Tryg AS	78	4,385
Unum Group	670	12,817
Vienna Insurance Group AG Wiener Versicherung Gruppe	71	2,870
XL Group PLC	710	14,938
Zurich Financial Services AG(a)	396	89,545

		2,139,890

REAL ESTATE INVESTMENT TRUSTS (REITs)–0.8%
American Tower Corp.	955	66,764
Apartment Investment & Management Co.–Class A	305	8,244
AvalonBay Communities, Inc.	225	31,833
Boston Properties, Inc.	390	42,264
British Land Co. PLC	2,299	18,409
Capital Shopping Centres Group PLC	2,951	14,908
CFS Retail Property Trust Group	11,279	22,512
Dexus Property Group	23,282	22,279
Equity Residential	730	45,523
Fonciere Des Regions	329	23,655
Gecina SA	253	22,554
Goodman Group	5,915	22,397
GPT Group	6,698	22,656
Hammerson PLC	2,197	15,259
HCP, Inc.	980	43,267
Health Care REIT, Inc.	515	30,024
Host Hotels & Resorts, Inc.	1,710	27,052
ICADE	296	22,387
Japan Real Estate Investment Corp.	2	18,337
Japan Retail Fund Investment Corp.	8	12,690
Kimco Realty Corp.	970	18,459
Klepierre	695	22,840
Land Securities Group PLC	2,095	24,273

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Link REIT (The)	6,000	$24,554
Mirvac Group	12,834	16,864
Nippon Building Fund, Inc.	2	19,337
Plum Creek Timber Co., Inc.	360	14,292
ProLogis, Inc.	1,090	36,221
Public Storage	340	49,099
Simon Property Group, Inc.	736	114,566
Stockland	6,911	21,935
Unibail-Rodamco SE	247	45,500
Ventas, Inc.	671	42,354
Vornado Realty Trust	445	37,371
Westfield Group	5,897	57,740
Westfield Retail Trust	7,800	22,879
Weyerhaeuser Co.	1,240	27,726

		1,129,024

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
Aeon Mall Co., Ltd.	700	14,916
CapitaLand Ltd.	11,000	23,718
CBRE Group, Inc.(a)	765	12,515
Cheung Kong Holdings Ltd.	4,000	49,437
City Developments Ltd.	3,000	26,742
Daito Trust Construction Co., Ltd.	200	18,958
Daiwa House Industry Co., Ltd.	1,000	14,185
Global Logistic Properties Ltd.(a)	14,661	24,407
Hang Lung Group Ltd.	4,000	24,733
Hang Lung Properties Ltd.	7,000	23,944
Henderson Land Development Co., Ltd.	4,000	22,290
IMMOFINANZ AG(a)	2,501	7,958
Mitsubishi Estate Co., Ltd.	3,000	53,822
Mitsui Fudosan Co., Ltd.	2,000	38,806
Nomura Real Estate Holdings, Inc.	800	14,650
Sino Land Co., Ltd.	16,000	24,254
Sumitomo Realty & Development Co., Ltd.	1,000	24,596
Sun Hung Kai Properties Ltd.	4,000	47,530
Swire Pacific Ltd.	2,000	23,236
Wharf Holdings Ltd.	4,000	22,270
Wheelock & Co., Ltd.	6,000	22,682

		535,649

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,230	7,835
People’s United Financial, Inc.	815	9,462

		17,297

		10,075,613

INFORMATION TECHNOLOGY–4.8%
COMMUNICATIONS EQUIPMENT–0.4%
Cisco Systems, Inc.	12,760	219,089
F5 Networks, Inc.(a)	210	20,908

Harris Corp.	245	$10,253
JDS Uniphase Corp.(a)	540	5,940
Juniper Networks, Inc.(a)	1,230	20,061
Motorola Solutions, Inc.	675	32,474
Nokia Oyj	10,067	20,537
QUALCOMM, Inc.	4,080	227,175
Telefonaktiebolaget LM Ericsson–Class B	8,096	74,076

		630,513

COMPUTERS & PERIPHERALS–1.2%
Apple, Inc.(a)	2,253	1,315,752
Dell, Inc.(a)	3,520	44,070
EMC Corp./MA(a)	4,985	127,766
Fujitsu Ltd.	5,000	23,929
Gemalto NV	323	23,199
Hewlett-Packard Co.	4,670	93,914
Lexmark International, Inc.–Class A	140	3,721
NEC Corp.(a)	9,000	14,004
NetApp, Inc.(a)	860	27,365
SanDisk Corp.(a)	560	20,429
Seagate Technology PLC	910	22,504
Toshiba Corp.	11,000	41,870
Western Digital Corp.(a)	550	16,764

		1,775,287

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Amphenol Corp.–Class A	365	20,046
Corning, Inc.	3,585	46,354
FLIR Systems, Inc.	350	6,825
Fujifilm Holdings Corp.	1,200	22,736
Hirose Electric Co., Ltd.	100	9,899
Hitachi High-Technologies Corp.	600	14,774
Hitachi Ltd.	12,000	73,990
Hoya Corp.	1,200	26,436
Jabil Circuit, Inc.	385	7,827
Keyence Corp.	100	24,737
Kyocera Corp.	400	34,616
Molex, Inc.(b)	325	7,781
Murata Manufacturing Co., Ltd.	500	26,300
Omron Corp.	700	14,834
TDK Corp.	300	12,213
TE Connectivity Ltd.	1,000	31,910

		381,278

INTERNET SOFTWARE & SERVICES–0.4%
Akamai Technologies, Inc.(a)(b)	425	13,494
Dena Co., Ltd.	529	13,812
eBay, Inc.(a)	2,735	114,897
Google, Inc.–Class A(a)	607	352,102
VeriSign, Inc.(a)	355	15,467
Yahoo! Japan Corp.	43	13,922
Yahoo!, Inc.(a)	2,905	45,986

		569,680

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IT SERVICES–0.9%
Accenture PLC	1,525	$91,637
Amadeus IT Holding SA	842	17,839
Automatic Data Processing, Inc.	1,180	65,679
Cap Gemini SA	638	23,482
Cognizant Technology Solutions Corp.–Class A(a)	745	44,700
Computer Sciences Corp.	350	8,687
Computershare Ltd.	1,449	11,076
Fidelity National Information Services, Inc.	560	19,085
Fiserv, Inc.(a)	330	23,833
International Business Machines Corp.	2,785	544,690
Mastercard, Inc.–Class A	265	113,979
Nomura Research Institute Ltd.	600	13,203
NTT Data Corp.	5	15,346
Paychex, Inc.	765	24,029
SAIC, Inc.	655	7,939
Teradata Corp.(a)	415	29,884
Total System Services, Inc.	350	8,375
Visa, Inc.–Class A	1,215	150,210
Western Union Co. (The)–Class W	1,450	24,418

		1,238,091

MACHINERY–0.0%
Hexagon AB	938	16,101

OFFICE ELECTRONICS–0.1%
Canon, Inc.	3,000	119,731
Konica Minolta Holdings, Inc.	2,000	15,756
Ricoh Co., Ltd.	2,000	16,879
Xerox Corp.	3,195	25,145

		177,511

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.6%
Advanced Micro Devices, Inc.(a)	1,405	8,051
Altera Corp.	760	25,718
Analog Devices, Inc.	680	25,616
Applied Materials, Inc.	3,035	34,781
ARM Holdings PLC	3,698	29,298
ASM Pacific Technology Ltd.	900	11,510
ASML Holding NV	1,129	57,981
Broadcom Corp.–Class A(a)	1,170	39,546
Infineon Technologies AG	3,026	20,481
Intel Corp.	11,990	319,533
KLA-Tencor Corp.	410	20,193
Lam Research Corp.(a)	479	18,077
Linear Technology Corp.	540	16,918
LSI Corp.(a)	1,320	8,408
Microchip Technology, Inc.(b)	445	14,721
Micron Technology, Inc.(a)	2,320	14,639
NVIDIA Corp.(a)	1,435	19,832
Rohm Co., Ltd.	400	15,414
Teradyne, Inc.(a)	430	6,046
Texas Instruments, Inc.	2,725	78,180

Tokyo Electron Ltd.	500	$23,447
Xilinx, Inc.	585	19,638

		828,028

SOFTWARE–0.9%
Adobe Systems, Inc.(a)	1,180	38,196
Autodesk, Inc.(a)	535	18,720
BMC Software, Inc.(a)	365	15,578
CA, Inc.	825	22,349
Citrix Systems, Inc.(a)	440	36,934
Dassault Systemes SA	243	22,799
Electronic Arts, Inc.(a)	725	8,954
Intuit, Inc.	680	40,358
Microsoft Corp.	17,840	545,725
Nexon Co., Ltd.(a)	735	14,252
Nintendo Co., Ltd.	300	35,034
Oracle Corp.	9,240	274,428
Oracle Corp. Japan	300	12,913
Red Hat, Inc.(a)	450	25,416
Sage Group PLC (The)	3,508	15,268
Salesforce.com, Inc.(a)	331	45,764
SAP AG	2,473	146,440
Symantec Corp.(a)	1,695	24,764
Trend Micro, Inc.	500	14,730

		1,358,622

		6,975,111

CONSUMER STAPLES–4.4%
BEVERAGES–1.0%
Anheuser-Busch InBev NV	2,159	170,218
Asahi Group Holdings Ltd.	1,000	21,484
Beam, Inc.	400	24,996
Brown-Forman Corp.–Class B	235	22,760
Carlsberg A/S	288	22,733
Coca Cola Hellenic Bottling Co. SA(a)	542	9,471
Coca-Cola Amatil Ltd.	1,634	22,455
Coca-Cola Co. (The)	5,390	421,444
Coca-Cola Enterprises, Inc.	700	19,628
Constellation Brands, Inc.–Class A(a)	370	10,012
Diageo PLC	6,728	173,414
Dr Pepper Snapple Group, Inc.	520	22,750
Heineken NV	1,254	65,392
Kirin Holdings Co., Ltd.	2,000	23,572
Molson Coors Brewing Co.–Class B	350	14,564
Monster Beverage Corp.(a)	360	25,632
PepsiCo, Inc.	3,725	263,209
Pernod-Ricard SA	569	60,844
SABMiller PLC	2,567	102,991

		1,497,569

FOOD & STAPLES RETAILING–0.9%
Aeon Co., Ltd.	1,600	19,941
Carrefour SA	1,552	28,658
Casino Guichard Perrachon SA	225	19,777
Colruyt SA	204	9,101

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Costco Wholesale Corp.	1,065	$101,175
CVS Caremark Corp.	3,030	141,592
Delhaize Group SA	274	10,037
Distribuidora Internacional de Alimentacion SA(a)	1,644	7,730
FamilyMart Co., Ltd.	300	13,731
J Sainsbury PLC	3,281	15,506
Jeronimo Martins SGPS SA	592	10,009
Kesko Oyj	171	4,470
Kroger Co. (The)	1,315	30,495
Lawson, Inc.	200	13,986
Metro AG	441	12,860
Safeway, Inc.(b)	545	9,892
Seven & I Holdings Co., Ltd.	2,000	60,291
Sysco Corp.	1,355	40,393
Tesco PLC	21,592	104,933
Wal-Mart Stores, Inc.	4,113	286,758
Walgreen Co.	2,045	60,491
Wesfarmers Ltd.	2,706	83,295
Whole Foods Market, Inc.	410	39,081
WM Morrison Supermarkets PLC	6,401	26,710
Woolworths Ltd.	3,298	90,788

		1,241,700

FOOD PRODUCTS–1.1%
Ajinomoto Co., Inc.	2,000	27,835
Archer-Daniels-Midland Co.	1,565	46,199
Associated British Foods PLC	958	19,276
Campbell Soup Co.(b)	425	14,187
ConAgra Foods, Inc.	985	25,541
Danone	1,554	96,576
Dean Foods Co.(a)	430	7,323
General Mills, Inc.	1,535	59,159
Hershey Co. (The)	350	25,211
HJ Heinz Co.	765	41,601
Hormel Foods Corp.	325	9,887
JM Smucker Co. (The)	295	22,278
Kellogg Co.	565	27,872
Kerry Group PLC	401	17,580
Kraft Foods, Inc.–Class A	4,235	163,556
Lindt & Spruengli AG(a)	1	36,724
McCormick & Co., Inc./MD	325	19,711
Mead Johnson Nutrition Co.–Class A	510	41,060
MEIJI Holdings Co., Ltd.	300	13,776
Nestle SA	8,871	529,402
Nissin Foods Holdings Co., Ltd.	400	15,211
Tate & Lyle PLC	1,256	12,756
Tyson Foods, Inc.–Class A	675	12,710
Unilever NV	4,379	146,282
Unilever PLC	3,450	115,829
Wilmar International Ltd.	9,000	25,950
Yakult Honsha Co., Ltd.	400	15,664

		1,589,156

HOUSEHOLD PRODUCTS–0.6%
Clorox Co. (The)	320	23,187
Colgate-Palmolive Co.	1,125	117,113

Henkel AG & Co. KGaA	366	$20,310
Henkel AG & Co. KGaA (Preference Shares)	479	31,828
Kimberly-Clark Corp.	965	80,838
Procter & Gamble Co. (The)	6,515	399,044
Reckitt Benckiser Group PLC	1,773	93,715
Unicharm Corp.	300	17,076

		783,111

PERSONAL PRODUCTS–0.1%
Avon Products, Inc.	1,005	16,291
Beiersdorf AG	310	20,096
Estee Lauder Cos., Inc. (The)–Class A	540	29,225
Kao Corp.	1,400	38,610
L’Oreal SA	646	75,585
Shiseido Co., Ltd.	1,000	15,780

		195,587

TOBACCO–0.7%
Altria Group, Inc.	4,860	167,913
British American Tobacco PLC	5,292	269,045
Imperial Tobacco Group PLC	2,690	103,641
Japan Tobacco, Inc.	2,419	71,664
Lorillard, Inc.	330	43,544
Philip Morris International, Inc.	4,100	357,766
Reynolds American, Inc.	785	35,223
Swedish Match AB	573	23,095

		1,071,891

		6,379,014

INDUSTRIALS–4.3%
AEROSPACE & DEFENSE–0.7%
BAE Systems PLC	8,702	39,452
Boeing Co. (The)	1,810	134,483
Cobham PLC	3,228	11,760
European Aeronautic Defence and Space Co. NV	1,104	39,182
General Dynamics Corp.	860	56,726
Goodrich Corp.	310	39,339
Honeywell International, Inc.	1,855	103,583
L-3 Communications Holdings, Inc.	225	16,652
Lockheed Martin Corp.	650	56,602
Meggitt PLC	2,537	15,351
Northrop Grumman Corp.	590	37,636
Precision Castparts Corp.	340	55,927
Raytheon Co.	800	45,272
Rockwell Collins, Inc.	350	17,272
Rolls-Royce Holdings PLC(a)	5,033	67,833
Safran SA	629	23,359
Singapore Technologies Engineering Ltd.	6,000	14,792
Textron, Inc.	655	16,290
Thales SA	694	22,929
United Technologies Corp.	2,175	164,278
Zodiac Aerospace	227	23,091

		1,001,809

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AIR FREIGHT & LOGISTICS–0.3%
CH Robinson Worldwide, Inc.	365	$21,363
Deutsche Post AG	2,275	40,253
Expeditors International of Washington, Inc.	470	18,212
FedEx Corp.	765	70,082
Kuehne & Nagel International AG	432	45,767
United Parcel Service, Inc.–Class B	2,305	181,542
Yamato Holdings Co., Ltd.	1,000	16,102

		393,321

AIRLINES–0.1%
All Nippon Airways Co., Ltd.	5,000	14,165
Deutsche Lufthansa (REG)	1,092	12,625
International Consolidated Airlines Group SA(a)	2,643	6,631
Singapore Airlines Ltd.	3,000	24,823
Southwest Airlines Co.	1,805	16,642

		74,886

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.	3,000	20,239
Assa Abloy AB	1,164	32,506
Cie de St-Gobain	1,080	39,905
Daikin Industries Ltd.	600	16,897
JS Group Corp.	700	14,773
Masco Corp.	805	11,165

		135,485

COMMERCIAL SERVICES & SUPPLIES–0.2%
Aggreko PLC	718	23,350
Avery Dennison Corp.	235	6,425
Babcock International Group PLC	1,121	15,014
Brambles Ltd.	4,179	26,504
Cintas Corp.	235	9,073
Dai Nippon Printing Co., Ltd.	2,000	15,668
Edenred	818	23,190
G4S PLC	3,792	16,573
Iron Mountain, Inc.	385	12,690
Pitney Bowes, Inc.(b)	455	6,811
Republic Services, Inc.–Class A	750	19,845
RR Donnelley & Sons Co.(b)	385	4,531
Secom Co., Ltd.	600	27,516
Serco Group PLC	1,802	15,133
Societe BIC SA	221	22,829
Stericycle, Inc.(a)	210	19,251
Toppan Printing Co., Ltd.	2,000	13,360
Waste Management, Inc.	1,095	36,573

		314,336

CONSTRUCTION & ENGINEERING–0.1%
ACS Actividades de Construccion y Servicios SA	381	8,161
Bouygues SA	871	23,372

Chiyoda Corp.	1,000	$12,122
Ferrovial SA	1,084	12,225
Fluor Corp.	415	20,476
Jacobs Engineering Group, Inc.(a)	315	11,926
JGC Corp.	1,000	28,991
Leighton Holdings Ltd.	1,344	22,638
Obayashi Corp.	3,000	13,098
Quanta Services, Inc.(a)	465	11,193
Taisei Corp.	5,000	13,402
Vinci SA	1,219	56,970

		234,574

ELECTRICAL EQUIPMENT–0.3%
ABB Ltd. (REG)(a)	5,911	96,516
Alstom SA	729	23,064
Cooper Industries PLC	400	27,272
Emerson Electric Co.	1,750	81,515
First Solar, Inc.(a)(b)	120	1,807
Legrand SA	689	23,385
Mitsubishi Electric Corp.	5,000	41,832
Nidec Corp.	300	22,810
Rockwell Automation, Inc.	330	21,800
Roper Industries, Inc.	225	22,181
Sumitomo Electric Industries Ltd.	2,000	24,922

		387,104

INDUSTRIAL CONGLOMERATES–0.8%
3M Co.	1,655	148,288
Danaher Corp.	1,390	72,391
Fraser and Neave Ltd.	4,000	22,273
General Electric Co.	25,270	526,627
Hutchison Whampoa Ltd.	6,000	52,043
Keppel Corp., Ltd.	4,000	32,770
Koninklijke Philips Electronics NV	3,341	65,836
Orkla ASA	2,074	15,051
Siemens AG	2,212	185,868
Smiths Group PLC	1,055	16,755
Tyco International Ltd.	1,095	57,871

		1,195,773

MACHINERY–0.8%
Alfa Laval AB	1,184	20,288
Andritz AG	196	10,079
Atlas Copco AB	1,715	32,680
Atlas Copco AB–Class A	1,805	38,845
Caterpillar, Inc.	1,585	134,582
Cummins, Inc.	450	43,610
Deere & Co.	935	75,613
Dover Corp.	435	23,320
Eaton Corp.	785	31,110
FANUC Corp.	500	82,191
Fiat Industrial SpA	2,876	28,309
Flowserve Corp.	120	13,770
Hino Motors Ltd.	2,000	14,476
Hitachi Construction Machinery Co., Ltd.	700	13,220

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IHI Corp.	6,000	$12,834
Illinois Tool Works, Inc.	1,125	59,501
IMI PLC	1,172	15,311
Ingersoll-Rand PLC	705	29,737
Joy Global, Inc.	235	13,332
JTEKT Corp.	1,400	14,495
Kawasaki Heavy Industries Ltd.	5,000	13,712
Komatsu Ltd.	2,500	59,678
Kone Oyj	419	25,305
Kubota Corp.	3,000	27,724
Makita Corp.	400	14,032
MAN SE	201	20,557
Metso Oyj	344	11,861
Mitsubishi Heavy Industries Ltd.	8,000	32,521
NGK Insulators Ltd.	1,000	11,074
NSK Ltd.	2,000	12,760
PACCAR, Inc.	860	33,703
Pall Corp.	295	16,169
Parker Hannifin Corp.	345	26,524
Sandvik AB	2,698	34,601
SembCorp Marine Ltd.	7,000	26,720
SKF AB	1,658	32,682
SMC Corp./Japan	100	17,338
Snap-On, Inc.	120	7,470
Stanley Black & Decker, Inc.	415	26,709
Volvo AB–Class B	3,741	42,773
Wartsila Oyj	451	14,776
Weir Group PLC (The)	651	15,643
Xylem, Inc./NY	435	10,949
Zardoya Otis SA	378	4,202

		1,246,786

MARINE–0.0%
AP Moeller–Maersk A/S	4	26,230
AP Moeller–Maersk A/S (Line of “A” Shares)	1	6,224
Mitsui OSK Lines Ltd.	4,000	14,420
Nippon Yusen KK	5,000	13,224

		60,098

PROFESSIONAL SERVICES–0.1%
Adecco SA(a)	507	22,546
Bureau Veritas SA	256	22,774
Capita PLC	1,758	18,065
Dun & Bradstreet Corp. (The)	115	8,185
Equifax, Inc.	255	11,883
Experian PLC	2,702	38,120
Intertek Group PLC	431	18,057
Robert Half International, Inc.	335	9,571
SGS SA	24	44,999

		194,200

ROAD & RAIL–0.4%
Central Japan Railway Co.	4	31,503
CSX Corp.	2,460	55,006
DSV A/S	511	10,132
East Japan Railway Co.	900	56,512
Hankyu Hanshin Holdings, Inc.	3,000	15,087

Keikyu Corp.	2,000	$18,197
Keio Corp.	2,000	14,496
Kintetsu Corp.	4,000	15,948
MTR Corp., Ltd	7,000	24,030
Nippon Express Co., Ltd.	3,000	12,388
Norfolk Southern Corp.	790	56,698
Odakyu Electric Railway Co., Ltd.	2,000	19,885
QR National Ltd.	6,403	22,429
Ryder System, Inc.	115	4,141
Tobu Railway Co., Ltd.	3,000	15,772
Tokyu Corp.	3,000	14,074
Union Pacific Corp.	1,125	134,224
West Japan Railway Co.	457	18,800

		539,322

TRADING COMPANIES & DISTRIBUTORS–0.3%
Brenntag AG	189	20,916
Bunzl PLC	916	14,972
Fastenal Co.	680	27,411
ITOCHU Corp.	4,000	42,043
Marubeni Corp.	4,000	26,652
Mitsubishi Corp.	3,800	76,814
Mitsui & Co., Ltd.	4,700	69,841
Sumitomo Corp.	3,000	41,975
Toyota Tsusho Corp.	700	13,381
Wolseley PLC	766	28,551
WW Grainger, Inc.	180	34,423

		396,979

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	986	13,325
Aeroports de Paris	305	23,069
Atlantia SpA	1,440	18,380
Auckland International Airport Ltd.	2,491	4,886
Koninklijke Vopak NV	502	32,199
Sydney Airport	3,846	11,462
Transurban Group	3,826	22,348

		125,669

		6,300,342

HEALTH CARE–4.2%
BIOTECHNOLOGY–0.4%
Alexion Pharmaceuticals, Inc.(a)	460	45,678
Amgen, Inc.	1,873	136,804
Biogen Idec, Inc.(a)	565	81,574
Celgene Corp.(a)	1,030	66,085
CSL Ltd.	1,396	56,624
Gilead Sciences, Inc.(a)	1,825	93,586
Grifols S.A.(a)	401	10,159

		490,510

HEALTH CARE EQUIPMENT & SUPPLIES–0.5%
Baxter International, Inc.	1,330	70,689
Becton Dickinson and Co.	480	35,880

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Boston Scientific Corp.(a)	3,410	$19,335
CareFusion Corp.(a)	490	12,583
Cie Generale d’Optique Essilor International SA	547	50,816
Coloplast A/S	61	10,968
Covidien PLC	1,125	60,187
CR Bard, Inc.	215	23,100
DENTSPLY International, Inc.	330	12,477
Edwards Lifesciences Corp.(a)	295	30,474
Fresenius SE & Co. KGaA	333	34,478
Getinge AB	997	24,740
Intuitive Surgical, Inc.(a)	105	58,148
Medtronic, Inc.	2,460	95,276
Olympus Corp.(a)	900	14,584
Smith & Nephew PLC	2,408	24,086
Sonova Holding AG(a)	351	33,950
St Jude Medical, Inc.	715	28,536
Stryker Corp.	775	42,702
Sysmex Corp.	200	7,910
Terumo Corp.	400	16,439
Varian Medical Systems, Inc.(a)	245	14,889
William Demant Holding AS(a)	70	6,292
Zimmer Holdings, Inc.	435	27,997

		756,536

HEALTH CARE PROVIDERS & SERVICES–0.5%
Aetna, Inc.	820	31,791
AmerisourceBergen Corp.–Class A	585	23,020
Cardinal Health, Inc.	795	33,390
CIGNA Corp.	665	29,260
Coventry Health Care, Inc.	330	10,491
DaVita, Inc.(a)(b)	225	22,097
Express Scripts Holding Co.(a)	1,939	108,254
Fresenius Medical Care AG & Co. KGaA	564	39,834
Humana, Inc.	415	32,138
Laboratory Corp. of America Holdings(a)	225	20,837
McKesson Corp.	565	52,969
Patterson Cos., Inc.	210	7,239
Quest Diagnostics, Inc.	400	23,960
Ramsay Health Care Ltd.	490	11,385
Sonic Healthcare Ltd.	1,715	22,431
Tenet Healthcare Corp.(a)	975	5,109
UnitedHealth Group, Inc.	2,485	145,372
WellPoint, Inc.	800	51,032

		670,609

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	340	28,104

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	795	31,196
Life Technologies Corp.(a)	425	19,121
PerkinElmer, Inc.	245	6,321

QIAGEN NV(a)	667	$11,169
Thermo Fisher Scientific, Inc.	885	45,940
Waters Corp.(a)	215	17,086

		130,833

PHARMACEUTICALS–2.7%
Abbott Laboratories	3,765	242,730
Allergan, Inc./United States	750	69,427
Astellas Pharma, Inc.	1,200	52,366
AstraZeneca PLC	3,432	153,368
Bayer AG	2,223	160,188
Bristol-Myers Squibb Co.	3,995	143,620
Chugai Pharmaceutical Co., Ltd.	700	13,270
Daiichi Sankyo Co., Ltd.	1,800	30,351
Dainippon Sumitomo Pharma Co., Ltd.	1,400	14,304
Eisai Co., Ltd.	700	30,654
Elan Corp. PLC(a)	1,351	19,813
Eli Lilly & Co.	2,415	103,628
Forest Laboratories, Inc.(a)	595	20,819
GlaxoSmithKline PLC	13,572	308,275
Hisamitsu Pharmaceutical Co., Inc.	300	14,764
Hospira, Inc.(a)	360	12,593
Johnson & Johnson	6,535	441,505
Kyowa Hakko Kirin Co., Ltd.	1,000	10,299
Merck & Co., Inc.	7,245	302,479
Merck KGaA	204	20,373
Mitsubishi Tanabe Pharma Corp.	1,000	14,380
Mylan, Inc./PA(a)	995	21,263
Novartis AG	6,183	345,700
Novo Nordisk A/S–Class B	1,095	158,815
Ono Pharmaceutical Co., Ltd.	200	12,568
Orion Oyj	259	4,906
Otsuka Holdings Co., Ltd.	975	29,928
Perrigo Co.	220	25,945
Pfizer, Inc.	17,850	410,550
Roche Holding AG	1,889	326,292
Sanofi	3,244	245,573
Shionogi & Co., Ltd.	1,000	13,597
Shire PLC	1,512	43,500
Taisho Pharmaceutical Holdings Co., Ltd.	172	14,438
Takeda Pharmaceutical Co., Ltd.	2,100	95,344
UCB SA	296	14,952
Watson Pharmaceuticals, Inc.(a)	315	23,307

		3,965,884

		6,042,476

CONSUMER DISCRETIONARY–4.1%
AUTO COMPONENTS–0.2%
Aisin Seiki Co., Ltd.	500	16,714
BorgWarner, Inc.(a)	290	19,021
Bridgestone Corp.	1,700	39,039
Cie Generale des Etablissements Michelin–Class B	484	31,666
Continental AG	255	21,257

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Denso Corp.	1,300	$44,422
GKN PLC	4,227	11,984
Goodyear Tire & Rubber Co. (The)(a)	560	6,614
Johnson Controls, Inc.	1,580	43,782
NOK Corp.	700	14,946
Nokian Renkaat OYJ	298	11,320
Toyota Industries Corp.	500	14,336

		275,101

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	890	64,407
Daihatsu Motor Co., Ltd.	1,000	17,352
Daimler AG	2,436	109,472
Fiat SpA(a)	1,624	8,188
Ford Motor Co.	9,070	86,981
Fuji Heavy Industries Ltd.	2,000	16,204
Harley-Davidson, Inc.	550	25,152
Honda Motor Co., Ltd.	4,400	153,540
Isuzu Motors Ltd.	3,000	16,069
Mazda Motor Corp.(a)	11,000	14,979
Mitsubishi Motors Corp.(a)	14,000	14,118
Nissan Motor Co., Ltd.	6,700	63,621
Porsche Automobil Holding SE (Preference Shares)	412	20,495
Renault SA	588	23,480
Suzuki Motor Corp.	1,000	20,533
Toyota Motor Corp.	7,400	298,680
Volkswagen AG	140	21,156
Volkswagen AG (Preference Shares)	389	61,629

		1,036,056

DISTRIBUTORS–0.0%
Genuine Parts Co.	350	21,088
Li & Fung Ltd.	16,000	30,938

		52,026

DIVERSIFIED CONSUMER SERVICES–0.0%
Apollo Group, Inc.–Class A(a)	245	8,866
Benesse Holdings, Inc.	300	13,432
DeVry, Inc.	120	3,716
Gree, Inc.	682	13,489
H&R Block, Inc.	670	10,707

		50,210

HOTELS, RESTAURANTS & LEISURE–0.6%
Accor SA	750	23,503
Carnival Corp.	1,085	37,183
Carnival PLC	487	16,651
Chipotle Mexican Grill, Inc.–Class A(a)	94	35,715
Compass Group PLC	5,090	53,430
Crown Ltd.	2,537	22,045
Darden Restaurants, Inc.	320	16,202
Galaxy Entertainment Group Ltd.(a)	8,911	22,395
Genting Singapore PLC	22,000	24,715

Intercontinental Hotels Group PLC	782	$18,826
International Game Technology	680	10,710
Marriott International, Inc./DE–Class A	595	23,324
McDonald’s Corp.	2,430	215,128
McDonald’s Holdings Co. Japan Ltd.	500	14,073
OPAP SA	600	3,632
Oriental Land Co., Ltd.	100	11,434
Sands China Ltd.	7,700	24,771
Sky City Entertainment Group Ltd.	1,551	4,237
Sodexo	292	22,736
Starbucks Corp.	1,810	96,509
Starwood Hotels & Resorts Worldwide, Inc.	445	23,603
Tatts Group Ltd.	6,512	17,548
Whitbread PLC	478	15,198
Wyndham Worldwide Corp.	350	18,459
Wynn Macau Ltd.	10,107	23,903
Wynn Resorts Ltd.	210	21,781
Yum! Brands, Inc.	1,095	70,540

		888,251

HOUSEHOLD DURABLES–0.2%
DR Horton, Inc.	655	12,039
Electrolux AB	1,181	23,502
Harman International Industries, Inc.	140	5,544
Leggett & Platt, Inc.(b)	325	6,867
Lennar Corp.–Class A(b)	350	10,819
Newell Rubbermaid, Inc.	675	12,245
Panasonic Corp.	5,900	48,231
Pulte Group, Inc.(a)	785	8,400
Rinnai Corp.	200	13,800
Sekisui Chemical Co., Ltd.	2,000	18,581
Sekisui House Ltd.	2,000	18,884
Sharp Corp./Japan	3,000	15,285
Sony Corp.	2,700	38,608
Whirlpool Corp.	200	12,232

		245,037

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(a)	870	198,664
Expedia, Inc.	222	10,672
NetFlix, Inc.(a)(b)	126	8,627
priceline.com, Inc.(a)	117	77,749
Rakuten, Inc.	1,951	20,171
TripAdvisor, Inc.(a)	222	9,921

		325,804

LEISURE EQUIPMENT & PRODUCTS–0.1%
Hasbro, Inc.	250	8,467
Mattel, Inc.	785	25,465
Nikon Corp.	900	27,397
Sankyo Co., Ltd.	300	14,640

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Sega Sammy Holdings, Inc.	700	$14,239
Shimano, Inc.	200	13,113

		103,321

MEDIA–0.9%
British Sky Broadcasting Group PLC	3,006	32,771
Cablevision Systems Corp.	480	6,379
CBS Corp.–Class B	1,540	50,481
Comcast Corp.–Class A	6,420	205,247
Dentsu, Inc.	500	14,820
DIRECTV(a)	1,565	76,403
Discovery Communications, Inc.–Class A(a)	595	32,130
Gannett Co., Inc.	550	8,102
Interpublic Group of Cos., Inc. (The)	1,045	11,338
ITV PLC	12,555	15,107
Jupiter Telecommunications Co., Ltd.	13	13,255
Kabel Deutschland Holding AG(a)	164	10,220
McGraw-Hill Cos., Inc. (The)	660	29,700
News Corp.–Class A	4,985	111,116
Omnicom Group, Inc.	660	32,076
Pearson PLC	2,193	43,513
Publicis Groupe SA	494	22,592
Reed Elsevier NV	2,970	33,883
Reed Elsevier PLC	3,272	26,226
Scripps Networks Interactive, Inc.–Class A	220	12,509
SES SA (FDR)	971	22,958
Time Warner Cable, Inc.–Class A	765	62,807
Time Warner, Inc.	2,295	88,358
Viacom, Inc.–Class B	1,260	59,245
Walt Disney Co. (The)	4,275	207,338
Washington Post Co. (The)–Class B(b)	11	4,112
WPP PLC	3,388	41,130

		1,273,816

MULTILINE RETAIL–0.2%
Big Lots, Inc.(a)	130	5,303
Dollar Tree, Inc.(a)	320	17,216
Family Dollar Stores, Inc.	305	20,276
Isetan Mitsukoshi Holdings Ltd.	1,300	13,812
JC Penney Co., Inc.(b)	330	7,692
Kohl’s Corp.	580	26,384
Macy’s, Inc.	945	32,461
Marks & Spencer Group PLC	4,312	21,990
Next PLC	452	22,696
Nordstrom, Inc.	360	17,888
PPR	205	29,219
Sears Holdings Corp.(a)(b)	105	6,269
Target Corp.	1,565	91,067

		312,273

SPECIALTY RETAIL–0.6%
Abercrombie & Fitch Co.–Class A	160	$5,462
AutoNation, Inc.(a)(b)	105	3,704
AutoZone, Inc.(a)	85	31,209
Bed Bath & Beyond, Inc.(a)	565	34,917
Best Buy Co., Inc.	630	13,205
CarMax, Inc.(a)	540	14,008
Fast Retailing Co., Ltd.	100	20,009
GameStop Corp.–Class A(b)	275	5,049
Gap, Inc. (The)	745	20,383
Hennes & Mauritz AB–Class B	2,552	91,601
Home Depot, Inc. (The)	3,650	193,414
Inditex SA	586	60,572
Kingfisher PLC	6,368	28,726
Limited Brands, Inc.	565	24,029
Lowe’s Cos., Inc.	2,770	78,779
Nitori Holdings Co., Ltd.	150	14,184
O’Reilly Automotive, Inc.(a)	320	26,806
Ross Stores, Inc.	550	34,359
Shimamura Co., Ltd.	100	11,556
Staples, Inc.	1,605	20,945
Tiffany & Co.	315	16,679
TJX Cos., Inc.	1,770	75,986
Urban Outfitters, Inc.(a)	235	6,484
USS Co., Ltd.	100	10,790
Yamada Denki Co., Ltd.	270	13,824

		856,680

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Adidas AG	562	40,283
Burberry Group PLC	1,179	24,548
Christian Dior SA	166	22,830
Cie Financiere Richemont SA	1,403	77,038
Coach, Inc.	680	39,766
Fossil, Inc.(a)	119	9,108
Hugo Boss AG	198	19,616
Luxottica Group SpA	759	26,503
LVMH Moet Hennessy Louis Vuitton SA	683	103,946
NIKE, Inc.–Class B	880	77,246
Ralph Lauren Corp.	190	26,611
Swatch Group AG (The) (SWX Exchange)	103	40,710
VF Corp.	215	28,692

		536,897

		5,955,472

ENERGY–3.7%
ENERGY EQUIPMENT & SERVICES–0.5%
AMEC PLC	891	14,046
Baker Hughes, Inc.	1,010	41,511
Cameron International Corp.(a)	570	24,345
Cie Generale de Geophysique-Veritas(a)	470	12,156
Diamond Offshore Drilling, Inc.	140	8,278

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FMC Technologies, Inc.(a)	560	$21,969
Fugro NV	538	32,634
Halliburton Co.	2,190	62,174
Helmerich & Payne, Inc.	235	10,218
Nabors Industries Ltd.(a)	665	9,576
National Oilwell Varco, Inc.	1,005	64,762
Noble Corp.(a)	575	18,705
Petrofac Ltd.	697	15,214
Rowan Cos. PLC(a)	255	8,244
Saipem SpA	712	31,708
Schlumberger Ltd.	3,185	206,738
Seadrill Ltd.	946	33,740
Subsea 7 SA	1,066	21,096
Technip SA	267	27,826
Tenaris SA	1,269	22,317
Transocean Ltd./Switzerland	942	42,243
WorleyParsons Ltd.	885	22,981

		752,481

OIL, GAS & CONSUMABLE FUELS–3.2%
Alpha Natural Resources, Inc.(a)	482	4,198
Anadarko Petroleum Corp.	1,195	79,109
Apache Corp.	945	83,056
BG Group PLC	9,129	186,884
BP PLC	51,018	340,708
Cabot Oil & Gas Corp.	470	18,518
Chesapeake Energy Corp.(b)	1,545	28,737
Chevron Corp.	4,730	499,015
ConocoPhillips	3,020	168,758
Consol Energy, Inc.	540	16,330
Denbury Resources, Inc.(a)	910	13,750
Devon Energy Corp.	970	56,250
ENI SpA	6,460	137,244
EOG Resources, Inc.	655	59,022
EQT Corp.	340	18,234
Exxon Mobil Corp.	11,169	955,731
Galp Energia SGPS SA	622	7,886
Hess Corp.	690	29,981
Inpex Corp.	6	33,699
JX Holdings, Inc.	6,000	30,924
Kinder Morgan, Inc./Delaware	1,175	37,859
Lundin Petroleum AB(a)	856	16,025
Marathon Oil Corp.	1,655	42,318
Marathon Petroleum Corp.	812	36,475
Murphy Oil Corp.	455	22,882
Neste Oil Oyj	339	3,815
Newfield Exploration Co.(a)	320	9,379
Noble Energy, Inc.	425	36,049
Occidental Petroleum Corp.	1,950	167,252
OMV AG	396	12,454
Origin Energy Ltd.	2,920	36,774
Peabody Energy Corp.	645	15,815
Phillips 66(a)	1,460	48,530
Pioneer Natural Resources Co.	315	27,786
QEP Resources, Inc.	425	12,737
Range Resources Corp.	400	24,748
Repsol YPF SA	2,133	34,288

Royal Dutch Shell PLC–Class A	9,862	$332,280
Royal Dutch Shell PLC–Class B	7,154	249,844
Santos Ltd.	2,539	27,963
Southwestern Energy Co.(a)	795	25,384
Spectra Energy Corp.	1,535	44,607
Statoil ASA	3,000	71,546
Sunoco, Inc.	235	11,163
Tesoro Corp.(a)	325	8,112
TonenGeneral Sekiyu KK	2,000	17,689
Total SA	5,706	256,821
Tullow Oil PLC	2,433	56,233
Valero Energy Corp.	1,275	30,791
Williams Cos., Inc. (The)	1,455	41,933
Woodside Petroleum Ltd.	1,733	55,536
WPX Energy, Inc.(a)	445	7,200

		4,590,322

		5,342,803

MATERIALS–2.4%
CHEMICALS–1.1%
Air Liquide SA	839	95,922
Air Products & Chemicals, Inc.	520	41,980
Airgas, Inc.	190	15,962
Akzo Nobel NV	704	33,133
Arkema SA	218	14,294
Asahi Kasei Corp.	3,000	16,262
BASF SE	2,469	171,680
CF Industries Holdings, Inc.	190	36,811
Dow Chemical Co. (The)(b)	2,825	88,987
Eastman Chemical Co.	330	16,622
Ecolab, Inc.	690	47,286
EI du Pont de Nemours & Co.	2,245	113,530
FMC Corp.	330	17,648
Givaudan SA(a)	23	22,574
Hitachi Chemical Co., Ltd.	900	14,179
Incitec Pivot Ltd.	7,611	22,485
International Flavors & Fragrances, Inc.	200	10,960
Johnson Matthey PLC	577	20,010
JSR Corp.	800	13,881
K&S AG	463	21,196
Kansai Paint Co., Ltd.	1,000	10,716
Kuraray Co., Ltd.	1,000	12,959
Lanxess AG	227	14,366
Linde AG	460	71,641
Mitsubishi Chemical Holdings Corp.	3,500	15,429
Mitsubishi Gas Chemical Co., Inc.	2,000	11,370
Monsanto Co.	1,290	106,786
Mosaic Co. (The)	730	39,975
Nitto Denko Corp.	400	17,138
Novozymes A/S	656	17,011
Orica Ltd.	981	24,988
PPG Industries, Inc.	350	37,142
Praxair, Inc.	740	80,460
Sherwin-Williams Co. (The)	215	28,455
Shin-Etsu Chemical Co., Ltd.	1,100	60,575

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Showa Denko KK	7,000	$13,600
Sigma-Aldrich Corp.	305	22,549
Solvay SA	159	15,698
Sumitomo Chemical Co., Ltd.	4,000	12,295
Syngenta AG	254	86,951
Teijin Ltd.	5,000	15,221
Toray Industries, Inc.	4,000	27,275
Yara International ASA	541	23,675

		1,601,677

CONSTRUCTION MATERIALS–0.1%
CRH PLC	1,933	37,032
Fletcher Building Ltd.	1,830	8,662
HeidelbergCement AG	440	21,124
Holcim Ltd.(a)	816	45,211
James Hardie Industries SE	1,640	13,522
Lafarge SA	533	23,803
Taiheiyo Cement Corp.	4,000	9,185
Vulcan Materials Co.	315	12,509

		171,048

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	3,244	23,681
Ball Corp.	360	14,778
Bemis Co., Inc.	230	7,208
Owens-Illinois, Inc.(a)	360	6,901
Rexam PLC	2,358	15,563
Sealed Air Corp.	440	6,794

		74,925

METALS & MINING–1.0%
Acerinox SA	318	3,564
Alcoa, Inc.	2,520	22,050
Allegheny Technologies, Inc.	235	7,494
Anglo American PLC	3,567	117,231
Antofagasta PLC	1,060	18,132
ArcelorMittal (Euronext Amsterdam)	4,360	66,706
BHP Billiton Ltd.	8,668	282,337
BHP Billiton PLC	5,678	161,383
Cliffs Natural Resources, Inc.	330	16,266
Eurasian Natural Resources Corp. PLC	2,391	15,605
Fortescue Metals Group Ltd.	4,488	22,508
Freeport-McMoRan Copper & Gold, Inc.	2,225	75,806
Fresnillo PLC	667	15,278
Glencore International PLC	3,722	17,260
Hitachi Metals Ltd.	1,000	11,934
Iluka Resources Ltd.	2,008	23,699
JFE Holdings, Inc.	1,200	20,085
Kazakhmys PLC	1,371	15,544
Kobe Steel Ltd.	12,000	14,435
Mitsubishi Materials Corp.	5,000	14,499
Newcrest Mining Ltd.	2,055	47,822
Newmont Mining Corp.	1,195	57,969
Nippon Steel Corp.	14,000	31,754

Norsk Hydro ASA	2,654	$11,969
Nucor Corp.	760	28,804
Randgold Resources Ltd.	234	21,009
Rio Tinto Ltd.	1,171	68,746
Rio Tinto PLC	3,620	172,036
Sumitomo Metal Industries Ltd.	9,000	14,846
Sumitomo Metal Mining Co., Ltd.	1,000	11,269
ThyssenKrupp AG	1,305	21,258
Titanium Metals Corp.	150	1,696
Umicore SA	306	14,148
United States Steel Corp.(b)	330	6,798
Voestalpine AG	295	7,835
Xstrata PLC	5,579	70,147

		1,529,922

PAPER & FOREST PRODUCTS–0.1%
International Paper Co.	1,015	29,344
MeadWestvaco Corp.	370	10,638
OJI Paper Co., Ltd.	4,000	15,326
Stora Enso Oyj	1,482	9,124
Svenska Cellulosa AB–Class B	2,115	31,732
UPM-Kymmene Oyj	1,411	15,962

		112,126

		3,489,698

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
AT&T, Inc.	13,970	498,170
Belgacom SA	409	11,631
BT Group PLC	20,918	69,312
CenturyLink, Inc.	1,450	57,260
Deutsche Telekom AG	7,551	82,755
Elisa Oyj	381	7,672
France Telecom SA	4,984	65,531
Frontier Communications Corp.(b)	2,380	9,115
Iliad SA	80	11,584
Inmarsat PLC	1,202	9,276
Koninklijke KPN NV	3,848	36,795
Nippon Telegraph & Telephone Corp.	1,200	55,957
Portugal Telecom SGPS SA	1,687	7,388
Singapore Telecommunications Ltd.	21,000	54,696
Swisscom AG	62	24,979
TDC A/S	1,331	9,250
Telecom Corp. of New Zealand Ltd.	5,176	9,856
Telecom Italia SpA (ordinary shares)	28,057	27,724
Telecom Italia SpA (savings shares)	16,898	13,694
Telefonica SA	11,042	145,351

14

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Telekom Austria AG	893	$8,777
Telenet Group Holding NV	194	8,489
Telenor ASA	1,945	32,517
TeliaSonera AB	5,820	37,182
Telstra Corp., Ltd.	11,707	44,357
Verizon Communications, Inc.	6,765	300,637
Vivendi SA	3,465	64,383
Windstream Corp.(b)	1,395	13,476

		1,717,814

WIRELESS TELECOMMUNICATION SERVICES–0.4%
Crown Castle International Corp.(a)	620	36,369
KDDI Corp.	7	45,156
MetroPCS Communications, Inc.(a)	675	4,084
Millicom International Cellular SA	313	29,539
NTT DoCoMo, Inc.	41	68,224
Softbank Corp.	2,400	89,337
Sprint Nextel Corp.(a)	7,130	23,244
StarHub Ltd.	4,000	10,842
Vodafone Group PLC	133,955	376,515

		683,310

		2,401,124

UTILITIES–1.5%
ELECTRIC UTILITIES–0.8%
Acciona SA	60	3,587
American Electric Power Co., Inc.	1,125	44,887
Cheung Kong Infrastructure Holdings Ltd.	2,000	12,069
Chubu Electric Power Co., Inc.	1,700	27,567
Chugoku Electric Power Co., Inc. (The)	900	14,843
CLP Holdings Ltd.	5,000	42,462
Contact Energy Ltd.(a)	971	3,757
Duke Energy Corp.	3,175	73,215
E.ON AG	4,841	104,610
Edison International	765	35,343
EDP - Energias de Portugal SA	5,130	12,136
Electricite de France SA	1,042	23,184
Enel SpA	17,694	57,131
Entergy Corp.	425	28,853
Exelon Corp.	1,997	75,127
FirstEnergy Corp.	985	48,452
Fortum Oyj	1,194	22,675
Iberdrola SA	10,436	49,271
Kansai Electric Power Co., Inc. (The)	2,000	23,985
Kyushu Electric Power Co., Inc.	1,200	14,236
NextEra Energy, Inc.	995	68,466
Northeast Utilities	710	27,555
Pepco Holdings, Inc.	540	10,568
Pinnacle West Capital Corp.	235	12,159

Power Assets Holdings Ltd.	3,500	$26,242
PPL Corp.	1,345	37,404
Progress Energy, Inc.	430	25,873
Red Electrica Corp. SA	291	12,701
Scottish & Southern Energy PLC	2,523	55,041
Shikoku Electric Power Co., Inc.	700	14,880
Southern Co. (The)	2,060	95,378
SP AusNet	12,753	13,365
Tohoku Electric Power Co., Inc.(a)	1,400	14,067
Verbund AG	183	4,192
Xcel Energy, Inc.	1,120	31,819

		1,167,100

GAS UTILITIES–0.1%
AGL Resources, Inc.	248	9,610
Enagas SA	481	8,776
Gas Natural SDG SA	933	11,979
Hong Kong & China Gas Co., Ltd.	14,000	29,740
Oneok, Inc.	470	19,886
Osaka Gas Co., Ltd.	5,000	20,949
Snam SpA	6,059	27,145
Toho Gas Co., Ltd.	2,000	12,413
Tokyo Gas Co., Ltd.	7,000	35,777

		176,275

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
AES Corp. (The)(a)	1,535	19,694
Electric Power Development Co., Ltd.	500	13,140
Enel Green Power SpA	8,772	13,900
NRG Energy, Inc.(a)	540	9,374

		56,108

MULTI-UTILITIES–0.5%
AGL Energy Ltd.	1,463	22,233
Ameren Corp.	560	18,782
CenterPoint Energy, Inc.	995	20,567
Centrica PLC	13,908	69,539
CMS Energy Corp.	620	14,570
Consolidated Edison, Inc.	680	42,289
Dominion Resources, Inc./VA	1,385	74,790
DTE Energy Co.	420	24,919
GDF Suez	3,330	79,413
Integrys Energy Group, Inc.	200	11,374
National Grid PLC	9,585	101,582
NiSource, Inc.	655	16,211
PG&E Corp.	975	44,138
Public Service Enterprise Group, Inc.	1,205	39,162
RWE AG	1,316	53,817
SCANA Corp.	295	14,113
Sempra Energy	560	38,573
TECO Energy, Inc.	475	8,579
United Utilities Group PLC	1,833	19,417
Veolia Environnement SA	932	11,802

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Wisconsin Energy Corp.	550	$21,764

		747,634

WATER UTILITIES–0.0%
Severn Trent PLC	639	16,565

		2,163,682

Total Common Stocks (cost $53,162,484)		55,125,335

	Principal Amount (000)
GOVERNMENTS–TREASURIES–27.0%
UNITED STATES–27.0%
U.S. Treasury Bonds
3.125%, 11/15/41–2/15/42	$1,360	1,461,367
3.50%, 2/15/39	152	175,893
3.75%, 8/15/41	220	265,306
3.875%, 8/15/40	280	344,706
4.25%, 5/15/39	240	313,463
4.375%, 11/15/39–5/15/41	593	790,811
4.50%, 8/15/39	220	298,512
4.75%, 2/15/37–2/15/41	266	373,662
5.375%, 2/15/31	650	947,172
6.00%, 2/15/26	134	196,436
6.25%, 8/15/23–5/15/30	314	480,013
7.25%, 5/15/16	108	135,439
7.50%, 11/15/16	92	118,996
7.625%, 2/15/25	55	90,028
8.00%, 11/15/21	123	193,091
U.S. Treasury Notes
0.125%, 9/30/13–12/31/13	980	977,687
0.25%, 11/30/13–2/15/15	4,395	4,387,729
0.375%, 8/31/12–11/15/14	325	325,175
0.50%, 10/15/13–10/15/14	883	885,770
0.625%, 1/31/13	320	320,812
0.75%, 3/31/13–6/15/14	1,574	1,583,816
0.875%, 11/30/16–4/30/17	2,315	2,335,309
1.00%, 1/15/14–10/31/16	1,655	1,677,060
1.125%, 12/15/12–6/15/13	809	815,055
1.25%, 2/15/14–4/30/19	2,470	2,505,408
1.375%, 11/30/15–2/28/19	902	923,865
1.75%, 7/31/15	660	686,142
1.875%, 10/31/17	1,100	1,160,500
2.00%, 11/30/13–2/15/22	2,749	2,852,592
2.125%, 12/31/15–8/15/21	825	869,033
2.25%, 1/31/15–11/30/17	739	790,211
2.375%, 8/31/14–7/31/17	2,504	2,631,679
2.50%, 3/31/15	148	156,510
2.625%, 1/31/18–11/15/20	1,505	1,654,170

2.75%, 5/31/17–2/15/19	$1,330	$1,462,751
3.00%, 2/28/17	889	982,553
3.125%, 10/31/16–5/15/21	1,111	1,242,111
3.25%, 7/31/16	232	256,777
3.375%, 11/15/19	380	439,642
3.625%, 2/15/21	295	348,284
3.75%, 11/15/18	615	720,367
4.00%, 11/15/12	57	57,808
4.375%, 8/15/12	110	110,563

Total Governments–Treasuries (cost $38,479,877)		39,344,274

	Shares
INVESTMENT COMPANIES–4.2%
FUNDS AND INVESTMENT TRUSTS–4.2%
Vanguard MSCI Emerging Markets ETF (cost $5,990,959)	151,220	6,041,239

SHORT–TERM INVESTMENTS–40.5%
INVESTMENT COMPANIES–40.5%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.14%(c) (cost $58,912,503)	58,912,503	58,912,503

Total Investments Before Security Lending Collateral for Securities Loaned–109.6% (cost $156,545,823)		159,423,351

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $132,702)	132,702	132,702

TOTAL INVESTMENTS–109.7% (cost $156,678,525)		159,556,053
Other assets less liabilities–(9.7)%		(14,089,887)

NET ASSETS–100.0%		$145,466,166

16

AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10YR JGB Mini Futures SGX XSES	9	September 2012	$1,614,250	$1,617,940	$3,690
ASX SPI 200 Index Futures	7	September 2012	725,118	726,659	1,541
FTSE 100 Index Futures	20	September 2012	1,694,904	1,729,970	35,066
German Euro Bobl Futures	2	September 2012	322,933	318,627	(4,306)
German Euro Bund Futures	2	September 2012	366,441	356,618	(9,823)
German Euro Buxl Futures	1	September 2012	166,136	165,704	(432)
Hang Seng Index Futures	2	July 2012	243,465	250,698	7,233
MSCI Emerging Market Mini Futures	9	September 2012	404,025	425,115	21,090
Russell 2000 Mini Index Futures	15	September 2012	1,134,988	1,193,100	58,112
S&P 500 E Mini Index Futures	25	September 2012	1,645,430	1,695,500	50,070
S&P Mid Cap 400 E Mini Index Futures	32	September 2012	2,931,733	3,006,400	74,667
TOPIX Index Futures	16	September 2012	1,422,043	1,539,251	117,208
U.S. T–Note 10 Yr Futures	7	September 2012	935,230	933,625	(1,605)
U.S. T–Note 5 Yr Futures	2	September 2012	247,503	247,938	435
UK Long Gilt Bond Futures	2	September 2012	370,617	373,089	2,472
Ultra Long U.S. T-Bond Futures	2	September 2012	338,691	333,688	(5,003)

Sold Contracts
EURO STOXX 50 Index Futures	17	September 2012	462,297	485,129	(22,832)

					$327,583

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Euro settling 9/14/12	1,195	$1,515,260	$1,513,316	$(1,944)
Barclays Bank PLC Wholesale:
Japanese Yen settling 9/14/12	107,886	1,361,295	1,351,022	(10,273)
BNP Paribas SA:
Swiss Franc settling 9/14/12	918	958,329	968,970	10,641
Citibank N.A:
Australian Dollar settling 9/14/12	1,247	1,226,623	1,267,728	41,105
Japanese Yen settling 9/14/12	11,905	149,109	149,082	(27)
Credit Suisse London Branch (GFX):
Great British Pound settling 9/14/12	1,388	2,181,353	2,173,399	(7,954)
Japanese Yen settling 9/14/12	218,406	2,759,463	2,735,027	(24,436)
Royal Bank of Canada:
Euro settling 9/14/12	788	983,972	997,903	13,931
Royal Bank of Scotland PLC:
Japanese Yen settling 9/14/12	98,236	1,232,983	1,230,177	(2,806)

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Standard Chartered Bank:
Great British Pound settling 9/14/12	116	$180,382	$181,638	$1,256
State Street Bank & Trust Co.:
Great British Pound settling 9/14/12	227	366,269	355,448	(10,821)
Japanese Yen settling 9/14/12	24,009	302,670	300,656	(2,014)
Swedish Krona settling 9/14/12	3,924	555,093	565,768	10,675
UBS AG:
Euro settling 9/14/12	177	229,625	224,148	(5,477)
Great British Pound settling 9/14/12	858	1,340,325	1,343,499	3,174

Sale Contracts:
Credit Suisse London Branch (GFX):
Australian Dollar settling 9/14/12	1,580	1,573,064	1,606,263	(33,199)
Euro settling 9/14/12	4,035	5,022,768	5,109,818	(87,050)
Great British Pound settling 9/14/12	2,987	4,632,031	4,677,194	(45,163)
Japanese Yen settling 9/14/12	326,884	4,126,229	4,093,462	32,767
Swedish Krona settling 9/14/12	4,197	592,428	605,129	(12,701)
Swiss Franc settling 9/14/12	1,533	1,590,150	1,618,117	(27,967)
Royal Bank of Canada:
Canadian Dollar settling 9/14/12	302	292,449	296,153	(3,704)
Standard Chartered Bank:
Japanese Yen settling 9/14/12	14,678	185,750	183,807	1,943
State Street Bank & Trust Co.:
Australian Dollar settling 9/14/12	142	136,895	144,360	(7,465)
Westpac Banking Corp:
Australian Dollar settling 9/14/12	1,105	1,114,602	1,123,367	(8,765)

				$(176,274)

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate index	9	0.46%	$27	7/16/12	JPMorgan Chase Bank, NA	$1,087
Receive	FTSE EPRA/NAREIT Developed Real Estate index	6	0.47%	18	7/16/12	JPMorgan Chase Bank, NA	724
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5	0.47%	15	7/16/12	JPMorgan Chase Bank, NA	604

18

AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	16	0.49%	$49	8/15/12	JPMorgan Chase Bank, NA	$1,931
Receive	FTSE EPRA/NAREIT Developed Real Estate index	14	0.49%	42	8/15/12	JPMorgan Chase Bank, NA	1,690
Receive	FTSE EPRA/NAREIT Developed Real Estate index	29	0.49%	88	8/15/12	JPMorgan Chase Bank, NA	3,500
Receive	FTSE EPRA/NAREIT Developed Real Estate index	20	0.49%	61	8/15/12	JPMorgan Chase Bank, NA	2,414
Receive	FTSE EPRA/NAREIT Developed Real Estate index	7	0.49%	21	9/17/12	JPMorgan Chase Bank, NA	845
Receive	FTSE EPRA/NAREIT Developed Real Estate index	11	0.49%	33	9/17/12	JPMorgan Chase Bank, NA	1,328
Receive	FTSE EPRA/NAREIT Developed Real Estate index	13	0.49%	39	10/15/12	JPMorgan Chase Bank, NA	1,569
Receive	FTSE EPRA/NAREIT Developed Real Estate index	29	0.49%	88	10/15/12	JPMorgan Chase Bank, NA	3,500
Receive	FTSE EPRA/NAREIT Developed Real Estate index	10	0.49%	30	10/15/12	JPMorgan Chase Bank, NA	1,207
Receive	FTSE EPRA/NAREIT Developed Real Estate index	16	0.49%	49	10/15/12	JPMorgan Chase Bank, NA	1,931
Receive	FTSE EPRA/NAREIT Developed Real Estate index	15	0.49%	46	10/15/12	JPMorgan Chase Bank, NA	1,810
Receive	FTSE EPRA/NAREIT Developed Real Estate index	16	0.49%	49	10/15/12	JPMorgan Chase Bank, NA	1,931

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	35	0.49%	$106	11/15/12	JPMorgan Chase Bank, NA	$4,224
Receive	FTSE EPRA/NAREIT Developed Real Estate index	21	0.49%	64	11/15/12	JPMorgan Chase Bank, NA	2,535
Receive	FTSE EPRA/NAREIT Developed Real Estate index	19	0.49%	58	12/17/12	JPMorgan Chase Bank, NA	2,293
Receive	FTSE EPRA/NAREIT Developed Real Estate index	31	0.49%	94	12/17/12	JPMorgan Chase Bank, NA	3,741
Receive	FTSE EPRA/NAREIT Developed Real Estate index	22	0.49%	67	12/17/12	JPMorgan Chase Bank, NA	2,655
Receive	FTSE EPRA/NAREIT Developed Real Estate index	18	0.49%	55	12/17/12	JPMorgan Chase Bank, NA	2,172
Receive	FTSE EPRA/NAREIT Developed Real Estate index	38	0.49%	115	12/17/12	JPMorgan Chase Bank, NA	4,586
Receive	FTSE EPRA/NAREIT Developed Real Estate index	23	0.49%	70	12/17/12	JPMorgan Chase Bank, NA	2,776
Receive	FTSE EPRA/NAREIT Developed Real Estate index	42	0.56%	127	3/15/13	JPMorgan Chase Bank, NA	5,066
Receive	FTSE EPRA/NAREIT Developed Real Estate index	89	0.56%	270	3/15/13	JPMorgan Chase Bank, NA	10,735
Receive	FTSE EPRA/NAREIT Developed Real Estate index	38	0.56%	115	3/15/13	JPMorgan Chase Bank, NA	4,584
Receive	FTSE EPRA/NAREIT Developed Real Estate index	48	0.56%	146	3/15/13	JPMorgan Chase Bank, NA	5,790

20

AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	21	0.56%	$64	3/15/13	JPMorgan Chase Bank, NA	$2,533
Receive	FTSE EPRA/NAREIT Developed Real Estate index	32	0.58%	97	4/15/13	JPMorgan Chase Bank, NA	3,859
Receive	FTSE EPRA/NAREIT Developed Real Estate index	70	0.58%	212	4/15/13	JPMorgan Chase Bank, NA	8,442
Receive	FTSE EPRA/NAREIT Developed Real Estate index	69	0.58%	209	4/15/13	JPMorgan Chase Bank, NA	8,322
Receive	FTSE EPRA/NAREIT Developed Real Estate index	12	0.58%	36	4/15/13	JPMorgan Chase Bank, NA	1,447
Receive	FTSE EPRA/NAREIT Developed Real Estate index	56	0.58%	170	4/15/13	JPMorgan Chase Bank, NA	6,754
Receive	FTSE EPRA/NAREIT Developed Real Estate index	72	0.58%	218	4/15/13	JPMorgan Chase Bank, NA	8,683
Receive	FTSE EPRA/NAREIT Developed Real Estate index	19	0.47%	58	6/17/13	JPMorgan Chase Bank, NA	2,294
Receive	Russell 2000 Total Return index	30	0.24%	105	3/15/13	JPMorgan Chase Bank, NA	3,817
Receive	FTSE EPRA/NAREIT Developed Real Estate index	19	0.24%	58	4/15/13	Morgan Stanley Capital Services Inc.	2,298
Receive	FTSE EPRA/NAREIT Developed Real Estate index	33	0.44%	100	10/15/12	UBS AG	3,985
Receive	FTSE EPRA/NAREIT Developed Real Estate index	233	0.44%	707	5/15/13	UBS AG	28,133

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	19	0.47%	$58	6/17/13	UBS AG	$2,265
Receive	Russell 2000 Total Return index	476	0.24%	1,672	2/15/13	UBS AG	60,652
Receive	Russell 2000 Total Return index	11	0.24%	39	2/15/13	UBS AG	1,400

							$222,112

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

EPRA—European Public Real Estate Association

FDR—Fiduciary Depositary Receipt

FTSE—Financial Times Stock Exchange

NAREIT—National Association of Real Estate Investment Trust

REG—Registered Shares

REIT—Real Estate Investment Trust

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $97,633,320)	$100,510,848	(a)
Affiliated issuers (cost $59,045,205—including investment of cash collateral for securities loaned of $132,702)	59,045,205
Cash	928,929	(b)
Foreign currencies, at value (cost $28,302)	28,302
Receivable for investment securities sold	5,089,781
Receivable for capital stock sold	970,782
Unrealized appreciation on total return swap contracts	222,112
Interest and dividends receivable	213,572
Receivable for variation margin on futures contracts	211,495
Unrealized appreciation of forward currency exchange contracts	115,492

Total assets	167,336,518

LIABILITIES
Payable for investment securities purchased	21,265,621
Unrealized depreciation of forward currency exchange contracts	291,766
Payable for collateral received on securities loaned	132,702
Advisory fee payable	41,752
Distribution fee payable	28,766
Administrative fee payable	14,817
Payable for capital stock redeemed	7,468
Transfer Agent fee payable	121
Accrued expenses	87,339

Total liabilities	21,870,352

NET ASSETS	$145,466,166

COMPOSITION OF NET ASSETS
Capital stock, at par	$14,565
Additional paid-in capital	144,875,650
Accumulated net investment loss	(168,145)
Accumulated net realized loss on investment and foreign currency transactions	(2,519,119)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,263,215

	$145,466,166

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,255	1,024	$10.01
B	$145,455,911	14,564,447	$9.99

(a)	Includes securities on loan with a value of $132,177 (see Note E).

(b)	An amount of $928,929 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2012.

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $51)	$158,585
Affiliated issuers	26,817
Interest	165,456
Securities lending income	2,018

352,876

EXPENSES
Advisory fee (see Note B)	339,862
Distribution fee—Class B	117,714
Transfer agency—Class A	108
Transfer agency—Class B	1,230
Custodian	129,351
Administrative	29,169
Audit	28,279
Legal	21,588
Printing	16,026
Amortization of offering expenses	15,135
Directors’ fees	1,963
Miscellaneous	2,994

Total expenses	703,419
Less: expenses waived and reimbursed by the Adviser (see Note B)	(173,016)

Net expenses	530,403

Net investment loss	(177,527)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(149,229)
Futures contracts	(1,378,103)
Swap contracts	278,354
Foreign currency transactions	(691,777)
Net change in unrealized appreciation/depreciation of:
Investments	2,773,553
Futures contracts	234,925
Swap contracts	126,179
Foreign currency denominated assets and liabilities	(245,291)

Net gain on investment and foreign currency transactions	948,611

NET INCREASE IN NET ASSETS FROM OPERATIONS	$771,084

See notes to financial statements.

24

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)	April 1, 2011(a) to December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(177,527)	$166,149
Net realized loss on investment and foreign currency transactions	(1,940,755)	(744,166)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,889,366	373,849

Net increase (decrease) in net assets from operations	771,084	(204,168)
CAPITAL STOCK TRANSACTIONS
Net increase	83,265,903	61,633,347

Total increase	84,036,987	61,429,179
NET ASSETS
Beginning of period	61,429,179	–0	–

End of period (including accumulated net investment loss of ($168,145) and undistributed net investment income of $9,382, respectively)	$145,466,166	$61,429,179

(a)	Commencement of operations.

See notes to financial statements.

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on April 1, 2011. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for

26

AllianceBernstein Variable Products Series Fund

fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$4,445,851		$5,629,762		$–0	–	$10,075,613
Information Technology	5,848,311		1,126,800		–0	–	6,975,111
Consumer Staples	3,402,446		2,976,568		–0	–	6,379,014
Industrials	3,155,194		3,145,148		–0	–	6,300,342
Health Care	3,562,959		2,479,517		–0	–	6,042,476
Consumer Discretionary	3,322,279		2,633,193		–0	–	5,955,472
Energy	3,203,881		2,138,922		–0	–	5,342,803
Materials	1,070,896		2,418,802		–0	–	3,489,698
Telecommunication Services	942,355		1,458,769		–0	–	2,401,124
Utilities	1,063,495		1,100,188		–0	–	2,163,683
Governments—Treasuries	–0	–	39,344,274		–0	–	39,344,274
Investment Companies	6,041,239	^	–0	–	–0	–	6,041,239
Short-Term Investments	58,912,503		–0	–	–0	–	58,912,503
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	132,702		–0	–	–0	–	132,702

Total Investments in Securities	95,104,111		64,451,943	+	–0	–	159,556,054
Other Financial Instruments*:
Assets:
Futures Contracts	371,584		–0	–	–0	–	371,584	#
Forward Currency Exchange Contracts	–0	–	115,492		–0	–	115,492
Total Return Swap Contracts	–0	–	222,112		–0	–	222,112
Liabilities:
Futures Contracts	(44,001)		–0	–	–0	–	(44,001	)#
Forward Currency Exchange Contracts	–0	–	(291,766)		–0	–	(291,766)

Total	$95,431,694		$64,497,781		$–0	–	$159,929,475

^	An amount of $2,986,494 was transferred out of Level 2 into Level 1 due to increase in observable inputs.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $82,202 were deferred and amortized on a straight line basis over a one year period starting from April 1, 2011 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until April 1, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of

28

AllianceBernstein Variable Products Series Fund

offering expenses as recorded by the Portfolio on or before April 1, 2012. The Expense Caps extend through May 1, 2013 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2012, the amount of such fees waived was $173,016, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $29,169.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$27,832	$73,137	$42,056	$58,913	$26

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $24,248, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$52,578,986	$14,200,190
U.S. government securities	21,934,408	–0	–

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$3,273,150
Gross unrealized depreciation	(395,622)

Net unrealized appreciation	$2,877,528

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to

30

AllianceBernstein Variable Products Series Fund

meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2012, the Portfolio had no transactions in written options.

During the six months ended June 30, 2012, the Portfolio held purchased options for hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended June 30, 2012, the Portfolio held total return swap contracts for non-hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $239,115. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $239,115 would be required to be posted by the Portfolio.

At June 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$115,492		Unrealized depreciation of forward currency exchange contracts	$291,766
Equity contracts	Receivable/Payable for variation margin on futures contracts	342,155	*
Interest rate contracts				Receivable/Payable for variation margin on futures contracts	14,572	*
Equity contracts	Unrealized appreciation on total return swap agreements	222,112

Total		$679,759			$306,338

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(375,473)	$(257,557)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,443,967)	283,417
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	65,864	(48,492)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(69,607)	63,044
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	278,354	126,179

Total		$(1,544,829)	$166,591

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $21,932,742, the average monthly original value of futures contracts was $25,111,543 and the average monthly notional amount of total return swap contracts was $5,989,257. For three months of the period, the average monthly cost of purchased options contracts was $58,088.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $132,177 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $132,702. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $2,018 and $1,249 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$1,949	$6,720	$8,536	$133	$1

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)	April 1, 2011(a) to December 31, 2011		Six Months Ended June 30, 2012 (unaudited)	April 1, 2011(a) to December 31, 2011
Class A
Shares sold	25	999,000		$244	$9,990,000
Shares redeemed	(998,001)	–0	–	(10,218,296)	–0	–

Net increase (decrease)	(997,976)	999,000		$(10,218,052)	$9,990,000

Class B
Shares sold	9,862,048	5,407,777		$99,527,885	$52,617,421
Shares redeemed	(604,678)	(100,700)		(6,043,930)	(974,074)

Net increase	9,257,370	5,307,077		$93,483,955	$51,643,347

(a)	Commencement of operations.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other

34

AllianceBernstein Variable Products Series Fund

currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Components of Accumulated Earnings/(Deficit)

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$290,543
Accumulated capital and other losses	(175	)(a)
Unrealized appreciation/(depreciation)	(470,637	)(b)

Total accumulated earnings/(deficit)	$(180,269	)(c)

(a)	As of December 31, 2011, the cumulative deferred loss on straddles was $175.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2012 (unaudited)	April 1, 2011(a) to December 31, 2011

Net asset value, beginning of period	$9.75	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	(.01)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.28)

Net increase (decrease) in net asset value from operations	.26	(.25)

Net asset value, end of period	$10.01	$9.75

Total Return
Total investment return based on net asset value (d)	2.67%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.85%	.85%
Expenses, before waivers/reimbursements (e)	1.22%	2.53%
Net investment income (loss) (c)(e)	(.14)%	.36%
Portfolio turnover rate	25%	68%

See footnote summary on page 37.

36

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2012 (unaudited)	April 1, 2011(a) to December 31, 2011

Net asset value, beginning of period	$9.74	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	(.02)	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.32)

Net increase (decrease) in net asset value from operations	.25	(.26)

Net asset value, end of period	$9.99	$9.74

Total Return
Total investment return based on net asset value (d)	2.57%	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145,456	$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.10%	1.10%
Expenses, before waivers/reimbursements (e)	1.46%	2.45%
Net investment income (loss) (c)(e)	(.37)%	1.02%
Portfolio turnover rate	25%	68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is designed as a balanced fund, seeking exposure to a blend of asset classes. The Portfolio’s neutral asset allocation will be a blend of 60% equity and 40% fixed-income exposure. Within these larger allocation bands, the Portfolio will have the ability to invest in a wide variety of securities, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, real estate-related securities and inflation securities.

The Portfolio will have the ability to invest without limit in derivative instruments, such as futures, forwards, options and swaps. The Portfolio may use derivatives and physical securities in different combinations to achieve exposure in the most efficient way.

Through the use of derivatives, the Portfolio will be able to respond to market volatility by altering its risk profile and deviate from its target asset allocation without necessarily altering its physical securities asset mix. When the Adviser determines the equity volatility is low and the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure by entering into equity index futures or swap agreements. This equity exposure is expected to not exceed 80%. Conversely, during periods of severe equity market volatility, when the Adviser determines that the risks in the equity markets are disproportional to the potential returns offered, the Adviser expects to use derivatives to reduce the Portfolio’s overall equity exposure. In this extreme risk-averse exposure, the Portfolio could reduce its equity exposure to 0% and increase its fixed-income exposure to 100%.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	It should be noted that the Senior Officer’s fee evaluation was completed on January 21, 2011 and discussed with the Board of Directors on February 1-3. 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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AllianceBernstein Variable Products Series Fund

product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (1210). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposes that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee
Dynamic Asset Allocation Portfolio	0.70% of Average Daily Net Assets

As shown above, the advisory fee schedule of the Portfolio has no breakpoint. The Portfolio would fall in the Specialty Category, which has a fee beginning at 0.75% but is subject to breakpoints.3

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Adviser proposed to set expense caps set forth below for an initial period. The Expense Limitation Undertaking will terminate three years after the Portfolio commences operations. During the period between the initial period and the termination of the agreements, the Adviser may be able to recoup all or a portion of the Portfolio’s operating expenses,4 which will be paid initially by the Adviser. If at any time, after the expiration of the initial period, the Portfolio’s expenses fall below the expense cap, the Adviser will be able to recoup offering costs previously paid by it to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement, three years following the commencement of operations. After the initial period, the Adviser or the Portfolio may terminate the agreement on sixty days’ notice.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Estimated Gross Expense Ratio	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85% Class B 1.10%	1.15% 1.40%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either

3	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplate eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the Specialty Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

4	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with similar investment styles as the Portfolio.5 The Adviser is in the process of launching a new service for institutional clients that will provide for a similar investment style as the anticipated Portfolio. The advisory fee schedule contemplated for the institutional account is set forth in the table below.

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Adv. Fee (%)
Dynamic Asset Allocation Portfolio	$100.0	Dynamic Asset Allocation Strategy 0.50% on first $500 million 0.40% on the balance Minimum: $ million	0.500	0.700

The Adviser manages other investment companies that have a somewhat similar investment strategy as the Portfolio. The Portfolio’s neutral asset allocation is the same as another series of the Fund, Balanced Wealth Strategy Portfolio, and the retail mutual fund, The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”). The advisory fee schedules of Balanced Wealth Strategy Portfolio and TAP—Balanced Wealth Strategy are set forth in the table below:6

Portfolio	ABMF/AVPS Fund	Fee Schedule	ABMF/AVPS Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.700

	AVPS—Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.700

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”). The Overlay Portfolios are designed to reduce portfolio volatility, reduce the probability of large losses and maintain returns of Private Client portfolios over time. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.7 The advisory fee schedule of the Overlay Portfolios is set

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	Both funds were affected by Adviser’s settlement with the NYAG.

7	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed-income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

40

AllianceBernstein Variable Products Series Fund

forth in the table below. Also shown are what would have been the effective advisory fees of the Portfolio had the advisory fee schedules of the Overlay Portfolios been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Overlay Portfolio	Advisory Fee Based on % of Average Daily Net Assets[8]	Overlay Portfolios Effective Fee (%)	Portfolio Advisory Fee (%)
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90%	0.900	0.700

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%	0.650	0.700

The Adviser also manages AllianceBernstein Volatility Management Pooling Portfolio (“Volatility Portfolio”). Unlike the Portfolio, Volatility Portfolio is not designed as a stand-alone portfolio. Volatility Portfolio is utilized in conjunction with other asset class-pure Pooling Portfolios to reduce the overall portfolio volatility and mitigate the effects of extreme market environments without sacrificing long-term returns for the AllianceBernstein Blended Style Series, Inc.—Retirement Strategies (“Retirement Strategies”). The Adviser is not directly paid an advisory fee by Volatility Portfolio.9 The Adviser is directly compensated by the Retirement Strategies for managing its portfolios invested in Volatility Portfolio as well as other Pooling Portfolios.

The Adviser recently agreed to provide a sub-advisory service with a similar investment strategy to an investment company managed by another fund family. The fee schedule contemplated for the sub-advised fund is set forth in the table below.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule
Dynamic Asset Allocation Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship will be paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fee due to the differences in terms of the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.10 Lipper’s analysis

8	The advisory fees of each Overlay Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

9	Although Volatility Portfolio does not directly pay the Adviser an advisory fee for providing investment advisory services, Volatility Portfolio does reimburse the Adviser the cost for providing administrative and accounting services.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers with or without a 12b-1/non-12b-1 service fee. Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”)13 was also expanded to include the universes of those peers with or without a 12b-1/non-12b-1 service fee.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median	Rank
Dynamic Asset Allocation Portfolio	0.700	0.695	5/8

Set forth below is a comparison of the Portfolio’s anticipated total expense ratio excluding 12b-1/non-12b-1 service fee, and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio, excluding 12b-1/non-12b-1 service fee, rankings are also shown.

Portfolio	Exp. Ratio ex-12b-1 Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Dynamic Asset Allocation Portfolio	0.850	0.796	6/8	0.790	9/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser will utilize two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services to be provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund. Due to a limited number of comparable peers available, at the request of the Senior Officer and the Adviser, Lipper allowed for the inclusion of a second peer managed by the same investment adviser in the Portfolio’s EG.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	The total expense ratio excluding 12b-1/non 12b-1 service fee shown are for the Portfolio’s Class A shares.

42

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares.

Financial intermediaries, such as insurers, will market and sell shares of the Portfolio and will normally receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries will receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio will be AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the fiscal year ended December 31, 2009, ABIS was paid a fee of $18,000 by the existing Portfolios of the Fund.17

The Portfolio may effect in the future brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and pay commissions for such transactions. The Adviser has represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other comparable third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services, including record keeping, administration and customer service for contract holders.

17	ABIS receives an annual fee of $18,000 from the Fund, which is allocated equally among the Fund’s Portfolios.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $486 billion as of December 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 4, 2011

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

44

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,085.80	$5.55	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.37	1.07%

Class B
Actual	$1,000	$1,084.30	$6.84	1.32%
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.62	1.32%

*Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$6,978,800	9.1%
Google, Inc.–Class A	2,570,870	3.4
Philip Morris International, Inc.	2,369,109	3.1
Oracle Corp.	2,249,478	2.9
QUALCOMM, Inc.	2,125,862	2.8
Schlumberger Ltd.	1,691,230	2.2
Emerson Electric Co.	1,600,489	2.1
Altria Group, Inc.	1,571,334	2.1
Intuit, Inc.	1,540,726	2.0
Danaher Corp.	1,519,174	2.0

	$24,217,072	31.7%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$24,695,345	32.0%
Health Care	11,448,424	14.8
Consumer Discretionary	10,507,508	13.6
Industrials	8,703,261	11.3
Energy	8,186,020	10.6
Consumer Staples	7,207,270	9.3
Financials	3,225,235	4.2
Short-Term Investments	3,288,704	4.2

Total Investments	$77,261,767	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.8%

INFORMATION TECHNOLOGY–32.3%
COMMUNICATIONS EQUIPMENT–3.6%
Cisco Systems, Inc.	37,570	$645,077
QUALCOMM, Inc.	38,180	2,125,862

		2,770,939

COMPUTERS & PERIPHERALS–9.1%
Apple, Inc.(a)	11,950	6,978,800

INTERNET SOFTWARE & SERVICES–4.2%
Facebook, Inc.(a) (b)	18,858	586,861
Google, Inc.–Class A(a)	4,432	2,570,870

		3,157,731

IT SERVICES–2.8%
Cognizant Technology Solutions Corp.–Class A(a)	19,800	1,188,000
Visa, Inc.–Class A	7,860	971,732

		2,159,732

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.3%
ARM Holdings PLC (Sponsored ADR)	13,110	311,887
Broadcom Corp.–Class A(a)	22,760	769,288
Lam Research Corp.(a)	9,670	364,946
LSI Corp.(a)	49,860	317,608
Marvell Technology Group Ltd.	43,750	493,500
Xilinx, Inc.	30,380	1,019,857

		3,277,086

SOFTWARE–8.3%
Informatica Corp.(a)	16,470	697,669
Intuit, Inc.	25,960	1,540,726
Oracle Corp.	75,740	2,249,478
Red Hat, Inc.(a)	14,050	793,544
TIBCO Software, Inc.(a)	35,750	1,069,640

		6,351,057

		24,695,345

HEALTH CARE–15.0%
BIOTECHNOLOGY–3.0%
Biogen Idec, Inc.(a)	6,750	974,565
Gilead Sciences, Inc.(a)	21,420	1,098,417
Synageva BioPharma Corp.(a) (b)	6,010	243,766

		2,316,748

HEALTH CARE EQUIPMENT & SUPPLIES–5.0%
Covidien PLC	14,120	755,420
HeartWare International, Inc.(a) (b)	7,970	707,736
IDEXX Laboratories, Inc.(a)	5,630	541,212
Stryker Corp.	21,800	1,201,180
Volcano Corp.(a)	20,750	594,487

		3,800,035

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–4.3%
Humana, Inc.	4,790	$370,938
McKesson Corp.	13,960	1,308,750
Mednax, Inc.(a)	6,800	466,072
UnitedHealth Group, Inc.	19,080	1,116,180

		3,261,940

PHARMACEUTICALS–2.7%
Allergan, Inc./United States	11,400	1,055,298
Watson Pharmaceuticals, Inc.(a)	13,710	1,014,403

		2,069,701

		11,448,424

CONSUMER DISCRETIONARY–13.8%
AUTOMOBILES–0.7%
Harley-Davidson, Inc.	11,470	524,523

HOTELS, RESTAURANTS & LEISURE–3.6%
Las Vegas Sands Corp.	6,790	295,297
Marriott Vacations Worldwide Corp.(a)	11,580	358,748
McDonald’s Corp.	14,305	1,266,422
Starbucks Corp.	7,220	384,971
Starwood Hotels & Resorts Worldwide, Inc.	8,980	476,299

		2,781,737

INTERNET & CATALOG RETAIL–2.9%
Amazon.com, Inc.(a)	4,800	1,096,080
HSN, Inc.	7,470	301,415
priceline.com, Inc.(a)	1,235	820,682

		2,218,177

MEDIA–1.6%
CBS Corp.–Class B	19,380	635,276
Walt Disney Co. (The)	11,380	551,930

		1,187,206

MULTILINE RETAIL–0.5%
Family Dollar Stores, Inc.	5,370	356,998

SPECIALTY RETAIL–2.0%
Bed Bath & Beyond, Inc.(a)	7,020	433,836
GNC Holdings, Inc.	10,230	401,016
Home Depot, Inc. (The)	12,480	661,315

		1,496,167

TEXTILES, APPAREL & LUXURY GOODS–2.5%
Coach, Inc.	15,345	897,375
NIKE, Inc.–Class B	2,870	251,929
PVH Corp.	6,528	507,813
VF Corp.	2,140	285,583

		1,942,700

		10,507,508

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–11.4%
AEROSPACE & DEFENSE–2.9%
Boeing Co. (The)	18,200	$1,352,260
Precision Castparts Corp.	5,040	829,030

		2,181,290

AIR FREIGHT & LOGISTICS–1.0%
FedEx Corp.	8,670	794,259

ELECTRICAL EQUIPMENT–2.8%
AMETEK, Inc.	11,260	561,986
Emerson Electric Co.	34,360	1,600,489

		2,162,475

INDUSTRIAL CONGLOMERATES–2.0%
Danaher Corp.	29,170	1,519,174

MACHINERY–2.7%
Dover Corp.	14,940	800,933
Gardner Denver, Inc.	5,150	272,486
Joy Global, Inc.	9,800	555,954
Parker Hannifin Corp.	5,420	416,690

		2,046,063

		8,703,261

ENERGY–10.7%
ENERGY EQUIPMENT & SERVICES–5.1%
Halliburton Co.	20,640	585,970
National Oilwell Varco, Inc.	15,185	978,521
Schlumberger Ltd.	26,055	1,691,230
Technip SA	6,145	640,407

		3,896,128

OIL, GAS & CONSUMABLE FUELS–5.6%
Anadarko Petroleum Corp.	8,260	546,812
Concho Resources, Inc.(a)	7,340	624,781
EOG Resources, Inc.	10,375	934,891
Noble Energy, Inc.	11,105	941,926
Occidental Petroleum Corp.	7,080	607,252
Pioneer Natural Resources Co.	7,190	634,230

		4,289,892

		8,186,020

CONSUMER STAPLES–9.4%
BEVERAGES–1.5%
Coca-Cola Enterprises, Inc.	12,190	341,808
PepsiCo, Inc.	11,960	845,093

		1,186,901

FOOD & STAPLES RETAILING–1.5%
CVS Caremark Corp.	24,030	1,122,922

FOOD PRODUCTS–1.2%
Kraft Foods, Inc.–Class A	24,780	957,004

TOBACCO–5.2%
Altria Group, Inc.	45,480	1,571,334

Company	Shares	U.S. $ Value

Philip Morris International, Inc.	27,150	$2,369,109

		3,940,443

		7,207,270

FINANCIALS–4.2%
CAPITAL MARKETS–1.5%
Affiliated Managers Group, Inc.(a)	5,230	572,423
Goldman Sachs Group, Inc. (The)	5,720	548,319

		1,120,742

COMMERCIAL BANKS–0.8%
Wells Fargo & Co.	19,500	652,080

DIVERSIFIED FINANCIAL SERVICES–1.5%
IntercontinentalExchange, Inc.(a)	6,220	845,796
JPMorgan Chase & Co.	8,240	294,415

		1,140,211

INSURANCE–0.4%
MetLife, Inc.	10,120	312,202

		3,225,235

Total Common Stocks (cost $63,559,797)		73,973,063

	Principal Amount (000)
SHORT-TERM INVESTMENTS–4.3%
TIME DEPOSIT–4.3%
State Street Time Deposit 0.01%, 7/02/12 (cost $3,288,704)	$3,289	3,288,704

Total Investments Before Security Lending Collateral for Securities Loaned–101.1% (cost $66,848,501)		77,261,767

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–2.0%
INVESTMENT COMPANIES–2.0%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $1,551,716)	1,551,716	1,551,716

TOTAL INVESTMENTS–103.1% (cost $68,400,217)		78,813,483
Other assets less liabilities–(3.1)%		(2,370,491)

NET ASSETS–100.0%		$76,442,992

4

AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $66,848,501)	$77,261,767	(a)
Affiliated issuers (cost $1,551,716—including investment of cash collateral for securities loaned of $1,551,716)	1,551,716
Foreign currencies, at value (cost $15,918)	15,873
Receivable for investment securities sold	402,554
Dividends and interest receivable	86,249
Receivable for capital stock sold	474

Total assets	79,318,633

LIABILITIES
Payable for collateral received on securities loaned	1,551,716
Payable for investment securities purchased	1,123,010
Payable for capital stock redeemed	63,643
Advisory fee payable	47,806
Administrative fee payable	17,958
Distribution fee payable	10,301
Transfer Agent fee payable	157
Accrued expenses	61,050

Total liabilities	2,875,641

NET ASSETS	$76,442,992

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,520
Additional paid-in capital	77,774,273
Undistributed net investment income	28,485
Accumulated net realized loss on investment and foreign currency transactions	(11,776,501)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,413,215

	$76,442,992

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,014,436	1,219,661	$22.15
B	$49,428,556	2,300,807	$21.48

(a)	Includes securities on loan with a value of $1,538,363 (see Note E).

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,209)	$494,896
Affiliated issuers	948
Interest	57
Securities lending income	10,668

506,569

EXPENSES
Advisory fee (see Note B)	307,640
Distribution fee—Class B	65,516
Transfer agency—Class A	718
Transfer agency—Class B	1,279
Custodian	46,889
Administrative	28,729
Audit	18,509
Printing	16,534
Legal	15,480
Directors’ fees	1,946
Miscellaneous	2,196

Total expenses	505,436

Net investment income	1,133

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	5,716,277
Foreign currency transactions	(3,632)
Net change in unrealized appreciation/depreciation of:
Investments	1,292,995
Foreign currency denominated assets and liabilities	392

Net gain on investment and foreign currency transactions	7,006,032

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,007,165

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,133	$9,993
Net realized gain on investment and foreign currency transactions	5,712,645	12,800,737
Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,293,387	(11,500,462)

Net increase in net assets from operations	7,007,165	1,310,268
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,511,052)	(17,886,322)

Total decrease	(5,503,887)	(16,576,054)
NET ASSETS
Beginning of period	81,946,879	98,522,933

End of period (including undistributed net investment income of $28,485 and $27,352, respectively)	$76,442,992	$81,946,879

See notes to financial statements.

8

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$24,695,345		$–0	–	$–0	–	$24,695,345
Health Care	11,448,424		–0	–	–0	–	11,448,424
Consumer Discretionary	10,507,508		–0	–	–0	–	10,507,508
Industrials	8,703,261		–0	–	–0	–	8,703,261
Energy	7,545,613		640,407		–0	–	8,186,020
Consumer Staples	7,207,270		–0	–	–0	–	7,207,270
Financials	3,225,235		–0	–	–0	–	3,225,235
Short-Term Investments	–0	–	3,288,704		–0	–	3,288,704
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	1,551,716		–0	–	–0	–	1,551,716

Total Investments in Securities	74,884,372		3,929,111		–0	–	78,813,483
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$74,884,372		$3,929,111		$–0	–	$78,813,483

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

10

AllianceBernstein Variable Products Series Fund

no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $28,729.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $44,745, of which $145 and $90, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$36,357,032		$50,637,567
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,716,121
Gross unrealized depreciation	(2,302,855)

Net unrealized appreciation	$10,413,266

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $1,538,363 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,551,716. The cash collateral will be

12

AllianceBernstein Variable Products Series Fund

adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $10,668 and $948 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$257	$7,750	$6,455	$1,552	$1

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Class A
Shares sold	4,249	24,930	$95,629	$521,620
Shares redeemed	(295,871)	(359,545)	(6,554,503)	(7,440,420)

Net decrease	(291,622)	(334,615)	$(6,458,874)	$(6,918,800)

Class B
Shares sold	29,640	79,531	$646,269	$1,614,288
Shares redeemed	(308,608)	(625,551)	(6,698,447)	(12,581,810)

Net decrease	(278,968)	(546,020)	$(6,052,178)	$(10,967,522)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in

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GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011		2010
Distributions paid from:
Ordinary income	$–0	–	$131,899

Total taxable distributions	–0	–	131,899

Total distributions paid	$–0	–	$131,899

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,352
Accumulated capital and other losses	(17,074,682	)(a)
Unrealized appreciation/(depreciation)	8,705,365	(b)

Total accumulated earnings/(deficit)	$(8,341,965)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $17,074,682. During the fiscal year, the Portfolio utilized $12,686,957 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $2,228,515 of capital loss carryforwards expire during the fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $17,074,682 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 4,526,627	n/a	2016
12,548,055	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$20.40	$20.15	$17.56	$13.19	$22.91	$20.27

Income From Investment Operations
Net investment income (loss) (a)	.02	.03	.03	.04	(.04)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73	.22	2.61	4.33	(9.68)	2.69

Net increase (decrease) in net asset value from operations	1.75	.25	2.64	4.37	(9.72)	2.64

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.05)	–0	–	–0	–	–0	–

Net asset value, end of period	$22.15	$20.40	$20.15	$17.56	$13.19	$22.91

Total Return
Total investment return based on net asset value (b)	8.58	%*	1.24	%*	15.06	%*	33.13	%*	(42.43	)%*	13.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,014	$30,833	$37,198	$37,948	$33,992	$75,834
Ratio to average net assets of:
Expenses	1.07	%(c)	1.00%	1.00	%(d)	1.06%	.94%	.90%
Net investment income (loss)	.16	%(c)	.17%	.15	%(d)	.28%	(.22)%	(.23)%
Portfolio turnover rate	45%	97%	121%	197%	103%	60%

See footnote summary on page 16.

15

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$19.81	$19.62	$17.10	$12.88	$22.42	$19.90

Income From Investment Operations
Net investment income (loss) (a)	(.01)	(.02)	(.02)	.01	(.08)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.68	.21	2.55	4.21	(9.46)	2.62

Net increase (decrease) in net asset value from operations	1.67	.19	2.53	4.22	(9.54)	2.52

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.01)	–0	–	–0	–	–0	–

Net asset value, end of period	$21.48	$19.81	$19.62	$17.10	$12.88	$22.42

Total Return
Total investment return based on net asset value (b)	8.43	%*	.97	%*	14.80	%*	32.76	%*	(42.55	)%*	12.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,429	$51,114	$61,325	$63,368	$53,248	$121,521
Ratio to average net assets of:
Expenses	1.32	%(c)	1.25%	1.25	%(d)	1.31%	1.19%	1.15%
Net investment income (loss)	(.09	)%(c)	(.08)%	(.10	)%(d)	.04%	(.47)%	(.49)%
Portfolio turnover rate	45%	97%	121%	197%	103%	60%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2012 and years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.17%, 0.07%, 0.22%, 0.41% and 0.03%, respectively.

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GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

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GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”) (the Fund’s benchmark since May 1, 2009), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3- and 10-year periods, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Index in the 10-year and the since inception periods and underperformed the Index in all other periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had underperformed the Lipper VA Large Cap Growth Funds Average and outperformed the Index. The directors also noted that at their February 2009 meetings they had approved a broadening of the number of stocks in the Portfolio’s portfolio and a new benchmark, the Russell 1000 Growth Index. As a result, the directors gave less weight to the Portfolio’s performance prior to 2009. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

18

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 7 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors concluded that the Portfolio’s total expense ratio was acceptable, although they noted that it was higher than the Expense Group and the Expense Universe medians, and they asked the Adviser to consider measures to reduce it.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”)2. The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$86.0	Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.
2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.
3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,677 (0.07% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.00%	December 31
Class B 1.25%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$86.0	U.S. Research Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.545%	0.750%

The Adviser also manages AllianceBernstein Growth Fund, Inc. (“Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B- Hedged/Unhedged	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.
7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.
8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Growth Portfolio	0.750	0.750	4/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	1.001	0.868	13/14	0.792	76/80

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $142,665 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $544,097 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensa-

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.
10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
11	Most recently completed fiscal year end Class A total expense ratio.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

tion in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.12

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the

12	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.
13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
16

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 29, 2012.19

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth Portfolio
1 year	5.38	5.51	5.03	8/14	45/96
3 year	24.84	26.02	25.31	10/14	52/91
5 year	2.36	3.21	3.63	9/12	74/83
10 year	4.46	5.20	3.97	7/11	26/64

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	5.38	24.84	2.36	4.46	7.63	17.23	0.23	10
Russell 1000 Growth Index	7.62	27.51	4.54	4.30	7.51	16.34	0.22	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.
18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.
19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.
21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.
22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,090.90	$3.12	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.02	0.60%

Class B
Actual	$1,000	$1,089.60	$4.42	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Liberty Interactive Corp.	$31,848,459	3.6%
UnitedHealth Group, Inc.	28,572,570	3.3
Wells Fargo & Co.	28,185,573	3.2
Exxon Mobil Corp.	25,548,635	2.9
General Electric Co.	25,449,183	2.9
JPMorgan Chase & Co.	23,666,123	2.7
Raytheon Co.	23,558,417	2.7
CVS Caremark Corp.	23,046,161	2.6
Chevron Corp.	22,276,325	2.5
Microsoft Corp.	21,400,458	2.4

	$253,551,904	28.8%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$157,317,486	17.9%
Health Care	144,851,913	16.5
Industrials	139,326,901	15.9
Information Technology	132,258,561	15.0
Energy	117,461,897	13.4
Consumer Discretionary	84,630,189	9.6
Consumer Staples	48,181,278	5.5
Materials	29,339,653	3.3
Telecommunication Services	17,140,154	1.9
Utilities	7,112,492	0.8
Short-Term Investments	1,382,716	0.2

Total Investments	$879,003,240	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

FINANCIALS–17.9%
CAPITAL MARKETS–3.7%
BlackRock, Inc.–Class A	118,940	$20,198,391
Goldman Sachs Group, Inc. (The)	125,890	12,067,815

		32,266,206

COMMERCIAL BANKS–4.8%
Fifth Third Bancorp	645,440	8,648,896
PNC Financial Services Group, Inc.	85,530	5,226,738
Wells Fargo & Co.	842,870	28,185,573

		42,061,207

CONSUMER FINANCE–1.0%
Capital One Financial Corp.	158,240	8,649,399

DIVERSIFIED FINANCIAL SERVICES–2.7%
JPMorgan Chase & Co.	662,360	23,666,123

INSURANCE–5.7%
ACE Ltd.	231,140	17,134,408
Hartford Financial Services Group, Inc.	711,550	12,544,626
MetLife, Inc.	420,262	12,965,083
Travelers Cos., Inc. (The)	125,790	8,030,434

		50,674,551

		157,317,486

HEALTH CARE–16.4%
BIOTECHNOLOGY–2.4%
Amgen, Inc.	225,932	16,502,073
Gilead Sciences, Inc.(a)	97,770	5,013,646

		21,515,719

HEALTH CARE EQUIPMENT & SUPPLIES–2.3%
St Jude Medical, Inc.	378,459	15,104,299
Zimmer Holdings, Inc.	79,970	5,146,869

		20,251,168

HEALTH CARE PROVIDERS & SERVICES–6.2%
AmerisourceBergen Corp.–Class A	176,270	6,936,225
Cardinal Health, Inc.	127,540	5,356,680
McKesson Corp.	144,830	13,577,812
UnitedHealth Group, Inc.	488,420	28,572,570

		54,443,287

PHARMACEUTICALS–5.5%
Abbott Laboratories	106,900	6,891,843
Forest Laboratories, Inc.(a)	199,400	6,977,006
Johnson & Johnson	83,290	5,627,072
Merck & Co., Inc.	371,239	15,499,228
Pfizer, Inc.	593,330	13,646,590

		48,641,739

		144,851,913

Company	Shares	U.S. $ Value

INDUSTRIALS – 15.8%
AEROSPACE & DEFENSE–2.7%
Raytheon Co.	416,300	$23,558,417

COMMERCIAL SERVICES & SUPPLIES–0.8%
Copart, Inc.(a)	300,960	7,129,742

CONSTRUCTION & ENGINEERING–1.5%
Foster Wheeler AG(a)	290,589	5,035,907
URS Corp.	226,171	7,888,845

		12,924,752

ELECTRICAL EQUIPMENT–1.4%
AMETEK, Inc.	96,070	4,794,854
Hubbell, Inc.–Class B	94,100	7,334,154

		12,129,008

INDUSTRIAL CONGLOMERATES–2.9%
General Electric Co.	1,221,170	25,449,183

MACHINERY–4.6%
Actuant Corp.–Class A	241,510	6,559,412
Dover Corp.	229,610	12,309,392
Eaton Corp.	156,110	6,186,639
Gardner Denver, Inc.	206,731	10,938,137
Parker Hannifin Corp.	66,110	5,082,537

		41,076,117

PROFESSIONAL SERVICES–1.3%
Towers Watson & Co.	198,880	11,912,912

ROAD & RAIL–0.6%
Norfolk Southern Corp.	71,712	5,146,770

		139,326,901

INFORMATION TECHNOLOGY–15.0%
COMMUNICATIONS EQUIPMENT–0.8%
Cisco Systems, Inc.	422,330	7,251,406

COMPUTERS & PERIPHERALS–2.2%
Apple, Inc.(a)	32,300	18,863,200

IT SERVICES–0.9%
Amdocs Ltd.(a)	268,390	7,976,551

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.7%
Lam Research Corp.(a) (b)	272,180	10,272,073
Marvell Technology Group Ltd.	1,434,928	16,185,988
Xilinx, Inc.	192,880	6,474,982

		32,933,043

SOFTWARE–7.4%
Activision Blizzard, Inc.	529,403	6,347,542
Adobe Systems, Inc.(a)	197,480	6,392,427

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CA, Inc.	191,500	$5,187,735
Cadence Design Systems, Inc.(a)	471,910	5,186,291
Microsoft Corp.	699,590	21,400,458
Oracle Corp.	697,640	20,719,908

		65,234,361

		132,258,561

ENERGY–13.3%
ENERGY EQUIPMENT & SERVICES–4.8%
Diamond Offshore Drilling, Inc.	319,240	18,876,661
Helmerich & Payne, Inc.	60,740	2,640,975
National Oilwell Varco, Inc.	325,637	20,984,049

		42,501,685

OIL, GAS & CONSUMABLE FUELS–8.5%
Chevron Corp.	211,150	22,276,325
Devon Energy Corp.	117,780	6,830,062
Exxon Mobil Corp.	298,570	25,548,635
Occidental Petroleum Corp.	236,740	20,305,190

		74,960,212

		117,461,897

CONSUMER DISCRETIONARY–9.6%
AUTOMOBILES–0.3%
Harley-Davidson, Inc.	67,850	3,102,780

INTERNET & CATALOG RETAIL–3.6%
Liberty Interactive Corp.(a)	1,790,245	31,848,459

MEDIA–5.0%
Comcast Corp.–Class A	500,180	15,990,754
Liberty Media Corp.–Liberty Capital(a)	36,318	3,192,715
Scripps Networks Interactive, Inc.–Class A	180,210	10,246,741
Viacom, Inc.–Class B	303,190	14,255,994

		43,686,204

SPECIALTY RETAIL–0.7%
Bed Bath & Beyond, Inc.(a)	96,970	5,992,746

		84,630,189

CONSUMER STAPLES–5.5%
BEVERAGES – 0.8%
Molson Coors Brewing Co.–Class B	167,890	6,985,903

FOOD & STAPLES RETAILING–2.6%
CVS Caremark Corp.	493,177	23,046,161

FOOD PRODUCTS–0.8%
Smithfield Foods, Inc.(a)	313,100	6,772,353

TOBACCO–1.3%
Lorillard, Inc.	86,221	11,376,861

		48,181,278

MATERIALS–3.3%
CHEMICALS–1.1%
CF Industries Holdings, Inc.	48,850	9,464,199

METALS & MINING–0.8%
Newmont Mining Corp.	145,780	$7,071,788

PAPER & FOREST PRODUCTS–1.4%
Domtar Corp.	166,910	12,803,666

		29,339,653

TELECOMMUNICATION SERVICES–2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.0%
AT&T, Inc.	338,250	12,061,995
Verizon Communications, Inc.	114,270	5,078,159

		17,140,154

UTILITIES–0.8%
MULTI-UTILITIES–0.8%
Ameren Corp.	212,060	7,112,492

Total Common Stocks (cost $774,799,742)		877,620,524

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 7/02/12 (cost $1,382,716)	$1,383	1,382,716

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $776,182,458)		879,003,240

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $3,219,592)	3,219,592	3,219,592

TOTAL INVESTMENTS–100.1% (cost $779,402,050)		882,222,832
Other assets less liabilities–(0.1)%		(919,469)

NET ASSETS–100.0%		$881,303,363

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $776,182,458)	$879,003,240	(a)
Affiliated issuers (cost $3,219,592—including investment of cash collateral for securities loaned of $3,219,592)	3,219,592
Receivable for investment securities sold	24,458,144
Dividends and interest receivable	1,209,120
Receivable for capital stock sold	75,777

Total assets	907,965,873

LIABILITIES
Payable for investment securities purchased	22,013,144
Payable for collateral received on securities loaned	3,219,592
Payable for capital stock redeemed	637,271
Advisory fee payable	399,465
Distribution fee payable	153,917
Administrative fee payable	15,863
Transfer Agent fee payable	166
Accrued expenses	223,092

Total liabilities	26,662,510

NET ASSETS	$881,303,363

COMPOSITION OF NET ASSETS
Capital stock, at par	$45,199
Additional paid-in capital	1,013,006,518
Undistributed net investment income	17,722,898
Accumulated net realized loss on investment transactions	(252,292,034)
Net unrealized appreciation on investments	102,820,782

	$881,303,363

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

		Shares	Net Asset
Class	Net Assets	Outstanding	Value
A	$134,021,226	6,805,101	$19.69
B	$747,282,137	38,393,820	$19.46

(a)	Includes securities on loan with a value of $3,261,944 (see Note E).

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$9,030,689
Affiliated issuers	9,976
Interest	1,805
Securities lending income	9,128

9,051,598

EXPENSES
Advisory fee (see Note B)	2,507,073
Distribution fee—Class B	963,053
Transfer agency—Class A	674
Transfer agency—Class B	3,685
Custodian	87,679
Printing	51,569
Administrative	26,620
Legal	23,421
Audit	18,669
Directors’ fees	1,913
Miscellaneous	14,202

Total expenses	3,698,558

Net investment income	5,353,040

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	54,091,374
Net change in unrealized appreciation/depreciation of investments	19,627,112

Net gain on investment transactions	73,718,486

NET INCREASE IN NET ASSETS FROM OPERATIONS	$79,071,526

See notes to financial statements.

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GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,353,040		$12,525,033
Net realized gain on investment transactions	54,091,374		93,888,095
Net change in unrealized appreciation/depreciation of investments	19,627,112		(47,469,481)

Net increase in net assets from operations	79,071,526		58,943,647
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(2,574,136)
Class B	–0	–	(8,523,506)
CAPITAL STOCK TRANSACTIONS
Net decrease	(72,013,069)		(180,836,431)

Total increase (decrease)	7,058,457		(132,990,426)
NET ASSETS
Beginning of period	874,244,906		1,007,235,332

End of period (including undistributed net investment income of $17,722,898 and of $12,369,858, respectively)	$881,303,363		$874,244,906

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

8

AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$877,620,524		$–0	–	$–0	–	$877,620,524
Short-Term Investments	–0	–	1,382,716		–0	–	1,382,716
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	3,219,592		–0	–	–0	–	3,219,592

Total Investments in Securities	880,840,116		1,382,716		–0	–	882,222,832
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$880,840,116		$1,382,716		$–0	–	$882,222,832

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $26,620.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $625,797, of which $1,028 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

10

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$362,792,997		$405,361,085
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$124,878,142
Gross unrealized depreciation	(22,057,360)

Net unrealized appreciation	$102,820,782

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $3,261,944 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,219,592. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $9,128 and $9,976 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$1,441	$68,692	$66,913	$3,220	$10

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	379,006		506,364	$7,317,438		$9,029,709
Shares issued in reinvestment of dividends	–0	–	136,486	–0	–	2,574,137
Shares redeemed	(1,258,578)		(4,680,769)	(24,603,186)		(83,787,159)

Net decrease	(879,572)		(4,037,919)	$(17,285,748)		$(72,183,313)

Class B
Shares sold	1,962,433		2,297,038	$37,056,891		$40,404,439
Shares issued in reinvestment of dividends	–0	–	456,046	–0	–	8,523,506
Shares redeemed	(4,741,858)		(8,934,188)	(91,784,212)		(157,581,063)

Net decrease	(2,779,425)		(6,181,104)	$(54,727,321)		$(108,653,118)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and

12

AllianceBernstein Variable Products Series Fund

are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$11,097,642	$–0	–

Total taxable distributions	11,097,642	–0	–

Total distributions paid	$11,097,642	$–0	–

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,369,858
Accumulated capital and other losses	(301,998,950	)(a)
Unrealized appreciation/(depreciation)	78,809,212	(b)

Total accumulated earnings/(deficit)	$(210,819,880)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $298,366,259. During the fiscal year, the Portfolio utilized $96,602,234 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $3,632,691, which is deemed to arise on January 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $298,366,259 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 60,797,075	n/a	2016
237,569,184	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

13

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007
Net asset value, beginning of period	$18.05		$17.19		$15.20		$13.10		$26.82	$27.19

Income From Investment Operations
Net investment income (a)	.13		.27		.20		.21		.30	.39
Net realized and unrealized gain (loss) on investment transactions	1.51		.83		1.79		2.47		(9.77)	.97
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00 (b)	.06

Net increase (decrease) in net asset value from operations	1.64		1.10		1.99		2.68		(9.47)	1.42

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.24)		–0	–	(.58)		(.45)	(.41)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(3.80)	(1.38)

Total dividends and distributions	–0	–	(.24)		–0	–	(.58)		(4.25)	(1.79)

Net asset value, end of period	$19.69		$18.05		$17.19		$15.20		$13.10	$26.82

Total Return
Total investment return based on net asset value (c)	9.09	%*	6.32	%*	13.09	%*	20.82	%*	(40.60)%*	5.12%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,021		$138,731		$201,521		$215,085		$211,920	$456,159
Ratio to average net assets of:
Expenses	.60	%(d)	.60%		.63	%(e)	.63%		.62%	.59%
Net investment income	1.38	%(d)	1.52%		1.30	%(e)	1.58%		1.61%	1.43%
Portfolio turnover rate	40%		76%		66%		125%		184%	74%

See footnote summary on page 15.

14

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007
Net asset value, beginning of period	$17.86		$17.01		$15.08		$12.97		$26.55	$26.93

Income From Investment Operations
Net investment income (a)	.11		.23		.16		.18		.25	.32
Net realized and unrealized gain (loss) on investment transactions	1.49		.81		1.77		2.42		(9.66)	.96
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00 (b)	.06

Net increase (decrease) in net asset value from operations	1.60		1.04		1.93		2.60		(9.41)	1.34

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.19)		–0	–	(.49)		(.37)	(.34)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(3.80)	(1.38)

Total dividends and distributions	–0	–	(.19)		–0	–	(.49)		(4.17)	(1.72)

Net asset value, end of period	$19.46		$17.86		$17.01		$15.08		$12.97	$26.55

Total Return
Total investment return based on net asset value (c)	8.96	%*	6.07	%*	12.80	%*	20.35	%*	(40.69)%*	4.86%**

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$747,282		$735,514		$805,714		$837,533		$819,994	$1,758,210
Ratio to average net assets of:
Expenses	.85	%(d)	.85%		.88	%(e)	.88%		.87%	.84%
Net investment income	1.14	%(d)	1.28%		1.05	%(e)	1.33%		1.36%	1.18%
Portfolio turnover rate	40%		76%		66%		125%		184%	74%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2012 and years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.04%, 0.13%, 0.27%, 0.54% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

15

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The direc-

16

AllianceBernstein Variable Products Series Fund

tors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (January 1991 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1- and 5-year periods and lagged the Index in all other periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Large Cap Value Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

17

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$948.2	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,194 (0.01% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.60%	December 31
Class B 0.85%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$948.2	Relative Value Schedule 65 bp on first $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.280%	0.550%

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth &

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

20

AllianceBernstein Variable Products Series Fund

Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median (%)	Rank
Growth & Income Portfolio	0.550	0.702	3/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio	0.602	0.728	2/15	0.750	3/36

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year end Class A total expense ratio.

21

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $1,943,217 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $4,634,478 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.12

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as

12	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22

AllianceBernstein Variable Products Series Fund

opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 29, 2012.19

	Fund	PG Median	PU Median	PG Rank	PU Rank
Growth & Income Portfolio
1 year	9.76	0.31	1.53	1/15	1/46
3 year	23.56	23.33	23.25	5/14	18/43
5 year	0.03	0.03	–0.04	6/11	18/36
10 year	3.92	4.08	4.39	7/10	18/24

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)		10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Growth & Income Portfolio	9.76	23.56		0.03	3.92	8.74	16.55	0.20	10
Russell 1000 Value Index	2.18	25.01	–	1.08	4.75	10.14	16.67	0.25	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.30	$5.00	0.99%
Hypothetical (5% return before expenses)	$1,000	$1,019.94	$4.97	0.99%

Class B
Actual	$1,000	$1,031.00	$6.26	1.24%
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22	1.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Illumina, Inc.	$5,005,331	3.8%
NVIDIA Corp.	3,668,215	2.8
Green Dot Corp.	3,584,413	2.7
Fusion-io, Inc.	3,559,384	2.7
Amazon.com, Inc.	3,432,100	2.6
Red Hat, Inc.	3,037,720	2.3
Silicon Graphics International Corp.	2,845,967	2.2
Goldcorp, Inc.	2,688,484	2.0
Hang Lung Properties Ltd.	2,623,614	2.0
Burberry Group PLC	2,580,321	1.9

	$33,025,549	25.0%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$39,395,446	29.9%
Financials	21,952,043	16.7
Consumer Discretionary	19,002,519	14.4
Energy	14,534,652	11.1
Health Care	10,870,976	8.3
Materials	10,740,063	8.2
Industrials	9,710,837	7.4
Telecommunication Services	2,508,156	1.9
Consumer Staples	2,394,417	1.8
Options Purchased—Calls	20,000	0.0
Short-Term Investments	458,128	0.3

Total Investments	$131,587,237	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$80,966,995	61.5%
China	11,318,002	8.6
Hong Kong	10,003,564	7.6
Canada	6,083,958	4.6
United Kingdom	3,978,629	3.0
Japan	3,310,187	2.5
Luxembourg	2,184,157	1.7
Indonesia	1,996,866	1.5
South Korea	1,915,747	1.5
Mexico	1,745,499	1.3
Italy	1,696,757	1.3
Belgium	1,431,900	1.1
Israel	1,393,686	1.1
Other	3,103,162	2.4
Short-Term Investments	458,128	0.3

Total Investments	$131,587,237	100.0%

*	All data are as of June 30, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.9% or less in the following countries: Australia, Mongolia and Philippines.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%

INFORMATION TECHNOLOGY–29.8%
COMMUNICATIONS EQUIPMENT–1.9%
QUALCOMM, Inc.	45,490	$2,532,883

COMPUTERS & PERIPHERALS–7.0%
Apple, Inc.(a)	3,700	2,160,800
Fusion-io, Inc.(a)(b)	170,387	3,559,384
Silicon Graphics International Corp.(a)(b)	443,297	2,845,967
Stratasys, Inc.(a)(b)	14,330	710,052

		9,276,203

INTERNET SOFTWARE & SERVICES–9.4%
Ancestry.com, Inc.(a)(b)	11,740	323,202
Baidu, Inc. (Sponsored ADR)(a)	16,035	1,843,704
Cornerstone OnDemand, Inc.(a)(b)	59,169	1,408,814
Equinix, Inc.(a)	8,370	1,470,191
Facebook, Inc.(a)(b)	49,522	1,541,125
LinkedIn Corp.(a)	15,986	1,698,832
Rackspace Hosting, Inc.(a)	55,082	2,420,303
Yelp, Inc.(a)(b)	75,925	1,725,775

		12,431,946

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.9%
NVIDIA Corp.(a)	265,428	3,668,215
Samsung Electronics Co., Ltd.	1,345	1,424,337

		5,092,552

SOFTWARE–7.6%
Intuit, Inc.	28,640	1,699,784
NetSuite, Inc.(a)	13,730	751,992
Red Hat, Inc.(a)	53,784	3,037,720
Salesforce.com, Inc.(a)	17,790	2,459,646
ServiceNow, Inc.	23,927	588,604
Splunk, Inc.(a)(b)	54,239	1,524,116

		10,061,862

		39,395,446

FINANCIALS–16.6%
CAPITAL MARKETS–3.3%
Blackstone Group LP	159,310	2,082,182
CITIC Securities Co., Ltd.(a)(b)	1,063,300	2,261,287

		4,343,469

COMMERCIAL BANKS–2.6%
BOC Hong Kong Holdings Ltd.	679,000	2,094,699
Standard Chartered PLC	64,370	1,398,308

		3,493,007

CONSUMER FINANCE–2.7%
Green Dot Corp.(a)(b)	162,044	$3,584,413

INSURANCE–1.9%
AIA Group Ltd.	711,400	2,457,216

REAL ESTATE INVESTMENT TRUSTS (REITs)–1.1%
Weyerhaeuser Co.	64,577	1,443,942

REAL ESTATE MANAGEMENT & DEVELOPMENT–5.0%
Ciputra Development Tbk PT	17,665,500	1,234,209
Guangzhou R&F Properties Co., Ltd.(b)	1,067,200	1,429,460
Hang Lung Properties Ltd.	767,000	2,623,614
Sun Hung Kai Properties Ltd.	113,000	1,342,713

		6,629,996

		21,952,043

CONSUMER DISCRETIONARY–14.4%
AUTOMOBILES–1.0%
Tesla Motors, Inc.(a)(b)	41,012	1,283,265

DIVERSIFIED CONSUMER SERVICES–1.0%
New Oriental Education & Technology Group (ADR)(a)	56,417	1,382,217

HOTELS, RESTAURANTS & LEISURE–2.8%
Bloomberry Resorts Corp.(a)	3,334,000	752,494
Ctrip.com International Ltd. (ADR)(a)(b)	84,550	1,417,058
Galaxy Entertainment Group Ltd.(a)(b)	591,000	1,485,322

		3,654,874

HOUSEHOLD DURABLES–1.5%
iRobot Corp.(a)(b)	29,640	656,526
Rinnai Corp.	20,100	1,386,929

		2,043,455

INTERNET & CATALOG RETAIL–2.6%
Amazon.com, Inc.(a)	15,030	3,432,100

SPECIALTY RETAIL–3.5%
L’Occitane International SA	787,000	2,184,157
Zhongsheng Group Holdings Ltd.(b)	1,998,000	2,442,130

		4,626,287

TEXTILES, APPAREL & LUXURY GOODS–2.0%
Burberry Group PLC	123,930	2,580,321

		19,002,519

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–11.0%
ENERGY EQUIPMENT & SERVICES–5.1%
Halliburton Co.	59,050	$1,676,429
National Oilwell Varco, Inc.	24,770	1,596,179
Saipem SpA	38,100	1,696,757
Schlumberger Ltd.	27,630	1,793,463

		6,762,828

OIL, GAS & CONSUMABLE FUELS–5.9%
Cameco Corp.(b)	78,753	1,730,385
Denbury Resources, Inc.(a)	136,080	2,056,169
Kinder Morgan, Inc./Delaware	47,206	1,520,977
Occidental Petroleum Corp.	15,300	1,312,281
Santos Ltd.	104,600	1,152,012

		7,771,824

		14,534,652

HEALTH CARE–8.2%
BIOTECHNOLOGY–2.2%
Cepheid, Inc.(a)	33,437	1,496,306
Genomic Health, Inc.(a)	28,294	945,020
Seegene, Inc.(a)	10,740	491,410

		2,932,736

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Given Imaging Ltd.(a)	88,208	1,393,686

HEALTH CARE TECHNOLOGY–1.2%
athenahealth, Inc.(a)(b)	19,442	1,539,223

LIFE SCIENCES TOOLS & SERVICES–3.8%
Illumina, Inc.(a)(b)	123,925	5,005,331

		10,870,976

MATERIALS–8.0%
CHEMICALS–1.0%
Monsanto Co.	16,620	1,375,804

METALS & MINING–7.0%
Freeport-McMoRan Copper & Gold, Inc.	69,860	2,380,130
Goldcorp, Inc.	71,410	2,688,484
Ivanhoe Mines Ltd./CA(a)(b)	154,674	1,525,319
Mongolian Mining Corp.(a)	2,107,500	1,198,656
Umicore SA	30,970	1,431,900

		9,224,489

		10,600,293

INDUSTRIALS–7.4%
ELECTRICAL EQUIPMENT–3.7%
A123 Systems, Inc.(a)	1,218,595	1,535,430
Babcock & Wilcox Co. (The)(a)	61,105	1,497,072

Polypore International, Inc.(a)(b)	45,423	$1,834,635

		4,867,137

MACHINERY–3.7%
Cummins, Inc.	16,510	1,599,984
FANUC Corp.	11,700	1,923,258
Proto Labs, Inc.(a)(b)	45,913	1,320,458

		4,843,700

		9,710,837

TELECOMMUNICATION SERVICES–1.9%
WIRELESS TELECOMMUNICATION SERVICES–1.9%
America Movil SAB de CV (ADR)	66,980	1,745,499
Tower Bersama Infrastructure Tbk PT(a)	2,177,000	762,657

		2,508,156

CONSUMER STAPLES–1.8%
BEVERAGES–1.4%
Heckmann Corp.(a)(b)	548,009	1,852,271

FOOD PRODUCTS–0.4%
Besunyen Holdings Co., Ltd.	5,698,000	542,146

		2,394,417

Total Common Stocks (cost $137,228,366)		130,969,339

RIGHTS–0.1%

MATERIALS–0.1%
METALS & MINING–0.1%
Ivanhoe Mines Ltd./CA(a)(b) (cost $0)	154,674	139,770

	Contracts
OPTIONS PURCHASED–CALLS–0.0%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.0%
Market Vectors JR Gold Miners Expiration: Jan 2013, Exercise Price: $ 44.63(a)(c) (cost $1,626,045)	2,000	20,000

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 7/02/12 (cost $458,128)	$458	$458,128

Total Investments Before Security Lending Collateral for Securities Loaned–99.6% (cost $139,312,539)		131,587,237

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–27.6%
INVESTMENT COMPANIES–27.6%
AllianceBernstein Exchange Reserves–Class I, 0.20%(d) (cost $36,475,994)	36,475,994	$36,475,994

TOTAL INVESTMENTS–127.2% (cost $175,788,533)		168,063,231
Other assets less liabilities–(27.2)%		(35,902,626)

NET ASSETS–100.0%		$132,160,605

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank NA:
Japanese Yen settling 9/14/12	473,693	$6,050,724	$5,931,903	$(118,821)
Goldman Sachs International:
Great British Pound settling 9/14/12	7,174	11,158,153	11,233,406	75,253
Royal Bank of Canada:
Canadian Dollar settling 9/14/12	4,248	4,113,648	4,165,751	52,103
Euro settling 9/14/12	5,953	7,433,481	7,538,722	105,241
Westpac Banking Corp.:
Australian Dollar settling 9/14/12	3,715	3,650,062	3,776,752	126,690

				$240,466

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $139,312,539)	$131,587,237 (a)
Affiliated issuers (cost $36,475,994—including investment of cash collateral for securities loaned of $36,475,994)	36,475,994
Foreign currencies, at value (cost $241,086)	243,424
Receivable for investment securities sold and foreign currency transactions	2,036,829
Unrealized appreciation of forward currency exchange contracts	359,287
Dividends and interest receivable	214,366
Receivable for capital stock sold	99,281

Total assets	171,016,418

LIABILITIES
Payable for collateral received on securities loaned	36,475,994
Payable for investment securities purchased and foreign currency transactions	1,955,400
Unrealized depreciation of forward currency exchange contracts	118,821
Advisory fee payable	81,642
Payable for capital stock redeemed	64,507
Distribution fee payable	18,933
Administrative fee payable	16,546
Transfer Agent fee payable	170
Accrued expenses	123,800

Total liabilities	38,855,813

NET ASSETS	$132,160,605

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,768
Additional paid-in capital	206,781,002
Distributions in excess of net investment income	(589,363)
Accumulated net realized loss on investment and foreign currency transactions	(66,558,600)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(7,481,202)

$132,160,605

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$40,215,306	2,619,198	$15.35
B	$91,945,299	6,149,111	$14.95

(a)	Includes securities on loan with a value of $36,243,715 (see Note E).

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $35,766)	$737,873
Affiliated issuers	30,655
Interest	49
Securities lending income	473,192

	1,241,769

EXPENSES
Advisory fee (see Note B)	547,857
Distribution fee—Class B	127,178
Transfer agency—Class A	861
Transfer agency—Class B	1,975
Custodian	66,756
Audit	35,085
Administrative	27,334
Printing	18,824
Legal	15,372
Directors’ fees	1,963
Miscellaneous	6,686

Total expenses	849,891

Net investment income	391,878

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(6,935,651	)(a)
Foreign currency transactions	(858,664)
Net change in unrealized appreciation/depreciation of:
Investments	11,381,115	(b)
Foreign currency denominated assets and liabilities	567,135

Net gain on investment and foreign currency transactions	4,153,935

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,545,813

(a)	Net of foreign capital gains taxes of $85,823.

(b)	Net of decrease in accrued foreign capital gains taxes of $27,316.

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$391,878		$(124,157)
Net realized gain (loss) on investment and foreign currency transactions	(7,794,315)		13,521,716
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,948,250		(59,060,629)

Net increase (decrease) in net assets from operations	4,545,813		(45,663,070)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(340,972)
Class B	–0	–	(451,814)
CAPITAL STOCK TRANSACTIONS
Net decrease	(13,563,073)		(20,317,543)

Total decrease	(9,017,260)		(66,773,399)
NET ASSETS
Beginning of period	141,177,865		207,951,264

End of period (including distribution in excess of net investment income of ($589,363) and ($981,241), respectively)	$132,160,605		$141,177,865

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks^:
Information Technology	$37,971,109		$1,424,337		$–0	–	$39,395,446
Financials	7,110,537		14,841,506		–0	–	21,952,043
Consumer Discretionary	8,923,660		10,078,859		–0	–	19,002,519
Energy	11,685,883		2,848,769		–0	–	14,534,652
Health Care	10,379,566		491,410		–0	–	10,870,976
Materials	7,969,737		2,630,556		–0	–	10,600,293
Industrials	7,787,579		1,923,258		–0	–	9,710,837
Telecommunication Services	1,745,499		762,657		–0	–	2,508,156
Consumer Staples	1,852,271		542,146		–0	–	2,394,417
Rights	139,770		–0	–	–0	–	139,770
Options Purchased—Calls	–0	–	20,000		–0	–	20,000
Short-Term Investments	–0	–	458,128		–0	–	458,128
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	36,475,994		–0	–	–0	–	36,475,994

Total Investments in Securities	132,041,605		36,021,626	+	–0	–	168,063,231
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	359,287		–0	–	359,287
Liabilities:
Forward Currency Exchange Contracts	–0	–	(118,821)		–0	–	(118,821)

Total	$132,041,605		$36,262,092		$–0	–	$168,303,697

^	An amount of $2,097,693 was transferred from Level 1 into Level 2 due to insufficient observable inputs.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $27,334.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $257,600, of which $0 and $4,377, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$126,890,197		$140,525,615
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$9,667,222
Gross unrealized depreciation	(17,392,524)

Net unrealized depreciation	$(7,725,302)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2012, the Portfolio had no transactions in written options.

During the six months ended June 30, 2012, the Portfolio held purchased options for non-hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $118,821. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $118,821 would be required to be posted by the Portfolio.

At June 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$359,287	Unrealized depreciation of forward currency exchange contracts	$118,821
Equity contracts	Investments in securities, at value	20,000

Total		$379,287		$118,821

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AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(841,276)	$562,079
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,121,132)	946,812

Total		$(1,962,408)	$1,508,891

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $35,804,496 and the average monthly cost of purchased options contracts was $1,786,207.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $36,243,715 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $36,475,994. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $473,192 and $30,655 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$18,391	$77,557	$59,472	$36,476	$31

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	166,977		221,658	$2,811,917		$4,110,058
Shares issued in reinvestment of dividends	–0	–	17,100	–0	–	340,972
Shares redeemed	(377,864)		(813,664)	(6,217,150)		(14,568,319)

Net decrease	(210,887)		(574,906)	$(3,405,233)		$(10,117,289)

Class B
Shares sold	530,424		1,166,143	$8,612,425		$21,089,035
Shares issued in reinvestment of dividends	–0	–	23,194	–0	–	451,814
Shares redeemed	(1,213,211)		(1,815,049)	(18,770,265)		(31,741,103)

Net decrease	(682,787)		(625,712)	$(10,157,840)		$(10,200,254)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

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AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$792,786	$3,957,099

Total taxable distributions	$792,786	$3,957,099

Total distributions paid	$792,786	$3,957,099

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(51,870,113	)(a)
Unrealized appreciation/(depreciation)	(27,304,865	)(b)

Total accumulated earnings/(deficit)	$(79,174,978)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $47,113,959. During the fiscal year, the Portfolio utilized $22,869,672 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $3,453,673 and a qualified late-year loss deferral of $1,302,481. These losses are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $47,113,959 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$28,313,399	n/a	2016
18,800,560	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.87	$19.47	$16.73	$10.90	$20.71	$17.23

Income From Investment Operations
Net investment income (loss) (a)	.06	.02	.12	.07	.00	(b)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	(4.52)	2.98	5.76	(9.81)	3.51
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.48	(4.50)	3.10	5.83	(9.81)	3.48

Less: Dividends
Dividends from net investment income	–0	–	(.10)	(.36)	–0	–	–0	–	–0	–

Net asset value, end of period	$15.35	$14.87	$19.47	$16.73	$10.90	$20.71

Total Return
Total investment return based on net asset value (c)	3.23	%*	(23.23	)%*	18.93	%*	53.49	%*†	(47.37	)%*	20.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,216	$42,094	$66,302	$65,358	$39,933	$93,919
Ratio to average net assets of:
Expenses	.99	%(d)	.94%	.99	%(e)	1.00%	.93%	.93%
Net investment income (loss)	.71	%(d)	.10%	.69	%(e)	.52%	.00	%(f)	(.15)%
Portfolio turnover rate	88%	163%	117%	215%	141%	132%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.50	$18.99	$16.34	$10.67	$20.31	$16.94

Income From Investment Operations
Net investment income (loss) (a)	.04	(.03)	.07	.04	(.04)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(4.40)	2.90	5.63	(9.60)	3.44
Contributions from Adviser	–0	–	–0	–	–0	–	.00	(b)	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.45	(4.43)	2.97	5.67	(9.64)	3.37

Less: Dividends
Dividends from net investment income	–0	–	(.06)	(.32)	–0	–	–0	–	–0	–

Net asset value, end of period	$14.95	$14.50	$18.99	$16.34	$10.67	$20.31

Total Return
Total investment return based on net asset value (c)	3.10	%*	(23.41	)%*	18.58	%*	53.14	%*†	(47.46	)%*	19.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,945	$99,084	$141,649	$141,536	$84,880	$191,474
Ratio to average net assets of:
Expenses	1.24	%(d)	1.19%	1.24	%(e)	1.25%	1.18%	1.17%
Net investment income (loss)	.46	%(d)	(.14)%	.44	%(e)	.27%	(.24)%	(.40)%
Portfolio turnover rate	88%	163%	117%	215%	141%	132%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2012 and years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.05%, 0.04%, 0.04%, 0.15% and 0.03%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
(FORMERLY NAMED ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO)
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

20

AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (the “MSCI AC World Index”) and the MSCI World Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the MSCI World Index) the since inception period (January 1996 inception). The directors noted that the Portfolio was 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-, 3- and 10-year periods, and 2nd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 5-year period. The directors noted the small number of other funds in the Performance Group. The Portfolio outperformed the indices in the 5-year period and lagged the indices in all other periods. The directors noted that all reference points showed negative results in the 1-year period. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Global Growth Funds Average and the indices. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Index, and a name change to AllianceBernstein Global Thematic Growth Portfolio from AllianceBernstein Global Technology Portfolio effective May 1, 2009. As a result, the directors gave less weight to the Portfolio’s investment performance prior to May 2009. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund

21

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(FORMERLY NAMED ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO)
(continued)	AllianceBernstein Variable Products Series Fund

except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was essentially the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

22

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Prior to May 1, 2009, the Portfolio was known as AllianceBernstein Global Technology Portfolio. In addition, the Portfolio’s non-fundamental policy was changed on May 1, 2009 to allow the Portfolio to pursue a broader mandate across multiple sectors worldwide.

4	Jones v. Harris at 1427.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$157.2	Global Thematic Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,179 (0.03% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 0.94%	December 31
Class B 1.19%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:6

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

24

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$157.2	Global Thematic Research Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.527%	0.750%

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[8]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[9]
Thematic Research Growth Portfolio
Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Portfolio.12

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Portfolio	0.750	0.797	4/10

Because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Portfolio	0.937	0.948	5/10	0.898	19/30

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Portfolio’s EG includes the Portfolio, two other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and seven VIP Global Core funds (“GLCE”).

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $321,442 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $1,011,881 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2011.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

	Fund	PG Median	PU Median	PG Rank	PU Rank
Global Thematic Growth Portfolio[25]
1 year	–13.09	–0.41	–3.32	3/3	11/11
3 year	22.07	24.54	24.66	3/3	9/10
5 year	0.94	0.94	0.94	2/3	5/9
10 year	1.88	6.28	6.60	3/3	8/8

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

23	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

28

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[29]	–13.09	22.07	0.94	1.88	4.56	23.46	0.12	10
MSCI AC World Index	–1.49	23.71	0.07	5.72	N/A	17.50	0.30	10
MSCI World (Net) Index[30]	–1.69	22.66	-0.59	5.04	5.32	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

29	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

30	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,027.10	$3.53	0.70%
Hypothetical (5% return before expenses)	$1,000	$1,021.38	$3.52	0.70%

Class B
Actual	$1,000	$1,026.60	$4.79	0.95%
Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.77	0.95%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$34,868,165	28.6%
Mortgage Pass-Throughs	31,729,597	26.0
Governments—Treasuries	17,715,890	14.5
Asset-Backed Securities	10,929,327	9.0
Commercial Mortgage-Backed Securities	9,401,859	7.7
Agencies	7,106,515	5.8
Quasi-Sovereigns	1,908,586	1.6
Corporates—Non-Investment Grades	1,427,838	1.2
Governments—Sovereign Bonds	763,448	0.6
Inflation-Linked Securities	730,721	0.6
Collateralized Mortgage Obligations	532,873	0.4
Local Governments—Municipal Bonds	523,600	0.4
Preferred Stocks	273,162	0.2
Other**	84,437	0.1
Short-Term Investments	3,978,313	3.3

Total Investments	$121,974,331	100.0%

*	The Portfolio’s security type is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.1% weightings in the following security types: Common Stocks, Governments—Sovereign Agencies and Warrants.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADES–29.6%
INDUSTRIAL–14.3%
BASIC–1.5%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	180	$179,239
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		250	256,932
ArcelorMittal 6.125%, 6/01/18		280	283,905
Dow Chemical Co. (The) 4.125%, 11/15/21		85	91,171
5.25%, 11/15/41		80	88,435
7.60%, 5/15/14		81	90,166
8.55%, 5/15/19		143	190,201
Eastman Chemical Co. 2.40%, 6/01/17		80	80,848
3.60%, 8/15/22		86	87,714
International Paper Co. 7.95%, 6/15/18		196	246,985
Teck Resources Ltd. 4.75%, 1/15/22		134	143,984

			1,739,580

CAPITAL GOODS–0.6%
ADT Corp. (The) 3.50%, 7/15/22(a)		68	68,228
Embraer SA 5.15%, 6/15/22		82	84,173
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		41	42,986
Owens Corning 6.50%, 12/01/16		160	177,907
Republic Services, Inc. 5.25%, 11/15/21		150	172,213
5.50%, 9/15/19		160	185,144

			730,651

COMMUNICATIONS–MEDIA–3.0%
CBS Corp. 3.375%, 3/01/22		251	250,070
5.75%, 4/15/20		83	96,535
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		280	407,601
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.50%, 3/01/16		95	100,200
3.80%, 3/15/22		165	166,863
4.75%, 10/01/14		160	171,749
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		305	323,300
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		32	32,487

News America, Inc. 4.50%, 2/15/21	U.S.$	300	$328,906
Omnicom Group, Inc. 3.625%, 5/01/22		103	104,658
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		250	317,165
TCI Communications, Inc. 7.875%, 2/15/26		115	155,022
Time Warner Entertainment Co. LP 8.375%, 3/15/23		371	502,540
Virgin Media Secured Finance PLC 5.25%, 1/15/21		200	221,567
WPP Finance UK 8.00%, 9/15/14		315	355,250

			3,533,913

COMMUNICATIONS–TELECOMMUNICATIONS–1.5%
American Tower Corp. 5.05%, 9/01/20		340	357,128
AT&T Corp. 8.00%, 11/15/31		20	29,632
AT&T, Inc. 4.45%, 5/15/21		177	200,366
British Telecommunications PLC 2.00%, 6/22/15		215	217,954
5.95%, 1/15/18		106	124,167
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		320	304,014
Telecom Italia Capital SA 6.175%, 6/18/14		355	357,663
6.375%, 11/15/33		40	31,400
Telefonica Emisiones SAU 5.462%, 2/16/21		120	104,495
United States Cellular Corp. 6.70%, 12/15/33		80	82,708

			1,809,527

CONSUMER CYCLICAL–AUTOMOTIVE–0.5%
Ford Motor Credit Co. LLC 3.00%, 6/12/17		240	238,678
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		300	324,863

			563,541

CONSUMER CYCLICAL–ENTERTAINMENT–0.8%
Time Warner, Inc. 7.625%, 4/15/31		390	503,740
Viacom, Inc. 5.625%, 9/15/19		375	442,242

			945,982

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CONSUMER CYCLICAL–OTHER–0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	372	$382,182

CONSUMER CYCLICAL–RETAILERS–0.4%
CVS Caremark Corp. 6.60%, 3/15/19		180	224,470
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		290	304,898

			529,368

CONSUMER NON-CYCLICAL–1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		290	360,543
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		206	220,131
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		350	366,632
Delhaize Group SA 5.875%, 2/01/14		105	110,568
Whirlpool Corp. 8.60%, 5/01/14		55	61,234

			1,119,108

ENERGY–2.6%
Anadarko Petroleum Corp.
5.95%, 9/15/16		227	257,595
6.45%, 9/15/36		124	143,360
ConocoPhillips Holding Co. 6.95%, 4/15/29		155	212,636
Encana Corp. 3.90%, 11/15/21		375	370,927
Marathon Petroleum Corp. 3.50%, 3/01/16		50	52,412
5.125%, 3/01/21		209	233,998
Nabors Industries, Inc. 9.25%, 1/15/19		254	329,773
Noble Energy, Inc. 8.25%, 3/01/19		316	403,976
Noble Holding International Ltd. 4.90%, 8/01/20		32	34,751
Phillips 66 4.30%, 4/01/22(a)		320	336,897
Southwestern Energy Co. 4.10%, 3/15/22(a)		88	89,191
Valero Energy Corp. 6.125%, 2/01/20		177	204,357
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		95	101,987
6.00%, 3/15/18		12	13,681
9.625%, 3/01/19		190	247,616

			3,033,157

OTHER INDUSTRIAL–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)	U.S.$	335	$323,275

TECHNOLOGY–0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		64	72,486
Hewlett-Packard Co. 4.65%, 12/09/21		162	169,809
Intel Corp. 4.80%, 10/01/41		60	68,714
Motorola Solutions, Inc. 7.50%, 5/15/25		25	30,901
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		300	300,830
Xerox Corp. 8.25%, 5/15/14		375	418,136

			1,060,876

TRANSPORTATION–AIRLINES–0.3%
Southwest Airlines Co. 5.25%, 10/01/14		210	227,289
5.75%, 12/15/16		75	86,657

			313,946

TRANSPORTATION–SERVICES–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		310	308,524
Con-way, Inc. 6.70%, 5/01/34		138	137,091
Ryder System, Inc. 5.85%, 11/01/16		116	131,715
7.20%, 9/01/15		108	123,645

			700,975

			16,786,081

FINANCIAL INSTITUTIONS–11.0%
BANKING–7.1%
Bank of America Corp.
3.875%, 3/22/17		80	81,496
5.875%, 2/07/42		298	326,423
Series L 5.65%, 5/01/18		545	582,765
Barclays Bank PLC 5.125%, 1/08/20		230	249,588
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14		450	486,940
Citigroup, Inc.
4.50%, 1/14/22		85	87,793
8.50%, 5/22/19		340	419,911
Compass Bank 5.50%, 4/01/20		250	236,262
DNB Bank ASA 3.20%, 4/03/17(a)		310	313,540
Fifth Third Bancorp 3.50%, 3/15/22		121	122,279
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		88	89,392
5.75%, 1/24/22		310	327,237

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

6.00%, 6/15/20	U.S.$	395	$421,690
7.50%, 2/15/19		95	108,338
HSBC Holdings PLC 4.00%, 3/30/22		320	332,287
5.10%, 4/05/21		194	216,591
JPMorgan Chase & Co.
4.40%, 7/22/20		305	321,693
4.50%, 1/24/22		210	226,216
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		82	83,517
Macquarie Group Ltd. 4.875%, 8/10/17(a)		342	342,810
Morgan Stanley 5.50%, 7/24/20–7/28/21		373	365,847
6.625%, 4/01/18		295	308,443
National Capital Trust II 5.486%, 3/23/15(a)		122	113,363
National Westminster Bank PLC 6.50%, 9/07/21	GBP	50	66,126
Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	330	355,982
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		240	266,620
Santander US Debt SAU 2.991%, 10/07/13(a)		400	384,624
Societe Generale SA 2.50%, 1/15/14(a)		205	201,360
Standard Chartered PLC 6.409%, 1/30/17(a)		100	95,000
UFJ Finance Aruba AEC 6.75%, 7/15/13		240	253,083
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		190	155,565
Wachovia Corp. 5.50%, 5/01/13		410	426,022

			8,368,803

FINANCE–0.5%
General Electric Capital Corp. 4.65%, 10/17/21		127	141,037
SLM Corp. 7.25%, 1/25/22		145	153,337
Series A 5.375%, 5/15/14		248	256,671

			551,045

INSURANCE–2.4%
Allstate Corp. (The) 6.125%, 5/15/37		237	233,445
American International Group, Inc. 6.40%, 12/15/20		215	243,267
Coventry Health Care, Inc. 6.30%, 8/15/14		280	304,359
Genworth Financial, Inc. 6.515%, 5/22/18		158	151,409
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		164	213,976

Hartford Financial Services Group, Inc. 4.00%, 3/30/15	U.S.$	85	$89,145
5.50%, 3/30/20		200	208,811
Humana, Inc. 6.30%, 8/01/18		50	58,129
7.20%, 6/15/18		85	102,144
Lincoln National Corp. 8.75%, 7/01/19		113	142,298
Markel Corp. 7.125%, 9/30/19		200	232,637
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		110	157,616
MetLife, Inc. 7.717%, 2/15/19		109	138,049
10.75%, 8/01/39		140	195,650
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		225	296,027
XL Group PLC 5.25%, 9/15/14		110	115,870

			2,882,832

OTHER FINANCE–0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	157,636
ORIX Corp. 4.71%, 4/27/15		312	325,337

			482,973

REITS–0.6%
HCP, Inc. 5.375%, 2/01/21		327	361,598
Health Care REIT, Inc. 5.25%, 1/15/22		325	344,748

			706,346

			12,991,999

UTILITY–3.6%
ELECTRIC–1.6%
Constellation Energy Group, Inc. 5.15%, 12/01/20		150	166,041
FirstEnergy Corp. Series C 7.375%, 11/15/31		310	389,134
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		260	325,324
Nisource Finance Corp. 6.80%, 1/15/19		340	407,600
Pacific Gas & Electric Co. 4.50%, 12/15/41		125	132,240
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		235	244,845
TECO Finance, Inc. 4.00%, 3/15/16		95	101,658
5.15%, 3/15/20		120	137,161

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Union Electric Co. 6.70%, 2/01/19		U.S.$	45	$56,668

				1,960,671

NATURAL GAS–2.0%
DCP Midstream LLC 5.35%, 3/15/20			108	117,867
Energy Transfer Partners LP
6.70%, 7/01/18			24	27,529
7.50%, 7/01/38			336	378,940
Enterprise Products Operating LLC 5.20%, 9/01/20			55	62,924
EQT Corp. 8.125%, 6/01/19			205	245,849
Kinder Morgan Energy Partners LP
3.95%, 9/01/22			321	325,209
4.15%, 3/01/22			89	91,494
ONEOK, Inc. 4.25%, 2/01/22			310	324,650
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)			305	312,029
TransCanada PipeLines Ltd. 6.35%, 5/15/67			235	241,992
Williams Partners LP 5.25%, 3/15/20			173	194,375

				2,322,858

				4,283,529

NON CORPORATE SECTORS–0.7%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.7%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)			340	368,883
Petrobras International Finance Co.–Pifco 5.75%, 1/20/20			275	300,817
VTB Bank OJSC Via VTB Capital SA 6.609%, 10/31/12(a)			135	136,856

				806,556

Total Corporates–Investment Grades (cost $32,340,804)				34,868,165

MORTGAGE PASS-THROUGHS–26.9%
AGENCY FIXED RATE 30-YEAR–22.5%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39			2,798	2,989,329
Series 2005 5.50%, 1/01/35			3,131	3,419,617
Series 2007 5.50%, 7/01/35			121	132,676

Federal National Mortgage Association 3.50%, TBA	U.S.$		1,700	$1,786,859
3.50%, 12/01/41			1,737	1,826,437
4.00%, 1/01/41–12/01/41			4,691	4,997,487
4.50%, TBA			1,105	1,185,285
5.50%, 5/01/38–6/01/38			1,602	1,743,083
6.00%, 5/01/31–7/01/39			1,775	1,948,673
Series 2002 7.00%, 3/01/32			18	20,584
Series 2003 5.00%, 11/01/33			121	131,537
5.50%, 4/01/33–7/01/33			424	466,865
Series 2004 5.50%, 4/01/34–11/01/34			385	423,259
6.00%, 9/01/34			215	238,781
Series 2005 4.50%, 8/01/35			362	388,737
5.00%, 10/01/35			970	1,050,192
5.50%, 2/01/35			469	516,697
Series 2006 5.00%, 2/01/36			195	211,288
Series 2007 4.50%, 9/01/35–8/01/37			496	532,238
5.00%, 7/01/36			146	158,029
Series 2008 6.00%, 3/01/37			1,562	1,724,177
Series 2010 6.00%, 2/01/40–4/01/40			552	605,604
Government National Mortgage Association Series 1994 9.00%, 9/15/24			2	1,901

				26,499,335

AGENCY FIXED RATE 15-YEAR–3.7%
Federal National Mortgage Association 3.00%, TBA			1,240	1,299,094
4.50%, TBA			915	980,623
4.50%, 6/01/26			2,012	2,154,445

				4,434,162

AGENCY ARMs–0.7%
Federal Home Loan Mortgage Corp. 5.143%, 11/01/35(c)			274	287,329
Federal National Mortgage Association Series 2003 2.78%, 12/01/33(d)			180	193,100
Series 2007 2.336%, 3/01/34(d)			300	315,671

				796,100

Total Mortgage Pass-Throughs (cost $30,530,187)				31,729,597

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

GOVERNMENTS–TREASURIES–15.0%
UNITED STATES–15.0%
U.S. Treasury Bonds 3.00%, 5/15/42	U.S.$		555	$581,276
4.50%, 2/15/36			1,315	1,766,209
4.625%, 2/15/40			2,935	4,059,930
U.S. Treasury Notes 0.875%, 11/30/16			1,340	1,353,296
1.00%, 8/31/16			9,305	9,451,116
1.75%, 5/15/22			500	504,063

Total Governments–Treasuries (cost $16,392,936)				17,715,890

ASSET-BACKED SECURITIES–9.3%
AUTOS–FIXED RATE–4.3%
Ally Auto Receivables Trust Series 2012-1, Class A2 0.71%, 9/15/14			387	387,173
Ally Master Owner Trust Series 2010-3, Class A 2.88%, 4/15/15(a)			340	344,875
AmeriCredit Automobile Receivables Trust 0.96%, 1/09/17			355	354,958
Series 2011-5, Class A2 1.19%, 8/08/15			156	156,462
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			245	244,863
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16			176	175,402
Series 2012-1, Class A3 0.89%, 9/15/16			160	160,121
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(a)			224	224,439
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)		CAD	521	513,288
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$		463	463,457
Mercedes-Benz Auto Lease Trust Series 2012-A, Class A2 0.66%, 4/15/14			388	388,034
Navistar Financial Corp. Owner Trust 0.85%, 3/18/15(a)			356	355,990
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14			285	285,099

Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)	U.S.$		455	$455,698
Santander Drive Auto Receivables Trust 1.06%, 8/17/15			221	220,986
Series 2012-3, Class A3 1.08%, 4/15/16			325	325,070

				5,055,915

AUTOS–FLOATING RATE–1.8%
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.942%, 2/15/17(a)(c)			430	443,003
Series 2012-1, Class A 0.712%, 1/15/16(c)			643	644,938
GE Dealer Floorplan Master Note Trust Series 2012-2, Class A 0.994%, 4/22/19(c)			485	485,000
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.712%, 5/15/17(c)			556	557,427

				2,130,368

CREDIT CARDS–FLOATING RATE–1.7%
American Express Credit Account Master Trust Series 2011-1, Class A 0.412%, 4/17/17(c)			735	735,848
Discover Card Master Trust Series 2009-A2, Class A 1.542%, 2/17/15(c)			185	185,244
Series 2010-A1, Class A1 0.892%, 9/15/15(c)			166	166,662
GE Capital Credit Card Master Note Trust 0.543%, 6/15/18(c)			300	300,001
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.942%, 2/15/17(a)(c)			320	320,168
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.813%, 3/18/14(a)(c)			335	335,229

				2,043,152

OTHER ABS–FIXED RATE–0.7%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15			247	248,160
Series 2012-A, Class A3 0.94%, 5/15/17			241	241,900

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15	U.S.$	155	$155,740
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		202	201,991

			847,791

CREDIT CARDS–FIXED RATE–0.5%
Discover Card Master Trust 0.86%, 11/15/17		300	300,348
Series 2012-A1, Class A1 0.81%, 8/15/17		224	224,552

			524,900

HOME EQUITY LOANS–FIXED RATE–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.37%, 12/25/32		66	57,962
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		62	56,342
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		146	132,516

			246,820

HOME EQUITY LOANS–FLOATING RATE–0.1%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.504%, 1/20/35(c)		87	79,523
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.605%, 3/25/37(c)(e)		113	858

			80,381

Total Asset-Backed Securities (cost $11,077,700)			10,929,327

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.0%
NON-AGENCY FIXED RATE CMBS–7.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		455	503,519
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.417%, 4/10/37		235	164,490
Series 2007-GG9, Class A4 5.444%, 3/10/39		585	648,958
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		300	321,348

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	U.S.$	545	$607,680
Series 2007-LD11, Class A4 6.009%, 6/15/49		550	603,792
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		265	273,644
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.447%, 6/15/29		830	883,138
Series 2006-C1, Class A4 5.156%, 2/15/31		1,240	1,381,320
Series 2007-C2, Class A3 5.43%, 2/15/40		555	619,527
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		291	294,838
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A2 5.291%, 7/12/46		653	666,564
Series 2006-4, Class AM 5.204%, 12/12/49		285	281,956
Series 2007-9, Class A4 5.70%, 9/12/49		1,105	1,213,221
UBS Brclays Commercial Mortgage Trust 3.525%, 6/10/22		327	324,353

			8,788,348

NON-AGENCY FLOATING RATE CMBS–0.5%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.007%, 5/15/46		555	613,511

Total Commercial Mortgage-Backed Securities (cost $8,739,324)			9,401,859

AGENCIES–6.0%
AGENCY DEBENTURES–4.6%
Federal National Mortgage Association 6.25%, 5/15/29		1,670	2,404,863
6.625%, 11/15/30		80	121,372
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		3,365	2,932,116

			5,458,351

AGENCY SUBORDINATED–1.4%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		1,606	1,648,164

Total Agencies (cost $6,375,640)			7,106,515

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

QUASI-SOVEREIGNS–1.6%
QUASI-SOVEREIGN BONDS–1.6%
INDONESIA–0.3%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)	U.S.$		360	$376,200

KAZAKHSTAN–0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)			212	240,620

MALAYSIA–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)			420	482,642

MEXICO–0.1%
Petroleos Mexicanos 5.50%, 6/27/44(a)			116	118,610

SOUTH KOREA–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)			310	316,114

UNITED ARAB EMIRATES–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)			360	374,400

Total Quasi-Sovereigns (cost $1,771,663)				1,908,586

CORPORATES–NON-INVESTMENT GRADES–1.2%
INDUSTRIAL–0.9%
BASIC–0.2%
LyondellBasell Industries NV 5.75%, 4/15/24(a)			200	212,294

CAPITAL GOODS–0.3%
Ball Corp. 5.00%, 3/15/22			195	202,800
BE Aerospace, Inc. 5.25%, 4/01/22			190	195,700

				398,500

CONSUMER CYCLICAL–ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(e)(f)(g)			55	0

CONSUMER CYCLICAL–OTHER–0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22(a)			125	128,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)			190	188,575

				316,700

CONSUMER CYCLICAL–RETAILERS–0.0%
Dollar General Corp. 4.125%, 7/15/17			50	50,687

CONSUMER NON-CYCLICAL–0.0%
Voyager Learning Exchange 8.375%, 12/01/14(e)(g)(h)			70	0

ENERGY–0.1%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$		93	$96,604

				1,074,785

FINANCIAL INSTITUTIONS–0.2%
BANKING–0.2%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	125	104,404
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		U.S.$	175	147,000

				251,404

UTILITY–0.1%
ELECTRIC–0.1%
CMS Energy Corp. 5.05%, 3/15/22			98	101,649

Total Corporates–Non-Investment Grades (cost $1,245,315)				1,427,838

GOVERNMENTS–SOVEREIGN BONDS–0.7%
INDONESIA–0.3%
Indonesia Government International Bond 5.25%, 1/17/42(a)			350	366,188

QATAR–0.4%
State of Qatar 4.50%, 1/20/22(a)			360	397,260

Total Governments–Sovereign Bonds (cost $699,954)				763,448

INFLATION-LINKED SECURITIES–0.6%
UNITED STATES–0.6%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $732,282)			730	730,721

COLLATERALIZED MORTGAGE OBLIGATIONS–0.5%
NON-AGENCY FIXED RATE–0.3%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.771%, 5/25/35			169	147,695
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.959%, 7/25/36			304	156,117

				303,812

NON-AGENCY FLOATING RATE–0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.147%, 12/25/35(c)			83	46,215

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.858%, 2/25/47(c)	U.S.$	256	$148,093

			194,308

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.805%, 5/28/35		50	34,753

Total Collateralized Mortgage Obligations (cost $862,540)			532,873

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.5%
UNITED STATES–0.5%
California GO 7.625%, 3/01/40 (cost $413,406)		405	523,600

	Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
FINANCE–0.1%
Citigroup Capital XII 8.50%		7,000	175,875

REITS–0.1%
Sovereign Real Estate Investment Trust 12.00%(a)		93	97,287

Total Preferred Stocks (cost $262,658)			273,162

GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17 (cost $71,309)	U.S.$	70	$81,977

	Shares
COMMON STOCKS–0.0%
Greektown Superholdings, Inc.(e)(f)(g) (cost $4)		41	2,460

WARRANTS–0.0%
Talon Equity Co., expiring 11/15/24(e)(f)(g) (cost $0)		47	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.4%
TIME DEPOSIT–3.4%
State Street Time Deposit 0.01%, 7/02/12 (cost $3,978,313)	U.S.$	3,978	3,978,313

TOTAL INVESTMENTS–103.6% (cost $115,494,035)			121,974,331
Other assets less liabilities–(3.6)%			(4,186,328)

NET ASSETS–100.0%			$117,788,003

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	13	September 2012	$2,863,525	$2,862,437	$1,088

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale: Norwegian Krone settling 7/12/12	7,057	$1,179,027	$1,185,945	$6,918
Royal Bank of Scotland PLC: Mexican Peso settling 7/26/12	16,068	1,140,934	1,201,843	60,909

10

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Royal Bank of Canada: Canadian Dollar settling 8/10/12	521	$507,928	$511,293	$(3,365)
Royal Bank of Scotland PLC: Euro settling 8/03/12	1,008	1,275,388	1,276,103	(715)
State Street Bank & Trust Co.: Great British Pound settling 8/03/12	59	91,956	91,738	218

				$63,965

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,390	1/30/17	1.059%	3 Month LIBOR	$(14,820)
JPMorgan Chase Bank, NA	1,520	2/7/22	2.043%	3 Month LIBOR	(52,135)

					$(66,955)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate market value of these securities amounted to $13,335,179 or 11.3% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2012.

(c)	Floating Rate Security. Stated interest rate was in effect at June 30, 2012.

(d)	Variable rate coupon, rate shown as of June 30, 2012.

(e)	Illiquid security.

(f)	Non-income producing security.

(g)	Fair valued.

(h)	Security is in default and is non-income producing.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

11

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $115,494,035)	$121,974,331
Cash	3,575	(a)
Receivable for investment securities sold	1,680,213
Interest and dividends receivable	872,883
Unrealized appreciation of forward currency exchange contracts	68,045
Receivable for capital stock sold	27,413
Receivable for variation margin on futures contracts	406

Total assets	124,626,866

LIABILITIES
Payable for investment securities purchased	6,424,165
Payable for capital stock redeemed	199,042
Unrealized depreciation on interest rate swap contracts	66,955
Advisory fee payable	45,313
Administrative fee payable	19,952
Distribution fee payable	6,685
Unrealized depreciation of forward currency exchange contracts	4,080
Transfer Agent fee payable	161
Accrued expenses	72,510

Total liabilities	6,838,863

NET ASSETS	$117,788,003

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,170
Additional paid-in capital	99,228,034
Undistributed net investment income	6,798,914
Accumulated net realized gain on investment and foreign currency transactions	5,187,750
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,564,135

	$117,788,003

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$86,466,035	6,711,490	$12.88
B	$31,321,968	2,458,667	$12.74

(a)	An amount of $3,575 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2012.

See notes to financial statements.

12

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,147,960
Dividends	13,018

2,160,978

EXPENSES
Advisory fee (see Note B)	283,018
Distribution fee—Class B	40,327
Transfer agency—Class A	1,113
Transfer agency—Class B	386
Custodian	69,930
Administrative	30,509
Audit	24,156
Legal	15,061
Printing	8,858
Directors’ fees	1,977
Miscellaneous	5,732

Total expenses	481,067

Net investment income	1,679,911

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,169,288
Futures contracts	13,438
Swap contracts	(269,394)
Foreign currency transactions	(198,583)
Net change in unrealized appreciation/depreciation of:
Investments	125,787
Futures contracts	3,459
Swap contracts	41,994
Foreign currency denominated assets and liabilities and other assets	(178,861)

Net gain on investment and foreign currency transactions	1,707,128

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,387,039

See notes to financial statements.

13

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,679,911		$4,962,166
Net realized gain on investment and foreign currency transactions	1,714,749		4,100,096
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(7,621)		277,835

Net increase in net assets from operations	3,387,039		9,340,097
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(5,325,732)
Class B	–0	–	(1,547,372)
Net realized gain on investment transactions
Class A	–0	–	(406,275)
Class B	–0	–	(125,758)
CAPITAL STOCK TRANSACTIONS
Net decrease	(25,600,521)		(20,557,001)

Total decrease	(22,213,482)		(18,622,041)
NET ASSETS
Beginning of period	140,001,485		158,623,526

End of period (including undistributed net investment income of $6,798,914 and $5,119,003, respectively)	$117,788,003		$140,001,485

See notes to financial statements.

14

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

15

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grades	$68,228		$34,799,937		$–0	–	$34,868,165
Mortgage Pass-Throughs	–0	–	31,729,597		–0	–	31,729,597
Governments—Treasuries	–0	–	17,715,890		–0	–	17,715,890
Asset-Backed Securities	–0	–	9,269,335		1,659,992		10,929,327
Commercial Mortgage-Backed Securities	–0	–	5,905,362		3,496,497		9,401,859
Agencies	–0	–	7,106,515		–0	–	7,106,515
Quasi-Sovereigns	–0	–	1,908,586		–0	–	1,908,586
Corporates—Non-Investment Grades	–0	–	1,427,838		–0	–^	1,427,838
Governments—Sovereign Bonds	–0	–	763,448		–0	–	763,448
Inflation-Linked Securities	–0	–	730,721		–0	–	730,721
Collateralized Mortgage Obligations	–0	–	–0	–	532,873		532,873
Local Governments—Municipal Bonds	–0	–	523,600		–0	–	523,600
Preferred Stocks	175,875		97,287		–0	–	273,162
Governments—Sovereign Agencies	–0	–	81,977		–0	–	81,977
Common Stocks	–0	–	–0	–	2,460		2,460
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments	–0	–	3,978,313		–0	–	3,978,313

Total Investments in Securities	244,103		116,038,406		5,691,822		121,974,331
Other Financial Instruments*:
Assets:
Futures Contracts	1,088		–0	–	–0	–	1,088	#
Forward Currency Exchange Contracts	–0	–	68,045		–0	–	68,045
Liabilities:
Forward Currency Exchange Contracts	–0	–	(4,080)		–0	–	(4,080)
Interest Rate Swap Contracts	–0	–	(66,955)		–0	–	(66,955)

Total	$245,191		$116,035,416		$5,691,822		$121,972,429

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

16

AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades^
Balance as of 12/31/11	$1,028,906		$1,587,514		$–0	–
Accrued discounts/(premiums)	74		12,028		–0	–
Realized gain (loss)	(43,009)		–0	–	–0	–
Change in unrealized appreciation/depreciation	65,977		67,314		–0	–
Purchases	726,114		1,829,641		–0	–
Sales	(118,070)		–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/12	$1,659,992		$3,496,497		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12 *	$65,977		$67,314		$–0	–

	Collateralized Mortgage Obligations		Common Stocks		Warrants^
Balance as of 12/31/11	$776,784		$2,870		$–0	–
Accrued discounts/(premiums)	4		–0	–	–0	–
Realized gain (loss)	(244,157)		–0	–	–0	–
Change in unrealized appreciation/depreciation	311,556		(410)		–0	–
Purchases	–0	–	–0	–	–0	–
Sales	(346,738)		–0	–	–0	–
Transfers in to Level 3	35,424		–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 6/30/12	$532,873		$2,460		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12 *	$38,009		$(410)		$–0	–

	Total
Balance as of 12/31/11	$3,396,074
Accrued discounts/(premiums)	12,106
Realized gain (loss)	(287,166)
Change in unrealized appreciation/depreciation	444,437
Purchases	2,555,755
Sales	(464,808)
Transfers in to Level 3	35,424
Transfers out of Level 3	–0	–

Balance as of 6/30/12	$5,691,822

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12 *	$170,890

^	The Portfolio held a security with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

17

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at June 30, 2012:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/2012	Valuation Technique	Unobservable Input	Range
Asset-backed Securities	$1,659,992	Discounted Cash Flow	Loss Severity Constant Prepayment Rate Probability of Default Yield	0-99 0-25% 0-8.3 CDR 0.69566-11
Commercial Mortgage-Backed Securities	$3,496,497	Discounted Cash Flow	Yield Spread over Treasury	2.734-18.023 184-1735
		Broker Quotes	Market Quotes	110.542569

Glossary:

CDR—Constant Default Rate

Asset-Backed Securities, Commercial Mortgage-Backed Securities and Collateralized Mortgage Obligations

Within the non-Agency Mortgage Backed (RMBS and CMO) as well as the non-Credit Card or non-Auto Loan backed Asset Backed Securities, due to the relative illiquidity of these markets, the inability of the Fund to observe trading activity in the markets, and the broker quotes not being indicative to trade, the Fund has determined securities in these sectors generally warrant a Level 3 classification.

Because of the wide range of spreads and relatively low trading activity of similar securities, the Fund’s Valuation Committee engages in a regular review process of such securities which meets as often as daily, and involves (as needed) participation from the Mortgage Trading Desk, Fixed Income Research, Risk, Pricing Group, Fund Accounting and Legal. The Fund’s Pricing Group gathers prices from Pricing Direct and IDC (and other vendors as deemed appropriate over time) and from major recognized brokers who make a market in these instruments. The Fund’s trading desk reports on trading activity and engages in dialogue with the trading personnel at the brokers. This review covers the entire portfolio of securities in this sector.

Because the Fund has declared these instruments as Level 3 (due to wide spreads, low quality ratings, and relatively low trading activity), significant inputs (including Constant Prepayment Rate (“CPR”), Loss Severity, and Probability of Default) generally considered observable are deemed unobservable in these asset classes. The Fund’s Valuation Committee periodically reviews these asset classes (as a standing practice) to confirm that the status remains unchanged.

The significant unobservable inputs used in the fair value measurement of the Fund’s Collateralized Mortgage Obligation Securities are CPR, Loss Severity, and Probability of Default. On non-evaluated assets, broker quotes are used when other market information not available to produce an evaluation and are considered non-observable. Generally, a change in the assumption used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates.

The significant unobservable inputs used in the fair value measurement of the Fund’s Private Corporate and Asset Backed Securities are the spread over the public curve as well as the spreads or yields on the non-rated instruments.

18

AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $30,509.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $141, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$26,962,573	$17,095,064
U.S. government securities	55,817,046	78,567,314

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$7,187,974
Gross unrealized depreciation	(707,678)

Net unrealized appreciation	$6,480,296

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

20

AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2012, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended June 30, 2012, the Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and

22

AllianceBernstein Variable Products Series Fund

may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of June 30, 2012, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $66,955. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $66,955 would be required to be posted by the Portfolio.

At June 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$68,045		Unrealized depreciation of forward currency exchange contracts	$4,080
Interest rate contracts				Unrealized depreciation on interest rate swap contracts	66,955
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	1,088	*

Total		$69,133			$71,035

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(102,309)	$61,505
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(289,320)	108,949

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$19,926	$(66,955)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	13,438	3,459

Total		$(358,265)	$106,958

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $11,063,888 the average monthly original value of futures contracts was $3,725,294 and the average monthly notional amount of interest rate swaps was $3,452,278. For two months of the period, the average monthly notional amount of credit default swaps was $7,051,433.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2012, the Portfolio earned drop income of $45,761 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2012, the Portfolio had no transactions in reverse repurchase agreements.

24

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	85,284		326,624	$1,082,670		$4,048,336
Shares issued in reinvestment of dividends and distributions	–0	–	473,329	–0	–	5,732,006
Shares redeemed	(1,831,804)		(1,998,010)	(23,190,323)		(24,835,417)

Net decrease	(1,746,520)		(1,198,057)	$(22,107,653)		$(15,055,075)

Class B
Shares sold	88,117		297,861	$1,107,305		$3,645,115
Shares issued in reinvestment of dividends and distributions	–0	–	139,311	–0	–	1,673,131
Shares redeemed	(366,777)		(882,320)	(4,600,173)		(10,820,172)

Net decrease	(278,660)		(445,148)	$(3,492,868)		$(5,501,926)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $457,758 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $457,758.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and because these investments may be subject to increased economic, political, regulatory, and other uncertainties.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$6,977,197	$8,816,158
Net long-term capital gains	427,940	–0	–

Total taxable distributions paid	$7,405,137	$8,816,158

26

AllianceBernstein Variable Products Series Fund

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,400,794
Undistributed capital gains	3,087,741
Accumulated capital and other losses	(52	)(a)
Unrealized appreciation/(depreciation)	6,675,277	(b)

Total accumulated earnings/(deficit)	$15,163,760

(a)	As of December 31, 2011, the cumulative deferred loss on straddles was $52.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

NOTE I: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

27

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.54	$12.39	$11.98	$10.50	$11.78	$11.78

Income From Investment Operations
Net investment income (a)	.17	.42	.48	.52	.51	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	.38	.60	1.37	(1.22)	.01
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.34	.80	1.08	1.89	(.71)	.55

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.60)	(.67)	(.41)	(.57)	(.55)
Distributions from net realized gain on investment transactions	–0	–	(.05)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.65)	(.67)	(.41)	(.57)	(.55)

Net asset value, end of period	$12.88	$12.54	$12.39	$11.98	$10.50	$11.78

Total Return
Total investment return based on net asset value (c)	2.71	%*	6.64%	9.20	%*	18.51	%*	(6.38	)%*	4.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,466	$106,028	$119,599	$129,647	$129,111	$66,305
Ratio to average net assets of:
Expenses	.70	%(d)	.65%	.68	%(e)	.69%	.64%	.78%
Net investment income	2.73	%(d)	3.42%	3.90	%(e)	4.69%	4.72%	4.58%
Portfolio turnover rate	66%	108%	94%	102%	106%	90%

See footnote summary on page 29.

28

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.41	$12.26	$11.86	$10.40	$11.67	$11.67

Income From Investment Operations
Net investment income (a)	.16	.39	.44	.49	.48	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	.37	.60	1.36	(1.21)	.02
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.33	.76	1.04	1.85	(.73)	.52

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.56)	(.64)	(.39)	(.54)	(.52)
Distributions from net realized gain on investment transactions	–0	–	(.05)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.61)	(.64)	(.39)	(.54)	(.52)

Net asset value, end of period	$12.74	$12.41	$12.26	$11.86	$10.40	$11.67

Total Return
Total investment return based on net asset value (c)	2.66	%*	6.38%	8.93	%*	18.20	%*	(6.59	)%*	4.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,322	$33,973	$39,025	$41,341	$40,929	$20,289
Ratio to average net assets of:
Expenses	.95	%(d)	.90%	.93	%(e)	.94%	.89%	1.03%
Net investment income	2.49	%(d)	3.17%	3.64	%(e)	4.44%	4.47%	4.32%
Portfolio turnover rate	66%	108%	94%	102%	106%	90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2012 and the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.05%, 0.04%, 0.01% and 0.09%, respectively.

See notes to financial statements.

29

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”)2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on September 30, 2011.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2011 Net Assets ($MM)
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$147.3

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

30

AllianceBernstein Variable Products Series Fund

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $75,195 (0.04% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.68% Class B 0.93%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portolio’s advisory fee based on September 30, 2011 net assets.6

Fund	Net Assets 9/30/11 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$147.3	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.261	0.450

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

31

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2011 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[7]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2011 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.261%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

7	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

32

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.11

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.513	2/16

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.677	0.659	11/16	0.621	26/33

Based on this analysis, the Portfolio has more favorable ranking on a management fee basis than on a total expense basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10

The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11

Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Most recently completed fiscal year Class A share total expense ratio.

33

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2010, ABI received $102,923 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2010, the Adviser determined that it made payments in the amount of $292,991 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,14 ABI paid approximately $400,000 in 2010 and expects to pay approximately $400,000 in 2011 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The

14	The fee is inclusive of other Portfolios of the Fund (Equity and Blend), which are not discussed in this summary.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

34

AllianceBernstein Variable Products Series Fund

independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2011.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	5.88	5.68	5.42	3/10	5/18
3 year	8.66	7.52	7.52	3/10	5/18
5 year	6.57	6.01	6.07	4/10	8/17
10 year	5.28	4.83	5.16	3/9	7/16

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.88	8.66	6.57	5.28	5.71	4.62	0.67	10
Barclays Capital U.S. Government Bond Index	3.26	5.52	6.19	5.33	6.08	4.59	0.71	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG/PU may not be identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2011.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

35

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.20	$4.90	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,020.04	$4.87	0.97%

Class B
Actual	$1,000	$1,029.50	$6.16	1.22%
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.12	1.22%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
British American Tobacco PLC	$4,786,433	3.4%
Nestle SA	4,092,827	2.9
Anheuser-Busch InBev NV	4,000,560	2.9
Samsung Electronics Co., Ltd.	3,431,116	2.4
Partners Group Holding AG	3,299,695	2.4
BG Group PLC	3,144,705	2.2
AIA Group Ltd.	2,766,009	2.0
Prudential PLC	2,656,882	1.9
FANUC Corp.	2,531,467	1.8
Shire PLC	2,295,867	1.6

	$33,005,561	23.5%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$25,225,089	18.2%
Consumer Staples	20,998,671	15.2
Consumer Discretionary	18,894,363	13.7
Information Technology	17,210,966	12.4
Industrials	13,813,926	10.0
Energy	13,671,287	9.9
Materials	11,552,611	8.3
Health Care	11,312,802	8.2
Utilities	2,166,980	1.6
Short-Term Investments	3,529,627	2.5

Total Investments	$138,376,322	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$34,400,723	24.9%
Switzerland	12,796,587	9.2
France	10,967,612	7.9
Japan	10,519,557	7.6
Germany	8,401,939	6.1
China	6,766,017	4.9
Brazil	6,114,741	4.4
Hong Kong	5,658,500	4.1
Belgium	4,518,855	3.3
South Korea	4,379,954	3.2
South Africa	3,588,979	2.6
Russia	3,056,433	2.2
Italy	2,929,964	2.1
Other	20,746,834	15.0
Short-Term Investments	3,529,627	2.5

Total Investments	$138,376,322	100.0%

*	All data are as of June 30, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Canada, Denmark, India, Indonesia, Ireland, Israel, Mexico, Netherlands, Singapore, Sweden, Taiwan, Thailand and United States.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%

FINANCIALS–18.0%
CAPITAL MARKETS–3.9%
Aberdeen Asset Management PLC	376,260	$1,532,504
Azimut Holding SpA	62,905	645,858
Partners Group Holding AG	18,553	3,299,695

		5,478,057

COMMERCIAL BANKS–7.0%
Bangkok Bank PCL (NVDR)	277,900	1,690,724
Bank Mandiri Persero TBK PT	974,000	755,752
Bank Rakyat Indonesia Persero Tbk PT	870,000	595,867
HDFC Bank Ltd.	64,710	657,162
HSBC Holdings PLC	199,321	1,756,385
Itausa-Investimentos Itau SA (Preference Shares)	146,355	619,376
Sberbank of Russia (Sponsored ADR)(a)	92,965	1,005,881
Standard Chartered PLC	63,327	1,375,651
United Overseas Bank Ltd.(a)	96,000	1,425,555

		9,882,353

CONSUMER FINANCE–0.3%
Muthoot Finance Ltd.(b)	144,060	350,842

DIVERSIFIED FINANCIAL SERVICES–2.1%
Deutsche Boerse AG	18,070	974,895
FirstRand Ltd.	228,550	739,782
IG Group Holdings PLC	162,058	1,218,050

		2,932,727

INSURANCE–3.9%
AIA Group Ltd.	800,800	2,766,009
Prudential PLC	229,140	2,656,882

		5,422,891

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
BR Malls Participacoes SA	47,800	547,374

THRIFTS & MORTGAGE FINANCE–0.4%
Housing Development Finance Corp.	52,000	610,845

		25,225,089

CONSUMER STAPLES–15.0%
BEVERAGES–4.9%
Anheuser-Busch InBev NV	50,742	4,000,560
Cia de Bebidas das Americas (Preference Shares)	22,148	852,398
Grupo Modelo SAB de CV	89,130	788,424
Pernod-Ricard SA(a)	11,370	1,215,818

		6,857,200

FOOD & STAPLES RETAILING–1.0%
Brazil Pharma SA	97,400	$521,309
Olam International Ltd.(a)	297,262	430,538
Raia Drogasil SA	44,000	443,615

		1,395,462

FOOD PRODUCTS–4.3%
Danone	29,866	1,856,069
Nestle SA	68,582	4,092,827

		5,948,896

HOUSEHOLD PRODUCTS–1.4%
Reckitt Benckiser Group PLC	38,040	2,010,680

TOBACCO–3.4%
British American Tobacco PLC	94,147	4,786,433

		20,998,671

CONSUMER DISCRETIONARY–13.5%
AUTOMOBILES–2.4%
Nissan Motor Co., Ltd.	219,100	2,080,515
Volkswagen AG (Preference Shares)	8,149	1,291,028

		3,371,543

DISTRIBUTORS–0.8%
Li & Fung Ltd.	550,000	1,063,500

DIVERSIFIED CONSUMER SERVICES–0.3%
Estacio Participacoes SA	28,600	346,019

HOTELS, RESTAURANTS & LEISURE–0.2%
Ajisen China Holdings Ltd.(a)	365,500	255,281

INTERNET & CATALOG RETAIL–0.7%
Rakuten, Inc.	98,800	1,021,460

MEDIA–1.9%
Eutelsat Communications	13,834	425,558
Informa PLC	111,283	664,021
Naspers Ltd.	14,550	777,151
SES SA (FDR)	33,764	798,307

		2,665,037

SPECIALTY RETAIL–3.6%
Belle International Holdings Ltd.	723,000	1,240,502
Fast Retailing Co., Ltd.	5,400	1,080,495
Hennes & Mauritz AB–Class B	34,260	1,229,725
Yamada Denki Co., Ltd.	14,240	729,065
Zhongsheng Group Holdings Ltd.(a)	683,000	834,822

		5,114,609

TEXTILES, APPAREL & LUXURY GOODS–3.6%
Brunello Cucinelli SpA(b)	46,693	664,171
Cie Financiere Richemont SA	40,422	2,219,562
LVMH Moet Hennessy Louis Vuitton SA	12,090	1,839,973

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Trinity Ltd.	526,000	$333,208

		5,056,914

		18,894,363

INFORMATION TECHNOLOGY–11.7%
COMMUNICATIONS EQUIPMENT–0.4%
ZTE Corp.–Class H(a)	304,200	594,151

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Murata Manufacturing Co., Ltd.	15,500	815,309

INTERNET SOFTWARE & SERVICES–3.6%
Baidu, Inc. (Sponsored ADR)(b)	17,530	2,015,599
Mail.ru Group Ltd. (GDR)(b)(c)	24,250	825,858
Tencent Holdings Ltd.	74,800	2,208,939

		5,050,396

IT SERVICES–0.8%
Tata Consultancy Services Ltd.	49,020	1,131,776

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.2%
ARM Holdings PLC	131,425	1,041,230
ASML Holding NV	26,747	1,373,620
Samsung Electronics Co., Ltd.	3,240	3,431,116

		5,845,966

SOFTWARE–2.1%
SAP AG	32,247	1,909,518
Temenos Group AG(b)	68,179	1,127,254

		3,036,772

		16,474,370

INDUSTRIALS–9.8%
AEROSPACE & DEFENSE–0.7%
Safran SA	26,310	977,059

COMMERCIAL SERVICES & SUPPLIES–0.6%
Aggreko PLC	27,290	887,489

CONSTRUCTION & ENGINEERING–0.7%
Samsung Engineering Co., Ltd.	5,980	948,838

ELECTRICAL EQUIPMENT–0.8%
Schneider Electric SA	21,070	1,171,148

INDUSTRIAL CONGLOMERATES–0.9%
Bidvest Group Ltd.	56,038	1,251,314

MACHINERY–3.0%
FANUC Corp.	15,400	2,531,467
Komatsu Ltd.	67,800	1,618,477

		4,149,944

PROFESSIONAL SERVICES–2.0%
Experian PLC	141,038	$1,989,786
Intertek Group PLC	20,310	850,905

		2,840,691

TRADING COMPANIES & DISTRIBUTORS–1.1%
Wolseley PLC	42,590	1,587,443

		13,813,926

ENERGY–9.7%
ENERGY EQUIPMENT & SERVICES–3.5%
Saipem SpA	36,375	1,619,935
Schlumberger Ltd.	26,500	1,720,115
Technip SA	14,760	1,538,227

		4,878,277

OIL, GAS & CONSUMABLE FUELS–6.2%
Afren PLC(b)	638,783	1,038,372
BG Group PLC	153,614	3,144,705
China Shenhua Energy Co., Ltd.–Class H	315,000	1,112,506
NovaTek OAO (Sponsored GDR)(c)	7,933	847,069
Tullow Oil PLC	47,098	1,088,556
Ultrapar Participacoes SA	69,400	1,561,802

		8,793,010

		13,671,287

MATERIALS–8.2%
CHEMICALS–4.7%
Croda International PLC	42,910	1,524,601
Israel Chemicals Ltd.	152,830	1,690,964
Lanxess AG	12,540	793,588
Linde AG	9,900	1,541,832
Potash Corp. of Saskatchewan, Inc.	23,320	1,019,291

		6,570,276

CONTAINERS & PACKAGING–0.8%
Klabin SA (Preference Shares)	269,900	1,222,848

METALS & MINING–2.7%
African Minerals Ltd.(a)(b)	157,890	784,183
First Quantum Minerals Ltd.	79,590	1,407,151
Franco-Nevada Corp.	9,530	430,961
Kenmare Resources PLC(b)	998,600	618,897
Umicore SA	11,210	518,295

		3,759,487

		11,552,611

HEALTH CARE–8.1%
HEALTH CARE EQUIPMENT & SUPPLIES–1.2%
Cie Generale d’Optique Essilor International SA(a)	12,330	1,145,453

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

Elekta AB		11,630	$531,441

			1,676,894

HEALTH CARE PROVIDERS & SERVICES–0.6%
Fresenius Medical Care AG & Co. KGaA		12,015	848,597

PHARMACEUTICALS–6.3%
Aspen Pharmacare Holdings Ltd.(b)		53,261	820,732
Bayer AG		14,467	1,042,481
Mitsubishi Tanabe Pharma Corp.		44,700	642,769
Novo Nordisk A/S–Class B		10,691	1,550,588
Pharmstandard OJSC (GDR)(b)(c)		26,500	377,625
Roche Holding AG		11,910	2,057,249
Shire PLC		79,801	2,295,867

			8,787,311

			11,312,802

UTILITIES–1.5%
MULTI-UTILITIES–1.5%
National Grid PLC		204,470	2,166,980

Total Common Stocks (cost $123,939,580)			134,110,099

WARRANTS–0.6%
INFORMATION TECHNOLOGY–0.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(b)(c) (cost $823,487)		247,180	736,596

SHORT-TERM INVESTMENTS–2.5%
TIME DEPOSIT–2.5%
State Street Time Deposit 0.01%, 7/02/12 (cost $3,529,627)	U.S.$	3,530	$3,529,627

Total Investments Before Security Lending Collateral for Securities Loaned–98.6% (cost $128,292,694)			138,376,322

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–2.7%
INVESTMENT COMPANIES–2.7%
AllianceBernstein Exchange Reserves–Class I, 0.20%(d) (cost $3,842,134)		3,842,134	3,842,134

TOTAL INVESTMENTS–101.3% (cost $132,134,828)			142,218,456
Other assets less liabilities–(1.3)%			(1,789,146)

NET ASSETS–100.0%			$140,429,310

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 8/14/12	2,356	$2,372,480	$2,401,862	$29,382
Great British Pound settling 8/14/12	1,436	2,249,034	2,248,751	(283)
Japanese Yen settling 8/14/12	477,264	6,019,258	5,974,151	(45,107)
Swedish Krona settling 8/14/12	53,618	7,788,548	7,739,147	(49,401)
Citibank NA:
Australian Dollar settling 8/14/12	9,646	9,658,752	9,833,772	175,020
Deutsche Bank AG London:
Great British Pound settling 8/14/12	2,529	3,997,970	3,960,371	(37,599)
HSBC BankUSA:
Canadian Dollar settling 8/14/12	1,603	1,599,369	1,573,048	(26,321)
Royal Bank of Scotland PLC:
Swiss Franc settling 8/14/12	9,401	9,824,371	9,914,558	90,187

6

AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
State Street Bank and Trust Company:
Norwegian Krone settling 8/14/12	45,527	$7,783,537	$7,641,807	$(141,730)
Westpac Banking Corp.:
Japanese Yen settling 8/14/12	620,121	7,841,047	7,762,365	(78,682)
New Zealand Dollar settling 8/14/12	4,064	3,177,967	3,243,957	65,990

Sale Contracts
Citibank NA:
Euro settling 8/14/12	2,421	3,080,212	3,064,882	15,330
Credit Suisse London Branch (GFX):
Canadian Dollar settling 8/14/12	3,760	3,744,274	3,689,744	54,530
Euro settling 8/14/12	4,509	5,871,485	5,708,200	163,285
Norwegian Krone settling 8/14/12	2,047	335,427	343,594	(8,167)
Swiss Franc settling 8/14/12	8,369	8,975,525	8,826,183	149,342
Deutsche Bank AG London:
Euro settling 8/14/12	4,295	5,368,106	5,437,285	(69,179)
Japanese Yen settling 8/14/12	281,162	3,526,869	3,519,446	7,423
New Zealand Dollar settling 8/14/12	683	520,617	545,183	(24,566)
Goldman Sachs International:
Australian Dollar settling 8/14/12	5,814	5,727,197	5,927,177	(199,980)
Great British Pound settling 8/14/12	6,433	10,371,283	10,073,969	297,314
JPMorgan Chase Bank N.A.:
Norwegian Krone settling 8/14/12	3,059	509,511	513,460	(3,949)
Royal Bank of Canada:
Swedish Krona settling 8/14/12	2,515	347,895	363,011	(15,116)
Royal Bank of Scotland PLC:
Euro settling 8/14/12	8,452	10,598,970	10,699,868	(100,898)
Great British Pound settling 8/14/12	409	632,408	640,487	(8,079)
Swedish Krona settling 8/14/12	2,750	381,251	396,931	(15,680)
State Street Bank and Trust Company:
Swiss Franc settling 8/14/12	1,032	1,132,225	1,088,377	43,848
UBS AG:
Swiss Franc settling 8/14/12	3,521	3,672,912	3,713,346	(40,434)
Westpac Banking Corp.:
New Zealand Dollar settling 8/14/12	3,381	2,574,209	2,698,774	(124,565)

				$101,915

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the aggregate market value of these securities amounted to $2,787,148 or 2.0% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $128,292,694)	$138,376,322	(a)
Affiliated issuers (cost $3,842,134—including investment of cash collateral for securities loaned of $3,842,134)	3,842,134
Foreign currencies, at value (cost $1,518,571)	1,520,456
Receivable for investment securities sold and foreign currency transactions	3,945,203
Unrealized appreciation of forward currency exchange contracts	1,091,651
Dividends and interest receivable	570,650
Receivable for capital stock sold	67,087

Total assets	149,413,503

LIABILITIES
Payable for collateral received on securities loaned	3,842,134
Payable for investment securities purchased and foreign currency transactions	3,570,316
Unrealized depreciation of forward currency exchange contracts	989,736
Payable for capital stock redeemed	376,735
Advisory fee payable	86,830
Administrative fee payable	16,543
Distribution fee payable	11,863
Transfer Agent fee payable	169
Accrued expenses and other liabilities	89,867

Total liabilities	8,984,193

NET ASSETS	$140,429,310

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,075
Additional paid-in capital	187,406,766
Undistributed net investment income	2,891,458
Accumulated net realized loss on investment and foreign currency transactions	(60,057,271)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,179,282

	$140,429,310

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$82,288,818	5,292,684	$15.55
B	$58,140,492	3,782,272	$15.37

(a)	Includes securities on loan with a value of $3,779,752 (see Note E).

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $210,391)	$2,304,186
Affiliated issuers	5,558
Interest	172
Securities lending income	76,236

	2,386,152

EXPENSES
Advisory fee (see Note B)	572,412
Distribution fee—Class B	76,158
Transfer agency—Class A	1,150
Transfer agency—Class B	764
Custodian	65,558
Administrative	27,359
Audit	25,674
Printing	21,736
Legal	13,126
Directors’ fees	1,973
Miscellaneous	10,086

Total expenses	815,996

Net investment income	1,570,156

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(2,607,192	)(a)
Foreign currency transactions	(736,689)
Net change in unrealized appreciation/depreciation of:
Investments	7,389,573	(b)
Foreign currency denominated assets and liabilities	(714,093)

Net gain on investment and foreign currency transactions	3,331,599

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,901,755

(a)	Net of foreign capital gains taxes of $1,394.

(b)	Net of increase in accrued foreign capital gains taxes of $18,794.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,570,156		$2,573,318
Net realized gain (loss) on investment and foreign currency transactions	(3,343,881)		1,719,878
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,675,480		(33,949,194)
Contributions from Adviser (see Note B)	–0	–	23,222

Net increase (decrease) in net assets from operations	4,901,755		(29,632,776)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(3,419,977)
Class B	–0	–	(1,907,699)
CAPITAL STOCK TRANSACTIONS
Net decrease	(13,706,307)		(17,023,668)

Total decrease	(8,804,552)		(51,984,120)
NET ASSETS
Beginning of period	149,233,862		201,217,982

End of period (including undistributed net investment income of $2,891,458 and $1,321,302, respectively)	$140,429,310		$149,233,862

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$1,166,750		$24,058,339		$–0	–	$25,225,089
Consumer Staples	2,605,746		18,392,925		–0	–	20,998,671
Consumer Discretionary	1,010,190		17,884,173		–0	–	18,894,363
Information Technology	2,015,599		14,458,771		–0	–	16,474,370
Industrials	–0	–	13,813,926		–0	–	13,813,926
Energy	3,281,917		10,389,370		–0	–	13,671,287
Materials	4,080,251		7,472,360		–0	–	11,552,611
Health Care	377,625		10,935,177		–0	–	11,312,802
Utilities	–0	–	2,166,980		–0	–	2,166,980
Warrants	–0	–	–0	–	736,596		736,596
Short-Term Investments	–0	–	3,529,627		–0	–	3,529,627
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	3,842,134		–0	–	–0	–	3,842,134

Total Investments in Securities	18,380,212		123,101,648	+	736,596		142,218,456
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	–0	–	1,091,651		–0	–	1,091,651
Liabilities:
Forward Currency Exchange Contracts	–0	–	(989,736)		–0	–	(989,736)

Total	$18,380,212		$123,203,563		$736,596		$142,320,371

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

12

AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Warrants		Total
Balance as of 12/31/11	$765,226		$765,226
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	(7,524)		(7,524)
Change in unrealized appreciation/depreciation	90,152		90,152
Purchases	–0	–	–0	–
Sales	(111,258)		(111,258)
Transfers into Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 6/30/12	$736,596		$736,596

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/12 *	$90,152		$90,152

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2011, the Adviser reimbursed the Portfolio $23,222 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $27,359.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $117,986, of which $0 and $551, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$40,596,643		$54,488,119
U.S. government securities	–0	–	–0	–

14

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$17,935,464
Gross unrealized depreciation	(7,851,836)

Net unrealized appreciation	$10,083,628

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $241,085. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $241,085 would be required to be posted by the Portfolio.

At June 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,091,651	Unrealized depreciation of forward currency exchange contracts	$989,736

Total		$1,091,651		$989,736

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(804,057)	$(722,528)

Total		$(804,057)	$(722,528)

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $112,061,309.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $3,779,752 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,842,134. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $76,236 and $5,558 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$514	$48,631	$45,303	$3,842	$6

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	74,054		280,915	$1,199,916		$4,924,201
Shares issued in reinvestment of dividends	–0	–	183,771	–0	–	3,419,977
Shares redeemed	(809,024)		(1,296,842)	(12,847,173)		(22,010,446)

Net decrease	(734,970)		(832,156)	$(11,647,257)		$(13,666,268)

Class B
Shares sold	276,292		598,049	$4,373,744		$10,061,521
Shares issued in reinvestment of dividends	–0	–	103,398	–0	–	1,907,699
Shares redeemed	(400,172)		(900,547)	(6,432,794)		(15,326,620)

Net decrease	(123,880)		(199,100)	$(2,059,050)		$(3,357,400)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$5,327,676	$3,746,516

Total taxable distributions	5,327,676	3,746,516

Total distributions paid	$5,327,676	$3,746,516

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,280,548
Accumulated capital and other losses	(55,931,156	)(a)
Unrealized appreciation/(depreciation)	1,762,323	(b)

Total accumulated earnings/(deficit)	$(51,888,285)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $49,677,815. During the fiscal year, the Portfolio utilized $7,463,081 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $4,868,647 and a post-October long-term capital loss deferral of $1,384,694 which are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $49,677,815 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 7,176,740	n/a	2016
42,501,075	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.08	$18.42	$16.66	$12.52	$24.89	$30.37

Income From Investment Operations
Net investment income (a)	.17	.26	.18	.22	.38	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	(3.08)	1.92	4.59	(12.35)	5.16
Contributions from Adviser	–0	–	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.47	(2.82)	2.10	4.81	(11.97)	5.36

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.52)	(.34)	(.67)	–0	–	(.56)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.40)	(10.28)

Total dividends and distributions	–0	–	(.52)	(.34)	(.67)	(.40)	(10.84)

Net asset value, end of period	$15.55	$15.08	$18.42	$16.66	$12.52	$24.89

Total Return
Total investment return based on net asset value (c)	3.12%	(15.85)%	12.89%	39.58%	(48.85	)%*	18.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,289	$90,912	$126,339	$124,335	$80,458	$165,642
Ratio to average net assets of:
Expenses	.97	%(d)	.94%	.93	%(e)	.99%	.98%	1.21	%(e)
Net investment income	2.15	%(d)	1.53%	1.08	%(e)	1.55%	1.93%	.66	%(e)
Portfolio turnover rate	27%	66%	104%	118%	90%	126%

See footnote summary on page 20.

19

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.93	$18.24	$16.51	$12.41	$24.73	$30.20

Income From Investment Operations
Net investment income (a)	.15	.22	.14	.18	.31	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	(3.06)	1.89	4.55	(12.23)	5.11
Contributions from Adviser	–0	–	.00	(b)	–0	–	–0	–	.00	(b)	–0	–

Net increase (decrease) in net asset value from operations	.44	(2.84)	2.03	4.73	(11.92)	5.24

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.47)	(.30)	(.63)	–0	–	(.43)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.40)	(10.28)

Total dividends and distributions	–0	–	(.47)	(.30)	(.63)	(.40)	(10.71)

Net asset value, end of period	$15.37	$14.93	$18.24	$16.51	$12.41	$24.73

Total Return
Total investment return based on net asset value (c)	2.95%	(16.04)%	12.61%	39.24%	(48.96	)%*	17.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,140	$58,322	$74,879	$72,604	$45,309	$57,633
Ratio to average net assets of:
Expenses	1.22	%(d)	1.19%	1.18	%(e)	1.24%	1.23%	1.45	%(e)
Net investment income	1.91	%(d)	1.27%	.83	%(e)	1.28%	1.63%	.45	%(e)
Portfolio turnover rate	27%	66%	104%	118%	90%	126%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

20

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

21

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex US) Index (Net) (the “MSCI AC World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012, and (in the case of comparisons with the MSCI World Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 5-year periods, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the MSCI AC World Index in the 1- and 10-year periods and lagged that index in the 3- and 5-year periods. It outperformed the MSCI World Index in the 1-, 3- and 10-year and the since inception periods and essentially matched that index in the 5-year period. The directors noted that all reference points showed negative results in the 1- and 5-year periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Lipper VA International Growth Funds Average and outperformed both indices. Based on their review, and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

22

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

23

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$160.2	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,911 (0.03% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.94%	December 31
Class B 1.19%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.3 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:4

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$160.2	International Research Growth AC Schedule	0.575%	0.750%
		85 bp on first $25m
		65 bp on next $25m
		55 bp on next $50m
		45 bp on the balance
		Minimum account size $25m

3	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

25

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.6 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
International Growth Portfolio	0.750	0.924	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.941	1.083	3/12	1.001	13/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

5	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

26

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $169,758 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $619,002 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.11

The Portfolio effected brokerage transactions through and pais commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual

11	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 29, 2012.18

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28

AllianceBernstein Variable Products Series Fund

	Fund	PG Median	PU Median	PG Rank	PU Rank
International Growth Portfolio
1 year	–5.44	–2.00	–3.51	10/12	29/46
3 year	21.92	21.84	21.64	5/11	18/39
5 year	–2.36	–0.70	–0.87	9/10	27/35
10 year	9.08	7.04	6.96	4/10	7/24

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	–5.44	21.92	–2.36	9.08	8.13	20.96	0.43	10
MSCI AC World ex US Index (Net)	–6.10	22.79	–0.75	7.99	N/A	19.43	0.40	10
MSCI World ex US Index (Net)[22]	–7.86	20.38	–2.31	6.75	4.66	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

22	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.20	$4.04	0.81%
Hypothetical (5% return before expenses)	$1,000	$1,020.84	$4.07	0.81%

Class B
Actual	$1,000	$1,003.50	$5.28	1.06%
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
BP PLC	$41,049,015	3.9%
AstraZeneca PLC	32,094,671	3.0
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	31,413,052	3.0
Vodafone Group PLC	23,383,815	2.2
Nippon Telegraph & Telephone Corp.	23,152,047	2.2
Roche Holding AG	19,650,097	1.9
Novartis AG	19,013,201	1.8
National Australia Bank Ltd.	18,560,474	1.7
Nissan Motor Co., Ltd.	18,186,223	1.7
Telecom Italia SpA	17,441,835	1.6

	$243,944,430	23.0%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$217,869,453	20.5%
Consumer Discretionary	148,472,944	14.0
Energy	146,001,306	13.8
Materials	102,151,540	9.6
Health Care	89,737,872	8.5
Telecommunication Services	86,161,751	8.1
Industrials	67,353,260	6.4
Information Technology	66,232,966	6.2
Consumer Staples	57,608,583	5.4
Utilities	33,328,918	3.1
Short-Term Investments	47,135,248	4.4

Total Investments	$1,062,053,841	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$269,072,685	25.3%
United Kingdom	249,034,002	23.5
Germany	67,768,161	6.4
France	63,798,864	6.0
Australia	52,128,364	4.9
Netherlands	50,749,734	4.8
Switzerland	44,154,856	4.2
Brazil	31,165,161	2.9
Italy	30,991,986	2.9
Canada	30,925,224	2.9
South Korea	27,935,971	2.6
Taiwan	14,772,055	1.4
Russia	13,733,837	1.3
Other	68,687,693	6.5
Short-Term Investments	47,135,248	4.4

Total Investments	$1,062,053,841	100.0%

*	All data are as of June 30, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Belgium, China, Hong Kong, Norway, Poland, Portugal, Singapore, South Africa, Thailand and Turkey.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%
FINANCIALS–20.5%
CAPITAL MARKETS–2.4%
Deutsche Bank AG	282,060	$10,180,458
Macquarie Group Ltd.	548,240	14,804,603

		24,985,061

COMMERCIAL BANKS–11.1%
Australia & New Zealand Banking Group Ltd.	195,370	4,450,547
Banco do Brasil SA	835,400	8,123,158
Barclays PLC	3,014,970	7,704,004
HSBC Holdings PLC	1,931,886	17,023,469
KB Financial Group, Inc.	236,461	7,724,444
Lloyds Banking Group PLC(a)	17,581,940	8,588,939
Mitsubishi UFJ Financial Group, Inc.(b)	2,795,700	13,393,850
National Australia Bank Ltd.	762,000	18,560,474
Societe Generale SA(a)	371,564	8,713,019
Sumitomo Mitsui Financial Group, Inc.	412,200	13,616,991
Turkiye Vakiflar Bankasi Tao–Class D	2,365,592	4,932,349
Westpac Banking Corp.	230,970	5,043,510

		117,874,754

DIVERSIFIED FINANCIAL SERVICES–2.2%
ING Groep NV(a)	2,262,120	15,165,469
ORIX Corp.(b)	87,130	8,120,147

		23,285,616

INSURANCE–3.9%
Aegon NV	1,798,383	8,340,152
Allianz SE	92,050	9,258,829
Aviva PLC	1,122,900	4,808,203
Muenchener Rueckversicherungs AG	86,910	12,263,350
Suncorp Group Ltd.	850,146	7,103,874

		41,774,408

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.9%
Evergrande Real Estate Group Ltd.(b)	9,557,000	4,949,518
New World Development Co., Ltd.(b)	4,248,000	5,000,096

		9,949,614

		217,869,453

CONSUMER DISCRETIONARY–14.0%
AUTO COMPONENTS–3.2%
Cie Generale des Etablissements Michelin–Class B(b)	155,800	10,193,414

GKN PLC	3,178,130	$9,010,560
Magna International, Inc.–Class A(b)	195,260	7,711,821
NGK Spark Plug Co., Ltd.	323,000	4,266,330
Sumitomo Rubber Industries Ltd.	229,900	2,994,434

		34,176,559

AUTOMOBILES–6.9%
Bayerische Motoren Werke AG	110,300	7,982,174
Honda Motor Co., Ltd.(b)	404,000	14,097,796
Kia Motors Corp.	40,200	2,649,569
Mazda Motor Corp.(a)	5,140,000	6,999,405
Nissan Motor Co., Ltd.	1,915,200	18,186,223
Renault SA(b)	198,450	7,924,608
Volkswagen AG (Preference Shares)	95,970	15,204,318

		73,044,093

DISTRIBUTORS–0.2%
Jardine Cycle & Carriage Ltd.	58,000	2,137,654

HOUSEHOLD DURABLES–1.6%
Sharp Corp./Japan	2,152,000	10,964,315
Sony Corp.	404,500	5,784,048

		16,748,363

LEISURE EQUIPMENT & PRODUCTS–0.3%
Namco Bandai Holdings, Inc.	276,300	3,789,081

MEDIA–0.3%
Informa PLC	508,000	3,031,215

SPECIALTY RETAIL–1.0%
Shimamura Co., Ltd.	25,100	2,900,437
Yamada Denki Co., Ltd.	144,950	7,421,203

		10,321,640

TEXTILES, APPAREL & LUXURY GOODS–0.5%
Yue Yuen Industrial Holdings Ltd.	1,675,500	5,224,339

		148,472,944

ENERGY–13.8%
ENERGY EQUIPMENT & SERVICES–0.8%
Seadrill Ltd.	242,570	8,651,374

OIL, GAS & CONSUMABLE FUELS–13.0%
BP PLC	6,146,720	41,049,015
China Petroleum & Chemical Corp.–Class H	5,186,000	4,634,865
ENI SpA	637,800	13,550,151
Gazprom OAO (Sponsored ADR)(a)	828,610	7,871,795

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

JX Holdings, Inc.	1,426,000	$7,349,618
LUKOIL OAO (London) (Sponsored ADR)(a)	104,530	5,862,042
Nexen, Inc. (Toronto)	523,892	8,871,327
Petroleo Brasileiro SA (Sponsored ADR)(b)	626,520	11,365,073
PTT PCL	529,300	5,382,994
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	930,739	31,413,052

		137,349,932

		146,001,306

MATERIALS–9.6%
CHEMICALS–3.2%
Agrium, Inc. (Toronto)(b)	118,510	10,503,052
Air Water, Inc.	136,000	1,648,983
Koninklijke DSM NV	324,425	15,993,972
OCI Co., Ltd.(b)	18,170	3,636,320
Ube Industries Ltd./Japan	1,168,000	2,716,755

		34,499,082

CONSTRUCTION MATERIALS–0.5%
Taiheiyo Cement Corp.	2,229,000	5,118,303

METALS & MINING–5.9%
Anglo American PLC	377,810	12,416,857
Dowa Holdings Co., Ltd.	494,000	3,063,405
Exxaro Resources Ltd.	180,700	4,219,621
Goldcorp, Inc.	101,970	3,839,024
KGHM Polska Miedz SA	142,420	6,232,956
OneSteel Ltd.	2,401,131	2,165,356
Rio Tinto PLC	334,840	15,912,824
Vale SA (Sponsored ADR) (Local Preference Shares)	598,510	11,676,930
Xstrata PLC	239,170	3,007,182

		62,534,155

		102,151,540

HEALTH CARE–8.5%
PHARMACEUTICALS–8.5%
AstraZeneca PLC	718,200	32,094,671
GlaxoSmithKline PLC	617,220	14,019,556
Novartis AG	340,060	19,013,201
Otsuka Holdings Co., Ltd.	161,600	4,960,347
Roche Holding AG	113,760	19,650,097

		89,737,872

TELECOMMUNICATION SERVICES–8.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.7%
Nippon Telegraph & Telephone Corp.	496,500	23,152,047
Telecom Italia SpA (ordinary shares)	11,258,700	11,125,183
Telecom Italia SpA (savings shares)	7,794,800	6,316,652

Vivendi SA	529,066	$9,830,505

		50,424,387

WIRELESS TELECOMMUNICATION SERVICES–3.4%
NTT DoCoMo, Inc.	7,424	12,353,549
Vodafone Group PLC	8,319,405	23,383,815

		35,737,364

		86,161,751

INDUSTRIALS–6.4%
AEROSPACE & DEFENSE–0.9%
Safran SA	255,170	9,476,099

AIRLINES–0.2%
Cathay Pacific Airways Ltd.	1,427,000	2,317,218

BUILDING PRODUCTS–1.0%
Asahi Glass Co., Ltd.(b)	1,532,000	10,335,177

CONSTRUCTION & ENGINEERING–1.3%
Bouygues SA	505,785	13,572,032

ELECTRICAL EQUIPMENT–1.1%
Sumitomo Electric Industries Ltd.	922,600	11,496,404

INDUSTRIAL CONGLOMERATES–0.3%
Cookson Group PLC	331,760	3,069,903

MACHINERY–0.2%
IHI Corp.	1,157,000	2,474,809

ROAD & RAIL–0.3%
East Japan Railway Co.	44,600	2,800,488

TRADING COMPANIES & DISTRIBUTORS–1.1%
Mitsubishi Corp.	398,900	8,063,478
Mitsui & Co., Ltd.	252,200	3,747,652

		11,811,130

		67,353,260

INFORMATION TECHNOLOGY–6.2%
COMPUTERS & PERIPHERALS–1.4%
Fujitsu Ltd.	2,073,000	9,920,782
Pegatron Corp.	197,000	259,905
Wistron Corp.	3,564,560	4,400,171

		14,580,858

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
AU Optronics Corp.	10,198,990	4,144,768

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

LG Display Co., Ltd.(a)	335,990	$6,343,294

		10,488,062

OFFICE ELECTRONICS–0.8%
Konica Minolta Holdings, Inc.	1,134,000	8,933,597

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.6%
Advanced Semiconductor Engineering, Inc.(a)	7,269,211	5,967,211
GCL-Poly Energy Holdings Ltd.(b)	15,868,000	3,528,753
Samsung Electronics Co., Ltd.	7,160	7,582,344
Sumco Corp.(a)	404,400	3,678,678
Tokyo Electron Ltd.	158,500	7,432,842

		28,189,828

SOFTWARE–0.4%
Nintendo Co., Ltd.	34,600	4,040,621

		66,232,966

CONSUMER STAPLES–5.4%
BEVERAGES–0.7%
Asahi Group Holdings Ltd.	364,900	7,839,633

FOOD & STAPLES RETAILING–1.5%
Delhaize Group SA	135,534	4,964,857
Koninklijke Ahold NV	908,200	11,250,141

		16,214,998

FOOD PRODUCTS–0.5%
Nestle SA	92,020	5,491,558

TOBACCO–2.7%
Imperial Tobacco Group PLC	328,360	12,651,137
Japan Tobacco, Inc.	520,200	15,411,257

		28,062,394

		57,608,583

UTILITIES–3.1%
ELECTRIC UTILITIES–1.8%
E.ON AG	596,000	12,879,032

EDP–Energias de Portugal SA	2,752,400	$6,511,099

		19,390,131

MULTI-UTILITIES–1.3%
National Grid PLC	929,380	9,849,600
Veolia Environnement SA	322,920	4,089,187

		13,938,787

		33,328,918

Total Common Stocks (cost $1,114,058,870)		1,014,918,593

	Principal Amount (000)
SHORT-TERM INVESTMENTS–4.5%
TIME DEPOSIT–4.5%
State Street Time Deposit 0.01%, 7/02/12 (cost $47,135,248)	$47,135	47,135,248

Total Investments Before Security Lending Collateral for Securities Loaned–100.1% (cost $1,161,194,118)		1,062,053,841

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–5.6%
INVESTMENT COMPANIES–5.6%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $59,746,259)	59,746,259	59,746,259

TOTAL INVESTMENTS–105.7% (cost $1,220,940,377)		1,121,800,100
Other assets less liabilities–(5.7)%		(60,562,251)

NET ASSETS–100.0%		$1,061,237,849

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	380	September 2012	$10,296,479	$10,844,063	$547,584

6

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholselale:
Japanese Yen settling 7/13/12	3,788,476	$47,926,879	$47,401,220	$(525,659)
Citibank NA:
Japanese Yen settling 7/13/12	5,649,920	69,957,490	70,691,514	734,024
New Zealand Dollar settling 7/13/12	15,444	12,596,312	12,354,021	(242,291)
Credit Suisse London Branch (GFX):
Australian Dollar settling 7/13/12	56,352	57,340,414	57,621,604	281,190
Great British Pound settling 7/13/12	36,546	59,123,900	57,235,143	(1,888,757)
Norwegian Krone settling 7/13/12	345,840	59,347,222	58,116,761	(1,230,461)
Swedish Krona settling 7/13/12	414,927	60,794,274	59,960,479	(833,795)
Deutsche Bank AG London:
Great British Pound settling 7/13/12	26,011	41,146,801	40,736,149	(410,652)
New Zealand Dollar settling 7/13/12	13,620	11,060,257	10,894,960	(165,297)
HSBC BankUSA:
Euro settling 7/13/12	14,620	18,163,888	18,503,060	339,172
Great British Pound settling 7/13/12	13,471	21,329,173	21,097,100	(232,073)
Japanese Yen settling 10/15/12	475,844	5,995,489	5,961,615	(33,874)
Royal Bank of Canada:
Canadian Dollar settling 7/13/12	3,338	3,300,376	3,277,940	(22,436)
Royal Bank of Scotland PLC:
Japanese Yen settling 7/13/12	4,168,790	52,627,599	52,159,690	(467,909)
State Street Bank and Trust Co.:
Swiss Franc settling 7/13/12	31,317	33,069,030	33,002,300	(66,730)
UBS AG:
Euro settling 7/13/12	5,336	7,009,850	6,753,237	(256,613)
Swiss Franc settling 7/13/12	45,464	50,339,424	47,910,609	(2,428,815)
Westpac Banking Corp.:
Japanese Yen settling 10/15/12	1,681,261	21,277,207	21,063,690	(213,517)

Sale Contracts
Barclays Bank PLC Wholselale:
Euro settling 7/13/12	26,124	33,119,354	33,062,513	56,841
Citibank NA:
Swiss Franc settling 7/13/12	59,453	62,988,881	62,652,417	336,464
Credit Suisse London Branch (GFX):
Australian Dollar settling 7/13/12	22,769	22,331,058	23,281,983	(950,925)
Norwegian Krone settling 7/13/12	90,471	14,888,940	15,203,220	(314,280)
Deutsche Bank AG London:
Australian Dollar settling 7/13/12	74,769	77,006,088	76,453,537	552,551
Euro settling 10/15/12	23,873	29,857,961	30,243,060	(385,099)
Japanese Yen settling 7/13/12	2,000,797	24,692,052	25,033,871	(341,819)
Goldman Sachs International:
Norwegian Krone settling 7/13/12	19,607	3,405,146	3,294,863	110,283
Swedish Krona settling 7/13/12	31,474	4,644,252	4,548,261	95,991
Royal Bank of Canada:
Canadian Dollar settling 7/13/12	30,081	29,922,114	29,539,755	382,359
Swedish Krona settling 7/13/12	34,867	4,828,676	5,038,578	(209,902)

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Royal Bank of Scotland PLC:
Great British Pound settling 7/13/12	12,132	$18,761,167	$19,000,075	$(238,908)
Swiss Franc settling 7/13/12	17,328	19,075,297	18,260,493	814,804
Standard Chartered Bank:
Japanese Yen settling 7/13/12	11,606,389	139,684,547	145,218,552	(5,534,005)
UBS AG:
Australian Dollar settling 7/13/12	3,293	3,386,752	3,367,191	19,561
Euro settling 7/13/12	62,632	82,065,770	79,267,008	2,798,762
Westpac Banking Corp.:
New Zealand Dollar settling 7/13/12	29,064	23,556,663	23,248,980	307,683

				$(10,164,132)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value Unaffiliated issuers (cost $1,161,194,118)	$1,062,053,841	(a)
Affiliated issuers (cost $59,746,259—including investment of cash collateral for securities loaned of $59,746,259)	59,746,259
Cash	761,670	(b)
Foreign currencies, at value (cost $7,708,158)	7,653,260
Unrealized appreciation of forward currency exchange contracts	6,829,685
Dividends and interest receivable	6,625,360
Receivable for investment securities sold and foreign currency transactions	2,514,279
Receivable for variation margin on futures contracts	505,635
Receivable for capital stock sold	205,876

Total assets	1,146,895,865

LIABILITIES
Payable for collateral received on securities loaned	59,746,259
Unrealized depreciation of forward currency exchange contracts	16,993,817
Payable for investment securities purchased and foreign currency transactions	7,062,846
Advisory fee payable	645,098
Payable for capital stock redeemed	562,451
Distribution fee payable	205,439
Administrative fee payable	14,553
Transfer Agent fee payable	154
Accrued expenses and other liabilities	427,399

Total liabilities	85,658,016

NET ASSETS	$1,061,237,849

COMPOSITION OF NET ASSETS
Capital stock, at par	$92,726
Additional paid-in capital	2,255,769,786
Undistributed net investment income	14,481,251
Accumulated net realized loss on investment and foreign currency transactions	(1,100,291,462)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(108,814,452)

	$1,061,237,849

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$46,988,825	4,065,974	$11.56
B	$1,014,249,024	88,659,579	$11.44

(a)	Includes securities on loan with a value of $57,775,543 (see Note E).

(b)	An amount of $761,670 has been segregated to collateralize margin requirements for open futures contracts outstanding at June 30, 2012.

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,380,372)	$26,026,116
Affiliated issuers	48,633
Interest	1,904
Securities lending income	1,193,751

27,270,404

EXPENSES
Advisory fee (see Note B)	4,272,314
Distribution fee—Class B	1,353,922
Transfer agency—Class A	116
Transfer agency—Class B	2,239
Custodian	151,404
Printing	67,950
Audit	39,991
Administrative	25,343
Legal	23,349
Directors’ fees	1,941
Miscellaneous	23,525

Total expenses	5,962,094

Net investment income	21,308,310

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(45,168,713)
Futures contracts	(219,098)
Options written	1,246,998
Foreign currency transactions	1,547,280
Net change in unrealized appreciation/depreciation of:
Investments	42,261,491 (a)
Futures contracts	409,294
Foreign currency denominated assets and liabilities	(11,665,119)

Net loss on investment and foreign currency transactions	(11,587,867)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,720,443

(a)	Net of increase in accrued foreign capital gains taxes of $3,779.

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,308,310		$29,160,097
Net realized loss on investment and foreign currency transactions	(42,593,533)		(10,266,028)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	31,005,666		(276,094,522)

Net increase (decrease) in net assets from operations	9,720,443		(257,200,453)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(3,148,264)
Class B	–0	–	(46,818,834)
Tax return of capital
Class A	–0	–	(39,373)
Class B	–0	–	(585,535)
CAPITAL STOCK TRANSACTIONS
Net decrease	(43,769,801)		(27,178,898)
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note F)	–0	–	(37,567)

Total decrease	(34,049,358)		(335,008,924)
NET ASSETS
Beginning of period	1,095,287,207		1,430,296,131

End of period (including undistributed net investment income of $14,481,251 and distributions in excess of net investment income of ($6,827,059), respectively)	$1,061,237,849		$1,095,287,207

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

12

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$8,123,158		$209,746,295		$–0	–	$217,869,453
Consumer Discretionary	7,711,821		140,761,123		–0	–	148,472,944
Energy	8,871,327		137,129,979		–0	–	146,001,306
Materials	14,342,076		87,809,464		–0	–	102,151,540
Health Care	–0	–	89,737,872		–0	–	89,737,872
Telecommunication Services	–0	–	86,161,751		–0	–	86,161,751
Industrials	–0	–	67,353,260		–0	–	67,353,260
Information Technology	–0	–	66,232,966		–0	–	66,232,966
Consumer Staples	–0	–	57,608,583		–0	–	57,608,583
Utilities	–0	–	33,328,918		–0	–	33,328,918
Short-Term Investments	–0	–	47,135,248		–0	–	47,135,248
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	59,746,259		–0	–	–0	–	59,746,259

Total Investments in Securities	98,794,641		1,023,005,459	+	–0	–	1,121,800,100
Other Financial Instruments* :
Assets:
Futures Contracts	547,584		–0	–	–0	–	547,584	#
Forward Currency Exchange Contracts	–0	–	6,829,685		–0	–	6,829,685
Liabilities:
Forward Currency Exchange Contracts	–0	–	(16,993,817)		–0	–	(16,993,817)

Total	$99,342,225		$1,012,841,327		$–0	–	$1,112,183,552

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps extend through May 1, 2013 and then may be extended by the Adviser for additional one year terms. For the six months ended June 30, 2012, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $25,343.

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AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $872,929, of which $0 and $1,307, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$233,089,049		$294,940,999
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$62,570,684
Gross unrealized depreciation	(161,710,961)

Net unrealized depreciation	$(99,140,277)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2012, the Portfolio held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended June 30, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

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AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2012, the Portfolio held purchased options for hedging purposes. During the six months ended June 30, 2012, the Portfolio held written options for hedging purposes.

For the six months ended June 30, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	–0	–	$–0	–
Options written	53,200		1,366,053
Options expired	–0	–	–0	–
Options bought back	(53,200)		(1,366,053)
Options exercised	–0	–	–0	–

Options written outstanding as of 06/30/12	–0	–	$–0	–

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $6,753,138. If a trigger event had occurred at June 30, 2012, for those derivatives in a net liability position, an amount of $6,753,138 would be required to be posted by the Portfolio.

At June 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,829,685		Unrealized depreciation of forward currency exchange contracts	$16,993,817
Equity contracts	Receivable/Payable for variation margin on futures contracts	547,584	*

Total		$7,377,269			$16,993,817

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,866,766	$(11,751,648)

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,246,998	$–0	–
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,766,270)	–0	–
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(219,098)	409,294

Total		$(2,871,604)	$(11,342,354)

For the six months ended June 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $802,193,785 and the average monthly original value of futures contracts was $11,556,657. For three months of the period, the average monthly cost of purchased options contracts was $7,528,701.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $57,775,543 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $59,746,259. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $1,193,751 and $48,633 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal

18

AllianceBernstein Variable Products Series Fund

risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$35,009	$522,797	$498,060	$59,746	$49

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	339,424		1,263,722	$4,192,707		$17,627,302
Shares issued in reinvestment of dividends	–0	–	251,905	–0	–	3,187,638
Shares redeemed	(1,665,288)		(3,122,480)	(20,203,413)		(44,808,960)

Net decrease	(1,325,864)		(1,606,853)	$(16,010,706)		$(23,994,020)

Class B
Shares sold	5,575,701		11,078,334	$65,138,989		$146,348,238
Shares issued in reinvestment of dividends	–0	–	3,808,040	–0	–	47,404,368
Shares redeemed	(7,578,693)		(14,009,848)	(92,898,084)		(196,937,484)

Net increase (decrease)	(2,002,992)		876,526	$(27,759,095)		$(3,184,878)

The Portfolio reversed a prior period accrual in the amount of $37,567 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading during the year ended December 31, 2011. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I : Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$49,967,098	$39,740,381

Total taxable distributions	49,967,098	39,740,381
Tax return of capital	624,908	–0	–

Total distributions paid	$50,592,006	$39,740,381

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,031,483,019	)(a)
Unrealized appreciation/(depreciation)	(172,862,087	)(b)

Total accumulated earnings/(deficit)	$(1,204,345,106)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $1,018,841,094. At December 31, 2011, the Portfolio had a qualified late-year loss deferral of $3,217,884, a post-October short-term capital loss deferral of $7,569,063 and a post-October long-term capital loss deferral of $1,854,978 which are deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $1,018,841,094 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
706,426	$9,499,757	No expiration

NOTE J : Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

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AllianceBernstein Variable Products Series Fund

NOTE K : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.50	$14.90	$14.70	$11.05	$25.14	$24.96

Income From Investment Operations
Net investment income (a)	.24	.36	.27	.29	.54	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	(3.19)	.39†	3.54	(13.15)	1.07

Net increase (decrease) in net asset value from operations	.06	(2.83)	.66	3.83	(12.61)	1.50

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.56)	(.46)	(.18)	(.23)	(.31)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(1.25)	(1.01)
Tax return of capital	–0	–	(.01)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.57)	(.46)	(.18)	(1.48)	(1.32)

Net asset value, end of period	$11.56	$11.50	$14.90	$14.70	$11.05	$25.14

Total Return
Total investment return based on net asset value (b)	.52%	(19.25)%	4.59%	34.68%	(53.18)%	5.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,989	$62,003	$104,274	$179,342	$155,183	$219,691
Ratio to average net assets of:
Expenses	.81	%(c)	.82%	.85	%(d)	.83%	.81%	.81%
Net investment income	3.87	%(c)	2.55%	1.94	%(d)	2.40%	2.98%	1.68%
Portfolio turnover rate	21%	62%	52%	52%	36%	23%

See footnote summary on page 23.

22

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.40	$14.77	$14.54	$10.93	$24.88	$24.74

Income From Investment Operations
Net investment income (a)	.23	.31	.24	.28	.50	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	(3.14)	.38†	3.47	(13.02)	1.06

Net increase (decrease) in net asset value from operations	.04	(2.83)	.62	3.75	(12.52)	1.42

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.53)	(.39)	(.14)	(.18)	(.27)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(1.25)	(1.01)
Tax return of capital	–0	–	(.01)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	–0	–	(.54)	(.39)	(.14)	(1.43)	(1.28)

Net asset value, end of period	$11.44	$11.40	$14.77	$14.54	$10.93	$24.88

Total Return
Total investment return based on net asset value (b)	.35%	(19.44)%	4.30%	34.36%	(53.28)%	5.58%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,014	$1,033	$1,326	$1,708	$1,659	$2,818
Ratio to average net assets of:
Expenses	1.06	%(c)	1.07%	1.10	%(d)	1.08%	1.06%	1.06%
Net investment income	3.73	%(c)	2.23%	1.73	%(d)	2.38%	2.77%	1.41%
Portfolio turnover rate	21%	62%	52%	52%	36%	23%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

23

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

24

AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (May 2001 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and 3rd out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the since inception period and lagged the Index in all other periods. The directors noted that all reference points showed negative results in the 1- and 5-year periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA International Value Funds Average and the Index.

The directors noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The directors took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The directors were satisfied with the Adviser’s explanation.

Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s

25

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was the same as the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

26

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
International	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,206.9	International Value Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,186 (0.005% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.82% 1.07%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

28

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$1,206.9	International Value Schedule 80 bp on first $25m 60 bp on the next $25m 50 bp on the next $50m 40 bp on the balance Minimum account size $25m	0.417%	0.750%

The Adviser also manages AllianceBernstein International Value Fund, Inc. (“International Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)		Portfolio Advisory Fee(%)
International Value Portfolio	Client # 1	0.75% bp on first $50 million 0.60% bp on next $15 million 0.50% bp on next $70 million 0.40% bp on the balance	0.423		0.750

	Client #2[7]	0.60% of average daily net assets	0.600		0.750

	Client #3	0.35% on the first $1 billion 0.325 % on the balance	0.346		0.750

	Client #4	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.213	[8]	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Portfolio.11

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
International Value Portfolio	0.750	0.755	5/12

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio	0.819	0.842	3/12	0.996	10/82

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The Portfolio’s EG includes the Portfolio, five other VIP International Value funds (“IFVE”), three VIP International Growth funds (“IFGE”) and three VIP International Core funds (“IFCE”).

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

15	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,038,287 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $7,252,929 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

32

AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 29, 2012.23

	Fund	PG Median	PU Median	PG Rank	PU Rank
International Value Portfolio
1 year	–13.97	–8.46	–10.07	6/6	19/23
3 year	18.46	19.75	19.98	4/6	15/20
5 year	–8.43	–2.14	–3.19	6/6	15/15
10 year	5.70	6.28	6.28	3/3	7/11

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	1 Year (%)	3 Year (%)	5 Year (%)		10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
International Value Portfolio	–13.97	18.46	–	8.43	5.70	5.17	22.09	0.28	10
MSCI EAFE Index (Net)	–17.45	19.74	–	2.93	6.31	3.77	18.69	0.32	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,093.40	$4.42	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27	0.85%

Class B
Actual	$1,000	$1,092.10	$5.72	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.52	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$28,694,840	8.0%
Walt Disney Co. (The)	13,556,235	3.8
Google, Inc.—Class A	13,469,225	3.8
Schlumberger Ltd.	12,368,276	3.5
Danaher Corp.	11,905,071	3.3
QUALCOMM, Inc.	11,226,758	3.2
UnitedHealth Group, Inc.	10,194,327	2.9
Oracle Corp.	9,079,290	2.5
Citrix Systems, Inc.	8,861,546	2.5
Cognizant Technology Solutions Corp.—Class A	8,646,000	2.4

	$128,001,568	35.9%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$117,696,580	32.8%
Consumer Discretionary	65,591,225	18.3
Energy	45,054,353	12.6
Health Care	42,229,421	11.8
Producer Durables	38,491,976	10.7
Financial Services	15,585,917	4.4
Materials & Processing	14,783,459	4.1
Consumer Staples	7,059,982	2.0
Short-Term Investments	11,960,077	3.3

Total Investments	$358,452,990	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%

TECHNOLOGY–33.0%
COMMUNICATIONS TECHNOLOGY–3.2%
QUALCOMM, Inc.	201,630	$11,226,758

COMPUTER SERVICES, SOFTWARE & SYSTEMS–19.3%
ANSYS, Inc.(a)	62,672	3,955,230
Citrix Systems, Inc.(a)	105,570	8,861,546
Cognizant Technology Solutions Corp.–Class A(a)	144,100	8,646,000
F5 Networks, Inc.(a)	54,620	5,437,967
Google, Inc.–Class A(a)	23,220	13,469,225
Informatica Corp.(a)	58,260	2,467,894
Intuit, Inc.	116,480	6,913,088
LinkedIn Corp.(a)(b)	21,740	2,310,310
Oracle Corp.	305,700	9,079,290
Salesforce.com, Inc.(a)	15,250	2,108,465
TIBCO Software, Inc.(a)	185,472	5,549,322

		68,798,337

COMPUTER TECHNOLOGY–9.0%
Apple, Inc.(a)	49,135	28,694,840
EMC Corp./MA(a)	136,123	3,488,833

		32,183,673

SEMICONDUCTORS & COMPONENT–1.5%
Broadcom Corp.–Class A(a)	74,394	2,514,517
Xilinx, Inc.	88,570	2,973,295

		5,487,812

		117,696,580

CONSUMER DISCRETIONARY–18.4%
AUTO PARTS–0.7%
BorgWarner, Inc.(a)	36,986	2,425,912

CABLE TELEVISION SERVICES–2.0%
Comcast Corp.–Class A	221,620	7,085,191

CASINOS & GAMBLING–1.5%
Las Vegas Sands Corp.	119,710	5,206,188

COSMETICS–0.7%
Estee Lauder Cos., Inc. (The)–Class A	49,960	2,703,835

DIVERSIFIED RETAIL–1.7%
Amazon.com, Inc.(a)	14,494	3,309,705
Dollar General Corp.(a)	52,842	2,874,076

		6,183,781

ENTERTAINMENT–3.8%
Walt Disney Co. (The)	279,510	13,556,235

LEISURE TIME–1.0%
priceline.com, Inc.(a)	5,210	3,462,149

RECREATIONAL VEHICLES & BOATS–0.7%
Harley-Davidson, Inc.	54,800	$2,506,004

RESTAURANTS–2.1%
Chipotle Mexican Grill, Inc.–Class A(a)	6,230	2,367,089
Starbucks Corp.	98,745	5,265,083

		7,632,172

TEXTILES, APPAREL & SHOES–4.2%
Coach, Inc.	97,850	5,722,268
PVH Corp.	52,015	4,046,247
Ralph Lauren Corp.	14,660	2,053,280
VF Corp.	22,540	3,007,963

		14,829,758

		65,591,225

ENERGY–12.6%
OIL WELL EQUIPMENT & SERVICES–9.2%
FMC Technologies, Inc.(a)	60,995	2,392,834
Halliburton Co.	256,660	7,286,578
National Oilwell Varco, Inc.	88,710	5,716,472
Oceaneering International, Inc.	108,836	5,208,891
Schlumberger Ltd.	190,545	12,368,276

		32,973,051

OIL: CRUDE PRODUCERS–3.4%
Anadarko Petroleum Corp.	31,860	2,109,132
EOG Resources, Inc.	47,615	4,290,587
Noble Energy, Inc.	66,984	5,681,583

		12,081,302

		45,054,353

HEALTH CARE–11.8%
BIOTECHNOLOGY–0.8%
Biogen Idec, Inc.(a)	18,900	2,728,782

HEALTH CARE MANAGEMENT SERVICES–2.8%
UnitedHealth Group, Inc.	174,262	10,194,327

HEALTH CARE SERVICES–1.8%
Express Scripts Holding Co.(a)	54,383	3,036,203
McKesson Corp.	35,680	3,345,000

		6,381,203

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–0.8%
Stryker Corp.	52,690	2,903,219

MEDICAL EQUIPMENT–2.4%
Covidien PLC	116,455	6,230,343
Illumina, Inc.(a)(b)	61,055	2,466,011

		8,696,354

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–3.2%
Allergan, Inc./United States	64,715	$5,990,667
Gilead Sciences, Inc.(a)	54,360	2,787,581
Perrigo Co.	21,600	2,547,288

		11,325,536

		42,229,421

PRODUCER DURABLES–10.8%
AEROSPACE–1.6%
Boeing Co. (The)	79,040	5,872,672

DIVERSIFIED MANUFACTURING OPERATIONS–4.5%
Danaher Corp.	228,592	11,905,071
Dover Corp.	75,840	4,065,783

		15,970,854

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–2.2%
Flowserve Corp.	24,061	2,761,000
Rockwell Automation, Inc.	37,015	2,445,211
Roper Industries, Inc.	25,240	2,488,159

		7,694,370

SCIENTIFIC INSTRUMENTS: ELECTRICAL–2.5%
AMETEK, Inc.	48,904	2,440,799
Emerson Electric Co.	139,830	6,513,281

		8,954,080

		38,491,976

FINANCIAL SERVICES–4.4%
ASSET MANAGEMENT & CUSTODIAN–0.9%
Affiliated Managers Group, Inc.(a)	27,780	3,040,521

DIVERSIFIED FINANCIAL SERVICES–1.5%
Blackstone Group LP	260,444	3,404,003
Goldman Sachs Group, Inc. (The)	21,585	2,069,138

		5,473,141

FINANCIAL DATA & SYSTEMS–1.4%
Visa, Inc.–Class A	41,030	5,072,539

REAL ESTATE–0.6%
CBRE Group, Inc.(a)	122,232	1,999,716

		15,585,917

MATERIALS & PROCESSING–4.2%
COPPER–0.6%
Freeport-McMoRan Copper & Gold, Inc.	60,770	2,070,434

FERTILIZERS–1.4%
Monsanto Co.	61,654	5,103,718

METAL FABRICATING–2.2%
Precision Castparts Corp.	46,260	$7,609,307

		14,783,459

CONSUMER STAPLES–2.0%
FOODS–1.0%
Hershey Co. (The)	48,320	3,480,490

TOBACCO–1.0%
Philip Morris International, Inc.	41,021	3,579,492

		7,059,982

Total Common Stocks (cost $325,223,775)		346,492,913

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.3%
TIME DEPOSIT–3.3%
State Street Time Deposit 0.01%, 7/02/12 (cost $11,960,077)	$11,960	11,960,077

Total Investments Before Security Lending Collateral for Securities Loaned–100.5% (cost $337,183,852)		358,452,990

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–1.2%
INVESTMENT COMPANIES–1.2%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $4,166,900)	4,166,900	4,166,900

TOTAL INVESTMENTS–101.7% (cost $341,350,752)		362,619,890
Other assets less liabilities–(1.7)%		(6,088,090)

NET ASSETS–100.0%		$356,531,800

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $337,183,852)	$358,452,990	(a)
Affiliated issuers (cost $4,166,900—including investment of cash collateral for securities loaned of $4,166,900)	4,166,900
Receivable for investment securities sold	3,478,761
Dividends and interest receivable	247,209
Receivable for capital stock sold	59,243

Total assets	366,405,103

LIABILITIES
Payable for investment securities purchased	4,830,409
Payable for collateral received on securities loaned	4,166,900
Payable for capital stock redeemed	507,148
Advisory fee payable	222,881
Distribution fee payable	40,240
Administrative fee payable	18,206
Transfer Agent fee payable	157
Accrued expenses	87,362

Total liabilities	9,873,303

NET ASSETS	$356,531,800

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,320
Additional paid-in capital	414,880,330
Undistributed net investment income	425,105
Accumulated net realized loss on investment and foreign currency transactions	(80,055,093)
Net unrealized appreciation on investments	21,269,138

	$356,531,800

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$163,397,353	5,563,182	$29.37
B	$193,134,447	6,756,932	$28.58

(a)	Includes securities on loan with a value of $4,212,881 (see Note E).

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,676)	$1,904,715
Affiliated issuers	2,861
Interest	496
Securities lending income	4,824

1,912,896

EXPENSES
Advisory fee (see Note B)	1,414,446
Distribution fee—Class B	254,823
Transfer agency—Class A	2,234
Transfer agency—Class B	2,629
Custodian	60,168
Printing	49,910
Administrative	29,297
Legal	18,908
Audit	18,397
Directors’ fees	1,959
Miscellaneous	5,911

Total expenses	1,858,682

Net investment income	54,214

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	2,013,844
Options written	2,170,126
Net change in unrealized appreciation/depreciation of:
Investments	30,992,664
Options written	(1,244,948)

Net gain on investment transactions	33,931,686

NET INCREASE IN NET ASSETS FROM OPERATIONS	$33,985,900

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$54,214		$779,137
Net realized gain on investment transactions	4,183,970		25,829,747
Net change in unrealized appreciation/depreciation of investments	29,747,716		(38,119,585)

Net increase (decrease) in net assets from operations	33,985,900		(11,510,701)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(618,044)
Class B	–0	–	(187,529)
CAPITAL STOCK TRANSACTIONS
Net decrease	(38,836,954)		(50,797,734)

Total decrease	(4,851,054)		(63,114,008)
NET ASSETS
Beginning of period	361,382,854		424,496,862

End of period (including undistributed net investment income of $425,105 and $370,891, respectively)	$356,531,800		$361,382,854

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$346,492,913		$–0	–	$–0	–	$346,492,913
Short-Term Investments	–0	–	11,960,077		–0	–	11,960,077
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	4,166,900		–0	–	–0	–	4,166,900

Total Investments in Securities	350,659,813		11,960,077		–0	–	362,619,890
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$350,659,813		$11,960,077		$–0	–	$362,619,890

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $29,297.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $270,592, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

10

AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$195,957,941		$239,159,930
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options) are as follows:

Gross unrealized appreciation	$34,608,524
Gross unrealized depreciation	(13,339,386)

Net unrealized appreciation	$21,269,138

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended June 30, 2012, the Portfolio held purchased options for hedging purposes. During the six months ended June 30, 2012, the Portfolio held written options for hedging purposes.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For the six months ended June 30, 2012, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/11	515		$3,042,253
Options written	3,706		391,736
Options expired	(301)		(72,088)
Options bought back	(988)		(3,150,276)
Options exercised	(2,932)		(211,625)

Options written outstanding as of 06/30/12	–0	–	$–0	–

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2012, the Portfolio had no OTC derivatives with contingent features in net liability positions.

At June 30, 2012, the Portfolio had entered into the following derivatives:

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(4,524,730)	$2,845,820
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,170,126	(1,244,948)

Total		$(2,354,604)	$1,600,872

For two months of the period, the average monthly cost of purchased options contracts was $5,596,296.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or

12

AllianceBernstein Variable Products Series Fund

other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $4,212,881 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,166,900. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $4,824 and $2,861 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$1,525	$31,197	$28,555	$4,167	$3

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	48,742		147,718	$1,433,337		$4,187,909
Shares issued in reinvestment of dividends	–0	–	21,343	–0	–	618,044
Shares redeemed	(689,596)		(1,197,862)	(20,474,907)		(33,506,926)

Net decrease	(640,854)		(1,028,801)	$(19,041,570)		$(28,700,973)

Class B
Shares sold	220,040		828,556	$6,320,377		$22,736,245
Shares issued in reinvestment of dividends	–0	–	7,084	–0	–	187,529
Shares redeemed	(903,015)		(1,649,135)	(26,115,761)		(45,020,535)

Net decrease	(682,975)		(813,495)	$(19,795,384)		$(22,096,761)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$805,573	$1,551,902

Total taxable distributions	805,573	1,551,902

Total distributions paid	$805,573	$1,551,902

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$757,963
Accumulated capital and other losses	(84,349,734	)(a)
Unrealized appreciation/(depreciation)	(8,754,979	)(b)

Total accumulated earnings/(deficit)	$(92,346,750)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $81,027,091. During the fiscal year, the Portfolio utilized $25,652,662 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $141,453,681 of capital loss carryforwards expire during the fiscal year. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $2,513,571 and a post-October long-term capital loss deferral of $809,072, which are deemed to arise on January 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

14

AllianceBernstein Variable Products Series Fund

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $81,027,091 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$52,077,408	n/a	2016
28,949,683	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$26.86	$27.79	$25.36	$18.47	$30.61	$26.87

Income From Investment Operations
Net investment income (loss) (a)	.02	.09	.07	.10	.04	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.49	(.93)	2.48	6.82	(12.18)	3.75

Net increase (decrease) in net asset value from operations	2.51	(.84)	2.55	6.92	(12.14)	3.74

Less: Dividends
Dividends from net investment income	–0	–	(.09)	(.12)	(.03)	–0	–	–0	–

Net asset value, end of period	$29.37	$26.86	$27.79	$25.36	$18.47	$30.61

Total Return
Total investment return based on net asset value (b)*	9.34%	(3.04)%	10.10%	37.52%	(39.66)%	13.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,397	$166,654	$200,977	$211,940	$181,452	$395,655
Ratio to average net assets of:
Expenses	.85	%(c)	.84%	.85	%(d)	.88%	.84%	.82%
Net investment income (loss)	.16	%(c)	.33%	.29	%(d)	.47%	.17%	(.03)%
Portfolio turnover rate	54%	89%	105%	97%	89%	92%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$26.17	$27.08	$24.72	$18.03	$29.96	$26.37

Income From Investment Operations
Net investment income (loss) (a)	(.01)	.02	.01	.04	(.02)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.42	(.91)	2.42	6.65	(11.91)	3.67

Net increase (decrease) in net asset value from operations	2.41	(.89)	2.43	6.69	(11.93)	3.59

Less: Dividends
Dividends from net investment income	–0	–	(.02)	(.07)	–0	–	–0	–	–0	–

Net asset value, end of period	$28.58	$26.17	$27.08	$24.72	$18.03	$29.96

Total Return
Total investment return based on net asset value (b)*	9.21%	(3.27)%	9.83%	37.10%	(39.82)%	13.61%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$193,135	$194,729	$223,520	$233,460	$192,976	$393,537
Ratio to average net assets of:
Expenses	1.10	%(c)	1.09%	1.10	%(d)	1.13%	1.09%	1.07%
Net investment income (loss)	(.09	)%(c)	.08%	.04	%(d)	.22%	(.08)%	(.27)%
Portfolio turnover rate	54%	89%	105%	97%	89%	92%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2012 and years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007 by 0.55%, 0.46%, 0.58%, 1.96%, 2.10% and 0.39%, respectively.

See notes to financial statements.

17

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

18

AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (June 1992 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 10-year periods, in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Index in the since inception period and lagged the Index in all other periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had essentially matched the Lipper VA Large Cap Growth Funds Average and outperformed the Index.

The directors noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The directors took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services.

Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

19

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 2 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of the compensation received by the Adviser pursuant to the Advisory Agreement was similar to the Expense Group median. The directors concluded that the Portfolio’s total expense ratio was acceptable, although they noted that it was higher than the Expense Group and the Expense Universe medians, and they asked the Adviser to consider measures to reduce it.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$396.9	Large Cap Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $61,194 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.84%	December 31
Class B 1.09%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

22

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$396.9	Large Cap Growth Schedule 80 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.332%	0.750%

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[7]
American Growth Portfolio Class A	1.50%
Class I (Institutional)	0.70%
The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client # 1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.275%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	It should be noted that Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.750	5/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.841	0.825	10/14	0.793	57/81

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $535,505 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $1,605,724 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,311 from the Portfolio.13

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 29, 2012.20

	Fund	PG Median	PU Median	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	1.90	4.17	5.03	12/13	84/96
3 year	23.09	24.76	25.31	10/13	73/91
5 year	2.80	3.30	3.63	9/10	63/83
10 year	3.08	3.71	3.97	9/10	56/64

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown23

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	1.89	23.09	2.80	3.08	8.36	17.46	0.15	10
Russell 1000 Growth Index	7.62	27.51	4.54	4.30	7.68	16.34	0.22	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,152.90	$4.66	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.54	$4.37	0.87%

Class B
Actual	$1,000	$1,151.60	$5.99	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.62	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$8,715,403	10.7%
American Tower Corp.	5,104,828	6.3
Ventas, Inc.	3,440,671	4.2
Equity Residential	3,279,512	4.0
Boston Properties, Inc.	2,855,441	3.5
Vornado Realty Trust	2,766,301	3.4
Public Storage	2,765,452	3.4
Weyerhaeuser Co.	2,523,326	3.1
AvalonBay Communities, Inc.	2,405,160	2.9
HCP, Inc.	2,316,109	2.8

	$36,172,203	44.3%

INDUSTRY DIVERSIFICATION**

June 30, 2012 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$15,889,989	19.5%
Regional Mall	11,966,147	14.7
Multi-Family	10,293,103	12.7
Health Care	9,582,022	11.8
Office	8,125,742	10.0
Lodging	8,077,736	9.9
Shopping Center/Other Retail	6,463,256	7.9
Self Storage	5,592,139	6.9
Industrial Warehouse Distribution	2,985,287	3.7
Triple Net	1,798,131	2.2
Student Housing	598,098	0.7

Total Investments	$81,371,650	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%
EQUITY: OTHER–33.4%
DIVERSIFIED/SPECIALTY–19.5%
American Tower Corp.	73,020	$5,104,829
Digital Realty Trust, Inc.(a)	23,960	1,798,677
Duke Realty Corp.	75,380	1,103,563
Lexington Realty Trust(a)	95,900	812,273
Plum Creek Timber Co., Inc.	20,150	799,955
Rayonier, Inc.	21,850	981,065
Vornado Realty Trust	32,940	2,766,301
Weyerhaeuser Co.(a)	112,850	2,523,326

		15,889,989

HEALTH CARE–11.7%
HCP, Inc.	52,460	2,316,109
Health Care REIT, Inc.	36,961	2,154,826
LTC Properties, Inc.	16,900	613,132
Omega Healthcare Investors, Inc.	18,520	416,700
Senior Housing Properties Trust	28,700	640,584
Ventas, Inc.	54,510	3,440,671

		9,582,022

TRIPLE NET–2.2%
Entertainment Properties Trust	5,050	207,606
National Retail Properties, Inc.	29,350	830,311
Realty Income Corp.(a)	18,200	760,214

		1,798,131

		27,270,142

RETAIL–22.6%
REGIONAL MALL–14.7%
CBL & Associates Properties, Inc.(a)	26,932	526,251
General Growth Properties, Inc.	80,780	1,461,310
Glimcher Realty Trust	67,438	689,216
Macerich Co. (The)(a)	9,720	573,966
Simon Property Group, Inc.	55,990	8,715,404

		11,966,147

SHOPPING CENTER/OTHER RETAIL–7.9%
DDR Corp.	49,573	725,749
Federal Realty Investment Trust	11,200	1,165,808
Kimco Realty Corp.	29,600	563,288
Regency Centers Corp.	25,280	1,202,570
Retail Opportunity Investments Corp.(a)	75,466	910,120
Tanger Factory Outlet Centers	41,430	1,327,831
Weingarten Realty Investors	21,560	567,890

		6,463,256

		18,429,403

RESIDENTIAL–20.2%
MULTI-FAMILY–12.6%
Associated Estates Realty Corp.	12,590	188,221
AvalonBay Communities, Inc.	17,000	2,405,160
BRE Properties, Inc.	13,590	679,772
Camden Property Trust	13,865	938,245
Equity Residential	52,590	3,279,512

Essex Property Trust, Inc.	6,050	$931,216
Post Properties, Inc.	9,690	474,325
UDR, Inc.	54,050	1,396,652

		10,293,103

SELF STORAGE–6.9%
CubeSmart	33,000	385,110
Extra Space Storage, Inc.	44,971	1,376,113
Public Storage	19,150	2,765,452
Sovran Self Storage, Inc.	21,271	1,065,464

		5,592,139

STUDENT HOUSING–0.7%
Education Realty Trust, Inc.	53,980	598,098

		16,483,340

OFFICE–9.9%
OFFICE–9.9%
Boston Properties, Inc.	26,349	2,855,441
Brandywine Realty Trust	25,310	312,325
Corporate Office Properties Trust	12,430	292,229
Douglas Emmett, Inc.	54,340	1,255,254
Kilroy Realty Corp.	24,584	1,190,112
Liberty Property Trust(a)	9,240	340,402
Mack-Cali Realty Corp.	15,290	444,480
PS Business Parks, Inc.	3,140	212,641
SL Green Realty Corp.	15,240	1,222,858

		8,125,742

LODGING–9.9%
LODGING–9.9%
FelCor Lodging Trust, Inc.(b)	222,105	1,043,893
Hospitality Properties Trust	8,940	221,444
Host Hotels & Resorts, Inc.	71,060	1,124,169
Intercontinental Hotels Group PLC	34,900	840,200
LaSalle Hotel Properties(a)	45,297	1,319,955
Pebblebrook Hotel Trust	45,120	1,051,747
RLJ Lodging Trust	18,850	341,751
Starwood Hotels & Resorts Worldwide, Inc.	7,780	412,651
Strategic Hotels & Resorts, Inc.(b)	166,230	1,073,846
Sunstone Hotel Investors, Inc.(b)	58,970	648,080

		8,077,736

INDUSTRIALS–3.7%
INDUSTRIAL WAREHOUSE DISTRIBUTION–3.7%
EastGroup Properties, Inc.	13,370	712,621
ProLogis, Inc.	68,392	2,272,666

		2,985,287

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $66,682,883)		$81,371,650

3

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–5.3%
INVESTMENT COMPANIES–5.3%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $4,293,767)	4,293,767	$4,293,767

TOTAL INVESTMENTS–105.0% (cost $70,976,650)		85,665,417
Other assets less liabilities–(5.0)%		(4,049,774)

NET ASSETS–100.0%		$81,615,643

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $66,682,883)	$81,371,650	(a)
Affiliated issuers (cost $4,293,767—including investment of cash collateral for securities loaned of $4,293,767)	4,293,767
Foreign currencies, at value (cost $7,330)	7,473
Receivable for investment securities sold	3,392,555
Dividends and interest receivable	190,916
Receivable for capital stock sold	80,932

Total assets	89,337,293

LIABILITIES
Due to custodian	149,600
Payable for collateral received on securities loaned	4,293,767
Payable for investment securities purchased	3,047,367
Payable for capital stock redeemed	111,627
Advisory fee payable	36,678
Administrative fee payable	15,935
Distribution fee payable	3,005
Transfer Agent fee payable	146
Accrued expenses	63,525

Total liabilities	7,721,650

NET ASSETS	$81,615,643

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,111
Additional paid-in capital	51,425,493
Undistributed net investment income	1,935,255
Accumulated net realized gain on investment and foreign currency transactions	13,559,874
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	14,688,910

	$81,615,643

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,842,769	5,005,982	$13.35
B	$14,772,874	1,104,979	$13.37

(a)	Includes securities on loan with a value of $4,271,378 (see Note E).

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$1,247,695
Affiliated issuers	2,745
Interest	44
Securities lending income	3,404

1,253,888

EXPENSES
Advisory fee (see Note B)	221,202
Distribution fee—Class B	17,761
Transfer agency—Class A	918
Transfer agency—Class B	196
Custodian	44,226
Administrative	26,951
Audit	21,710
Legal	14,822
Printing	13,372
Directors’ fees	1,973
Miscellaneous	3,331

Total expenses	366,462

Net investment income	887,426

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,319,233
Foreign currency transactions	(2,027)
Net change in unrealized appreciation/depreciation of:
Investments	6,020,303
Foreign currency denominated assets and liabilities	224

Net gain on investment and foreign currency transactions	10,337,733

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,225,159

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$887,426		$663,371
Net realized gain on investment and foreign currency transactions	4,317,206		10,132,203
Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	6,020,527		(4,144,270)

Net increase in net assets from operations	11,225,159		6,651,304
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(926,394)
Class B	–0	–	(175,422)
Net realized gain on investment transactions
Class A	–0	–	(6,988,236)
Class B	–0	–	(1,581,076)
CAPITAL STOCK TRANSACTIONS
Net decrease	(6,238,366)		(1,323,767)

Total increase (decrease)	4,986,793		(4,343,591)
NET ASSETS
Beginning of period	76,628,850		80,972,441

End of period (including undistributed net investment income of $1,935,255 and $1,047,829, respectively)	$81,615,643		$76,628,850

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Equity: Other	$27,270,142		$–0	–	$–0	–	$27,270,142
Retail	18,429,403		–0	–	–0	–	18,429,403
Residential	16,483,340		–0	–	–0	–	16,483,340
Office	8,125,742		–0	–	–0	–	8,125,742
Lodging	7,237,536		840,200		–0	–	8,077,736
Industrials	2,985,287		–0	–	–0	–	2,985,287
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	4,293,767		–0	–	–0	–	4,293,767

Total Investments in Securities	84,825,217		840,200		–0	–	85,665,417
Other Financial Instruments*:	–0	–	–0	–	–0	–	–0	–
Total	$84,825,217		$840,200		$–0	–	$85,665,417

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $26,951.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $129,304, of which $0 and $70, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

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AllianceBernstein Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$51,538,089		$56,526,525
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$14,780,909
Gross unrealized depreciation	(92,142)

Net unrealized appreciation	$14,688,767

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $4,271,378 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,293,767. The cash collateral will be

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REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $3,404 and $2,745 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$5,385	$20,266	$21,357	$4,294	$3

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	233,330		508,434	$2,946,828		$5,874,945
Shares issued in reinvestment of dividends and distributions	–0	–	663,422	–0	–	7,914,630
Shares redeemed	(677,455)		(1,254,474)	(8,439,803)		(14,772,917)

Net decrease	(444,125)		(82,618)	$(5,492,975)		$(983,342)

Class B
Shares sold	101,553		195,142	$1,305,661		$2,318,319
Shares issued in reinvestment of dividends and distributions	–0	–	146,619	–0	–	1,756,498
Shares redeemed	(162,924)		(377,447)	(2,051,052)		(4,415,242)

Net decrease	(61,371)		(35,686)	$(745,391)		$(340,425)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in

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AllianceBernstein Variable Products Series Fund

significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,768,593	$931,194

Net long-term capital gains	7,902,535	–0	–

Total taxable distributions paid	$9,671,128	$931,194

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,096,729
Undistributed capital gains	8,437,330
Unrealized appreciation/(depreciation)	8,424,821	(a)

Total accumulated earnings/(deficit)	$18,958,880

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011	2010		2009	2008	2007
Net asset value, beginning of period	$11.58		$12.02	$9.64		$7.86	$16.23	$22.83

Income From Investment Operations
Net investment income (a)	.14		.11	.23		.19	.26	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.63		1.02	2.30		1.98	(4.38)	(2.91)

Net increase (decrease) in net asset value from operations	1.77		1.13	2.53		2.17	(4.12)	(2.69)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.18)	(.15)		(.23)	(.26)	(.30)
Distributions from net realized gain on investment transactions	–0	–	(1.39)	–0	–	(.16)	(3.99)	(3.61)

Total dividends and distributions	–0	–	(1.57)	(.15)		(.39)	(4.25)	(3.91)

Net asset value, end of period	$13.35		$11.58	$12.02		$9.64	$7.86	$16.23

Total Return
Total investment return based on net asset value (b)	15.29%		9.03%*	26.34%		29.46%	(35.68)%	(14.53)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,843		$63,093	$66,493		$38,317	$24,082	$50,015
Ratio to average net assets of:
Expenses	.87	%(c)	.88%	.87	%(d)	1.25%	1.01%	.85%
Net investment income	2.25	%(c)	.91%	2.15	%(d)	2.50%	2.13%	1.09%
Portfolio turnover rate	64%		114%	132%		94%	46%	51%

See footnote summary on page 15.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011	2010		2009	2008	2007
Net asset value, beginning of period	$11.61		$12.05	$9.67		$7.86	$16.20	$22.80

Income From Investment Operations
Net investment income (a)	.13		.08	.20		.20	.22	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.63		1.02	2.31		1.97	(4.37)	(2.90)

Net increase (decrease) in net asset value from operations	1.76		1.10	2.51		2.17	(4.15)	(2.74)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.15)	(.13)		(.20)	(.20)	(.25)
Distributions from net realized gain on investment transactions	–0	–	(1.39)	–0	–	(.16)	(3.99)	(3.61)

Total dividends and distributions	–0	–	(1.54)	(.13)		(.36)	(4.19)	(3.86)

Net asset value, end of period	$13.37		$11.61	$12.05		$9.67	$7.86	$16.20

Total Return
Total investment return based on net asset value (b)	15.16%		8.75%*	26.05%		29.22%	(35.82)%	(14.76)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,773		$13,536	$14,479		$12,517	$11,104	$22,281
Ratio to average net assets of:
Expenses	1.12	%(c)	1.13%	1.13	%(d)	1.53%	1.26%	1.10%
Net investment income	2.01	%(c)	.64%	1.89	%(d)	2.67%	1.83%	.80%
Portfolio turnover rate	64%		114%	132%		94%	46%	51%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

See notes to financial statements.

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REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The direc-

16

AllianceBernstein Variable Products Series Fund

tors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index (the “FTSE NAREIT Equity REIT Index”) and the Standard & Poor’s 500 Stock Index (the “S&P 500 Stock Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the indices) the since inception period (January 1997 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio lagged the FTSE NAREIT Equity REIT Index in the 3-year period but outperformed that index in all other periods. The Portfolio lagged the S&P 500 Stock Index in the 5-year period and outperformed that index in all other periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Real Estate Funds Average and the FTSE NAREIT Equity REIT Index but lagged the S&P 500 Index. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. Applying the institutional fee schedule to the level of assets of the Portfolio would result in a higher fee rate than that being paid by the Portfolio prior to taking account of the administrative expense reimbursements to the Adviser. The directors noted that adding the administrative expense reimbursement to the Adviser resulted in a lower rate of total compensation to the Adviser under the institutional fee schedule. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group median and essentially the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$82.7	Real Estate Investment Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

19

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $59,827 (0.08% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.88% Class B 1.13%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$82.7	U.S. REIT Strategy Schedule 70 bp on first $25m 60 bp on next $25m 50 on the balance Minimum account size $25m	0.595%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

20

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a substantially somewhat investment style as the Portfolio. Set forth below is the fee schedule of Global Real Estate Investment Fund, Inc.6 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8	The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

21

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.830	1/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	0.877	0.880	7/15	0.879	12/24

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $35,303 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $127,727 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional

15	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

	Fund	PG Median	PU Median	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	–1.29	3.49	4.14	11/15	20/24
3 year	37.39	37.01	39.88	7/14	14/23
5 year	–2.05	–2.64	–1.88	6/12	12/21
10 year	10.67	9.93	10.40	3/8	5/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	7.92	41.53	–0.29	11.66	9.70	24.97	0.46	10
FTSE NAREIT Equity REIT Index[26]	4.80	41.85	–1.53	10.55	9.16	25.66	0.45	10
S&P 500 Stock Index	5.12	25.56	1.58	4.17	5.85	N/A	N/A	10
Inception Date: January 9, 1997

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG/PU are identical to the Portfolio’s respective EG/EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

24

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,117.00	$6.21	1.18%
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92	1.18%

Class B
Actual	$1,000	$1,115.60	$7.57	1.44%
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.22	1.44%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

SMALL CAP GROWTH FUND
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Life Time Fitness, Inc.	$986,477	1.8%
CoStar Group, Inc.	981,383	1.7
DealerTrack Holdings, Inc.	962,346	1.7
Akorn, Inc.	959,242	1.7
Aspen Technology, Inc.	934,079	1.7
Cadence Design Systems, Inc.	846,670	1.5
Grand Canyon Education, Inc.	836,616	1.5
TrueBlue, Inc.	828,149	1.5
SXC Health Solutions Corp.	824,534	1.5
Hibbett Sports, Inc.	793,801	1.4

	$8,953,297	16.0%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$13,413,312	23.6%
Information Technology	13,129,363	23.1
Consumer Discretionary	10,862,229	19.1
Health Care	10,469,018	18.4
Energy	3,805,070	6.7
Financials	2,504,489	4.4
Materials	574,560	1.0
Consumer Staples	412,370	0.7
Short-Term Investments	1,742,200	3.0

Total Investments	$56,912,611	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%
INDUSTRIALS–23.9%
AEROSPACE & DEFENSE–2.0%
Hexcel Corp.(a)	29,940	$772,152
Keyw Holding Corp. (The)(a)(b)	37,993	381,450

		1,153,602

BUILDING PRODUCTS–0.7%
Simpson Manufacturing Co., Inc.	14,024	413,848

COMMERCIAL SERVICES & SUPPLIES–1.2%
Interface, Inc.	48,210	657,102

CONSTRUCTION & ENGINEERING–1.3%
Dycom Industries, Inc.(a)	37,971	706,640

ELECTRICAL EQUIPMENT–1.1%
AMETEK, Inc.	4,300	214,613
Thermon Group Holdings, Inc.(a)(b)	19,548	404,839

		619,452

INDUSTRIAL CONGLOMERATES–0.6%
Carlisle Cos., Inc.	6,420	340,389

MACHINERY–9.9%
Actuant Corp.–Class A	22,900	621,964
Chart Industries, Inc.(a)	8,370	575,521
Gardner Denver, Inc.	8,100	428,571
IDEX Corp.	17,455	680,396
Lincoln Electric Holdings, Inc.	13,720	600,799
Middleby Corp.(a)	7,260	723,169
RBC Bearings, Inc.(a)	13,129	621,002
Robbins & Myers, Inc.	13,465	563,106
Valmont Industries, Inc.	6,031	729,570

		5,544,098

MARINE–1.2%
Kirby Corp.(a)	13,833	651,258

PROFESSIONAL SERVICES–3.5%
Advisory Board Co. (The)(a)	12,260	607,974
RPX Corp.(a)	39,109	561,214
TrueBlue, Inc.(a)	53,498	828,149

		1,997,337

ROAD & RAIL–1.0%
Genesee & Wyoming, Inc.–Class A(a)	10,700	565,388

TRADING COMPANIES & DISTRIBUTORS–1.4%
United Rentals, Inc.(a)	22,450	764,198

		13,413,312

INFORMATION TECHNOLOGY–23.4%
COMMUNICATIONS EQUIPMENT–2.1%
Aruba Networks, Inc.(a)(b)	8,710	131,085
Ciena Corp.(a)(b)	31,232	511,268

Netgear, Inc.(a)	16,270	$561,478

		1,203,831

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Audience, Inc.(a)(b)	14,150	272,812

INTERNET SOFTWARE & SERVICES–4.3%
Bazaarvoice, Inc.(a)(b)	14,796	269,287
CoStar Group, Inc.(a)	12,086	981,383
DealerTrack Holdings, Inc.(a)	31,961	962,346
ExactTarget, Inc.(a)(b)	8,744	191,144

		2,404,160

IT SERVICES–1.0%
ServiceSource International, Inc.(a)(b)	39,065	541,050

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.1%
Entegris, Inc.(a)	32,427	276,926
Fairchild Semiconductor International, Inc.(a)	39,399	555,526
Mellanox Technologies Ltd.(a)(b)	10,230	724,693
Semtech Corp.(a)	29,490	717,197
Teradyne, Inc.(a)	41,560	584,334
Veeco Instruments, Inc.(a)(b)	16,520	567,627

		3,426,303

SOFTWARE–9.4%
Aspen Technology, Inc.(a)	40,349	934,079
Cadence Design Systems, Inc.(a)	77,040	846,670
Fortinet, Inc.(a)	24,983	580,105
Informatica Corp.(a)	2,440	103,359
MICROS Systems, Inc.(a)	14,314	732,877
QLIK Technologies, Inc.(a)	30,544	675,633
ServiceNow, Inc.(a)	3,573	87,896
SolarWinds, Inc.(a)	16,430	715,691
Synchronoss Technologies, Inc.(a)	12,809	236,582
TIBCO Software, Inc.(a)	12,310	368,315

		5,281,207

		13,129,363

CONSUMER DISCRETIONARY–19.4%
DISTRIBUTORS–0.9%
LKQ Corp.(a)	15,650	522,710

DIVERSIFIED CONSUMER SERVICES–1.5%
Grand Canyon Education, Inc.(a)	39,953	836,616

HOTELS, RESTAURANTS & LEISURE–4.6%
BJ’s Restaurants, Inc.(a)	10,605	402,990
Life Time Fitness, Inc.(a)	21,210	986,477
Orient-Express Hotels Ltd.–Class A(a)	58,070	486,046

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Panera Bread Co.–Class A(a)	5,070	$706,961

		2,582,474

HOUSEHOLD DURABLES–0.8%
Skullcandy, Inc.(a)(b)	32,052	453,536

MEDIA–1.9%
National CineMedia, Inc.	39,790	603,614
Pandora Media, Inc.(a)(b)	40,770	443,170

		1,046,784

SPECIALTY RETAIL–9.7%
Cabela’s, Inc.(a)	14,515	548,812
Dick’s Sporting Goods, Inc.	14,910	715,680
Francesca’s Holdings Corp.(a)	27,828	751,634
Hibbett Sports, Inc.(a)	13,755	793,801
Select Comfort Corp.(a)	32,120	671,951
Ulta Salon Cosmetics & Fragrance, Inc.	5,500	513,590
Vitamin Shoppe, Inc.(a)	12,440	683,329
Zumiez, Inc.(a)	18,720	741,312

		5,420,109

		10,862,229

HEALTH CARE–18.6%
BIOTECHNOLOGY–6.0%
Achillion Pharmaceuticals, Inc.(a)(b)	28,680	177,816
Amarin Corp. PLC (ADR)(a)(b)	22,710	328,387
Ariad Pharmaceuticals, Inc.(a)	28,360	488,076
Arqule, Inc.(a)	45,787	271,517
Cepheid, Inc.(a)	16,842	753,679
Ironwood Pharmaceuticals, Inc.(a)	25,637	353,278
Onyx Pharmaceuticals, Inc.(a)	4,910	326,269
Pharmacyclics, Inc.(a)(b)	6,990	381,724
Synageva BioPharma Corp.(a)(b)	2,895	117,421
TESARO, Inc.(a)	11,590	162,144

		3,360,311

HEALTH CARE EQUIPMENT & SUPPLIES–3.7%
HeartWare International, Inc.(a)(b)	2,490	221,112
NxStage Medical, Inc.(a)	33,212	556,633
Sirona Dental Systems, Inc.(a)	13,424	604,214
Volcano Corp.(a)	23,884	684,277

		2,066,236

HEALTH CARE PROVIDERS & SERVICES–3.4%
AMERIGROUP Corp.(a)	11,377	749,858
HMS Holdings Corp.(a)	15,185	505,813
Mednax, Inc.(a)	9,717	666,003

		1,921,674

HEALTH CARE TECHNOLOGY–1.4%
SXC Health Solutions Corp.(a)(b)	8,311	824,534

PHARMACEUTICALS–4.1%
Akorn, Inc.(a)	60,827	959,242
MAP Pharmaceuticals, Inc.(a)(b)	18,600	278,628

Optimer Pharmaceuticals, Inc.(a)(b)	20,746	$321,978
Questcor Pharmaceuticals, Inc.(a)(b)	13,832	736,415

		2,296,263

		10,469,018

ENERGY–6.8%
ENERGY EQUIPMENT & SERVICES–4.0%
Dril-Quip, Inc.(a)	6,420	421,088
Forum Energy Technologies, Inc.(a)(b)	10,530	207,336
Oceaneering International, Inc.	12,845	614,762
Oil States International, Inc.(a)	8,687	575,079
Superior Energy Services, Inc.(a)	21,047	425,781

		2,244,046

OIL, GAS & CONSUMABLE FUELS–2.8%
Laredo Petroleum Holdings, Inc.(a)	15,400	320,320
Matador Resources Co.(a)	39,130	420,256
Oasis Petroleum, Inc.(a)	19,535	472,356
SM Energy Co.	7,088	348,092

		1,561,024

		3,805,070

FINANCIALS–4.5%
CAPITAL MARKETS–2.3%
Affiliated Managers Group, Inc.(a)	6,600	722,370
Stifel Financial Corp.(a)	18,116	559,784

		1,282,154

COMMERCIAL BANKS–2.2%
Iberiabank Corp.	11,689	589,710
Signature Bank/New York NY(a)	10,376	632,625

		1,222,335

		2,504,489

MATERIALS–1.0%
CHEMICALS–1.0%
PolyOne Corp.	42,000	574,560

CONSUMER STAPLES–0.7%
FOOD & STAPLES RETAILING–0.7%
Chefs’ Warehouse, Inc. (The)(a)	22,846	412,370

Total Common Stocks (cost $47,691,936)		55,170,411

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–3.1%
TIME DEPOSIT–3.1%
State Street Time Deposit 0.01%, 7/02/12 (cost $1,742,200)	$1,742	$1,742,200

Total Investments Before Security Lending Collateral for Securities Loaned–101.4% (cost $49,434,136)		56,912,611

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–14.0%
INVESTMENT COMPANIES–14.0%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $7,851,529)	7,851,529	$7,851,529

TOTAL INVESTMENTS–115.4% (cost $57,285,665)		64,764,140
Other assets less liabilities–(15.4)%		(8,642,367)

NET ASSETS–100.0%		$56,121,773

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $49,434,136)	$56,912,611	(a)
Affiliated issuers (cost $7,851,529—including investment of cash collateral for securities loaned of $7,851,529)	7,851,529
Receivable for investment securities sold	499,829
Receivable for capital stock sold	32,720
Dividends and interest receivable	18,433

Total assets	65,315,122

LIABILITIES
Payable for collateral received on securities loaned	7,851,529
Payable for investment securities purchased	1,187,404
Advisory fee payable	34,121
Payable for capital stock redeemed	23,856
Administrative fee payable	15,521
Distribution fee payable	6,036
Transfer Agent fee payable	129
Accrued expenses	74,753

Total liabilities	9,193,349

NET ASSETS	$56,121,773

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,988
Additional paid-in capital	39,488,925
Accumulated net investment loss	(343,649)
Accumulated net realized gain on investment transactions	9,495,034
Net unrealized appreciation on investments	7,478,475

	$56,121,773

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,301,641	1,378,123	$19.09
B	$29,820,132	1,609,625	$18.53

(a)	Includes securities on loan with a value of $7,951,228 (see Note E).

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$77,516
Affiliated issuers	3,362
Interest	61
Securities lending income	27,040

107,979

EXPENSES
Advisory fee (see Note B)	236,332
Distribution fee—Class B	37,517
Transfer agency—Class A	864
Transfer agency—Class B	803
Custodian	55,172
Administrative	26,450
Audit	18,303
Printing	17,654
Legal	15,226
Directors’ fees	1,943
Miscellaneous	1,865

Total expenses	412,129

Net investment loss	(304,150)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	8,528,003
Net change in unrealized appreciation/depreciation of investments	(539,869)

Net gain on investment transactions	7,988,134

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,683,984

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(304,150)	$(591,207)
Net realized gain on investment transactions	8,528,003	10,043,475
Net change in unrealized appreciation/depreciation of investments	(539,869)	(7,045,161)

Net increase in net assets from operations	7,683,984	2,407,107
CAPITAL STOCK TRANSACTIONS
Net decrease	(10,596,243)	(1,519,142)

Total increase (decrease)	(2,912,259)	887,965
NET ASSETS
Beginning of period	59,034,032	58,146,067

End of period (including accumulated net investment loss of ($343,649) and ($39,499), respectively)	$56,121,773	$59,034,032

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets
Common Stocks*	$55,170,411		$–0	–	$–0	–	$55,170,411
Short-Term Investments	–0	–	1,742,200		–0	–	1,742,200
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	7,851,529		–0	–	–0	–	7,851,529

Total Investments in Securities	63,021,940		1,742,200		–0	–	64,764,140
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$63,021,940		$1,742,200		$–0	–	$64,764,140

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years

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AllianceBernstein Variable Products Series Fund

(the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $26,450.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $64,266, of which $12 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$39,309,886		$50,209,181
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,684,840
Gross unrealized depreciation	(1,206,365)

Net unrealized appreciation	$7,478,475

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $7,951,228 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $7,851,529. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $27,040 and $3,362 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the

12

AllianceBernstein Variable Products Series Fund

collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$3,132	$21,957	$17,237	$7,852	$3
NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Class A
Shares sold	797,829	410,931	$15,089,723	$7,025,095
Shares redeemed	(1,138,670)	(466,036)	(22,085,158)	(7,929,210)

Net decrease	(340,841)	(55,105)	$(6,995,435)	$(904,115)

Class B
Shares sold	378,621	714,890	$6,919,582	$12,042,216
Shares redeemed	(555,333)	(756,058)	(10,520,390)	(12,657,243)

Net decrease	(176,712)	(41,168)	$(3,600,808)	$(615,027)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Components of Accumulated Earnings (Deficit)

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$2,186,574
Accumulated capital and other losses	(36,340	)(a)
Unrealized appreciation/(depreciation)	6,795,641	(b)

Total accumulated earnings/(deficit)	$8,945,875

(a)	During the fiscal year, the Portfolio utilized $7,770,663 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a qualified late-year loss deferral of $36,340, which is deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007
Net asset value, beginning of period	$17.09		$16.36		$11.95		$8.43		$15.48	$13.57

Income From Investment Operations
Net investment loss (a)	(.08)		(.15)		(.13)		(.13)		(.13)	(.12)
Net realized and unrealized gain (loss) on investment transactions	2.08		.88		4.54		3.65		(6.92)	2.03
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00 (b)	–0	–

Net increase (decrease) in net asset value from operations	2.00		.73		4.41		3.52		(7.05)	1.91

Net asset value, end of period	$19.09		$17.09		$16.36		$11.95		$8.43	$15.48

Total Return
Total investment return based on net asset value (c)	11.70%		4.46	%*	36.90	%*	41.76	%*	(45.54)%*	14.08%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,302		$29,369		$29,018		$22,876		$18,003	$39,867
Ratio to average net assets of:
Expenses	1.18	%(d)	1.18%		1.37	%(e)	1.62%		1.32%	1.20%
Net investment loss	(.84	)%(d)	(.85)%		(1.00	)%(e)	(1.33)%		(1.02)%	(.81)%
Portfolio turnover rate	63%		92%		95%		106%		129%	88%

See footnote summary on page 17.

15

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31,
			2011		2010		2009		2008	2007
Net asset value, beginning of period	$16.61		$15.94		$11.67		$8.26		$15.19	$13.36

Income From Investment Operations
Net investment loss (a)	(.10)		(.19)		(.16)		(.15)		(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.02		.86		4.43		3.56		(6.78)	1.98
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00 (b)	–0	–

Net increase (decrease) in net asset value from operations	1.92		.67		4.27		3.41		(6.93)	1.83

Net asset value, end of period	$18.53		$16.61		$15.94		$11.67		$8.26	$15.19

Total Return
Total investment return based on net asset value (c)	11.56%		4.20	%*	36.59	%*	41.28	%*	(45.62)%*	13.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,820		$29,665		$29,128		$14,796		$11,111	$24,937
Ratio to average net assets of:
Expenses	1.44	%(d)	1.43%		1.62	%(e)	1.87%		1.60%	1.44%
Net investment loss	(1.10	)%(d)	(1.11)%		(1.23	)%(e)	(1.58)%		(1.29)%	(1.05)%
Portfolio turnover rate	63%		92%		95%		106%		129%	88%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008 by 0.09%, 0.05%, 0.28% and 0.40%, respectively.

See notes to financial statements.

17

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The

18

AllianceBernstein Variable Products Series Fund

directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (August 1996 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio outperformed the Index in all periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Small Cap Growth Funds Average and the Index. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. Applying the institutional fee schedule to the level of assets of the Portfolio would result in a higher fee rate than that being paid by the Portfolio (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

19

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratio of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expense way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 10 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was the same as the Expense Group median. The directors concluded that the Portfolio’s total expense ratio was acceptable, although they noted that it was higher than the Expense Group and the Expense Universe medians, and they asked the Adviser to consider measures to reduce it.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$73.9	Small Cap Growth Portfolio

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,013 (0.10% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.18%	December 31
Class B 1.43%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$73.9	Small Cap Growth Schedule 100 bp on first $50m 85 bp on the next $50m 75 bp on the balance Minimum account size $25m	0.951%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Fund	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	Client #1[8,9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.617	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other accounts of the client for purposes of calculating the investment advisory fee.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.850	3/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.178	1.000	12/13	0.964	37/38

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2011, relative to 2010.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $76,454 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $387,183 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

15	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

	Fund	PG Median	PU Median	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	10.28	1.67	3.06	1/13	2/43
3 year	38.31	29.67	30.12	1/13	3/40
5 year	6.86	4.68	4.00	1/10	2/36
10 year	7.84	5.75	6.73	2/9	7/29

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 29, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	10.28	38.31	6.86	7.84	5.33	22.19	0.37	10
Russell 2000 Growth Index	2.38	31.21	3.93	6.67	5.06	20.87	0.37	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,069.20	$4.27	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,020.74	$4.17	0.83%

Class B
Actual	$1,000	$1,067.60	$5.55	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.42	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
PNM Resources, Inc.	$6,972,654	1.4%
LifePoint Hospitals, Inc.	6,861,486	1.4
NV Energy, Inc.	6,757,049	1.4
Constellation Brands, Inc.—Class A	6,747,005	1.4
UGI Corp.	6,729,758	1.4
Atmos Energy Corp.	6,587,899	1.4
Fidelity National Financial, Inc.—Class A	6,512,576	1.4
Zions Bancorporation	6,505,506	1.4
Torchmark Corp.	6,494,158	1.4
Aspen Insurance Holdings Ltd.	6,492,674	1.3

	$66,660,765	13.9%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$152,978,244	32.4%
Information Technology	77,081,199	16.3
Consumer Discretionary	69,645,613	14.7
Industrials	49,251,408	10.4
Utilities	38,874,234	8.2
Energy	30,806,227	6.5
Consumer Staples	21,378,565	4.5
Health Care	16,851,084	3.6
Materials	15,175,027	3.2
Short-Term Investments	1,066,029	0.2

Total Investments	$473,107,630	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.3%
FINANCIALS–31.8%
CAPITAL MARKETS–1.3%
Legg Mason, Inc.	227,840	$6,008,141

COMMERCIAL BANKS–10.3%
Associated Banc-Corp	439,710	5,799,775
CapitalSource, Inc.	957,670	6,435,543
Comerica, Inc.	208,610	6,406,413
First Niagara Financial Group, Inc.	691,590	5,290,664
Huntington Bancshares, Inc./OH	991,590	6,346,176
Popular, Inc.(a)	218,261	3,625,310
Susquehanna Bancshares, Inc.	577,654	5,949,836
Webster Financial Corp.	142,040	3,076,586
Zions Bancorporation	334,990	6,505,506

		49,435,809

INSURANCE–9.9%
Amtrust Financial Services, Inc.(b)	145,580	4,325,182
Aspen Insurance Holdings Ltd.	224,660	6,492,674
Endurance Specialty Holdings Ltd.	166,940	6,397,141
Fidelity National Financial, Inc.–Class A	338,140	6,512,576
Platinum Underwriters Holdings Ltd.	164,130	6,253,353
Reinsurance Group of America, Inc.–Class A	117,160	6,234,084
Torchmark Corp.	128,470	6,494,158
Unum Group	260,920	4,991,400

		47,700,568

REAL ESTATE INVESTMENT TRUSTS (REITs)–9.4%
BioMed Realty Trust, Inc.	341,800	6,384,824
BRE Properties, Inc.	105,110	5,257,602
Camden Property Trust	78,860	5,336,456
DiamondRock Hospitality Co.	426,780	4,353,156
Entertainment Properties Trust	144,290	5,931,762
Glimcher Realty Trust	554,660	5,668,625
Home Properties, Inc.	61,700	3,785,912
Mid-America Apartment Communities, Inc.	82,400	5,622,976
Plum Creek Timber Co., Inc.	74,580	2,960,826

		45,302,139

THRIFTS & MORTGAGE FINANCE–0.9%
Washington Federal, Inc.	268,300	4,531,587

		152,978,244

INFORMATION TECHNOLOGY–16.0%
COMPUTERS & PERIPHERALS–0.6%
NCR Corp.(a)	135,160	3,072,187

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–8.0%
Anixter International, Inc.	50,620	$2,685,391
Arrow Electronics, Inc.(a)	167,690	5,501,909
AU Optronics Corp. (Sponsored ADR)	1,039,032	4,176,909
Avnet, Inc.(a)	183,620	5,666,513
Flextronics International Ltd.(a)	671,360	4,162,432
Ingram Micro, Inc.–Class A(a)	214,600	3,749,062
Insight Enterprises, Inc.(a)	211,560	3,560,555
TTM Technologies, Inc.(a)	496,872	4,675,565
Vishay Intertechnology, Inc.(a)	442,910	4,176,641

		38,354,977

IT SERVICES–2.3%
Amdocs Ltd.(a)	203,140	6,037,321
Convergys Corp.	354,310	5,233,158

		11,270,479

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
Amkor Technology, Inc.(a) (b)	734,510	3,584,409
Entegris, Inc.(a)	639,420	5,460,647
Lam Research Corp.(a) (b)	141,010	5,321,717
Micron Technology, Inc.(a)	827,710	5,222,850
MKS Instruments, Inc.	165,708	4,793,933

		24,383,556

		77,081,199

CONSUMER DISCRETIONARY–14.5%
AUTO COMPONENTS–2.4%
Dana Holding Corp.	211,890	2,714,311
Lear Corp.	135,920	5,128,261
TRW Automotive Holdings Corp.(a)	100,060	3,678,206

		11,520,778

HOTELS, RESTAURANTS & LEISURE–2.4%
MGM Resorts International(a)	523,400	5,841,144
Royal Caribbean Cruises Ltd.	223,490	5,817,445

		11,658,589

HOUSEHOLD DURABLES–3.3%
Meritage Homes Corp.(a)	132,910	4,510,965
Newell Rubbermaid, Inc.	338,600	6,142,204
NVR, Inc.(a)	6,315	5,367,750

		16,020,919

MEDIA–1.1%
Gannett Co., Inc.	342,140	5,039,722

SPECIALTY RETAIL–4.4%
ANN, Inc.(a)	227,451	5,797,726
Childrens Place Retail Stores, Inc. (The)(a)	123,030	6,130,585
Express, Inc.(a)	156,910	2,851,055

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Men’s Wearhouse, Inc. (The)	123,100	$3,464,034
Office Depot, Inc.(a)	1,360,860	2,939,457

		21,182,857

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Jones Group, Inc. (The)	441,710	4,222,748

		69,645,613

INDUSTRIALS–10.3%
BUILDING PRODUCTS–1.2%
Fortune Brands Home & Security, Inc.(a)	262,020	5,835,185

COMMERCIAL SERVICES & SUPPLIES–1.1%
Avery Dennison Corp.	189,450	5,179,563

CONSTRUCTION & ENGINEERING–0.7%
Tutor Perini Corp.(a)	249,460	3,160,658

ELECTRICAL EQUIPMENT–1.8%
EnerSys(a)	87,670	3,074,587
General Cable Corp.(a)	205,520	5,331,189

		8,405,776

MACHINERY–1.3%
Sauer-Danfoss, Inc.	66,848	2,335,001
Timken Co.	87,500	4,006,625

		6,341,626

ROAD & RAIL–2.5%
Avis Budget Group, Inc.(a)	287,910	4,376,232
Con-way, Inc.	130,426	4,709,683
Hertz Global Holdings, Inc.(a)	230,020	2,944,256

		12,030,171

TRADING COMPANIES & DISTRIBUTORS–1.7%
Aircastle Ltd.	463,290	5,582,644
WESCO International, Inc.(a)	47,190	2,715,785

		8,298,429

		49,251,408

UTILITIES–8.1%
ELECTRIC UTILITIES–5.3%
Great Plains Energy, Inc.	251,220	5,378,620
NV Energy, Inc.	384,360	6,757,049
PNM Resources, Inc.	356,840	6,972,654
Portland General Electric Co.	241,870	6,448,254

		25,556,577

GAS UTILITIES–2.8%
Atmos Energy Corp.	187,850	6,587,899
UGI Corp.	228,670	6,729,758

		13,317,657

		38,874,234

ENERGY–6.4%
ENERGY EQUIPMENT & SERVICES–2.0%
Bristow Group, Inc.	120,160	4,886,907

Helmerich & Payne, Inc.	105,110	$4,570,183

		9,457,090

OIL, GAS & CONSUMABLE FUELS–4.4%
Plains Exploration & Production Co.(a)	115,530	4,064,345
Stone Energy Corp.(a)	118,430	3,001,016
Teekay Corp.	154,680	4,529,030
Tesoro Corp.(a)	201,190	5,021,703
Western Refining, Inc.(b)	212,530	4,733,043

		21,349,137

		30,806,227

CONSUMER STAPLES–4.5%
BEVERAGES–1.4%
Constellation Brands, Inc.–Class A(a)	249,335	6,747,005

FOOD PRODUCTS–3.1%
Dean Foods Co.(a)	251,180	4,277,595
Dole Food Co., Inc.(a) (b)	465,550	4,087,529
Tyson Foods, Inc.–Class A	332,790	6,266,436

		14,631,560

		21,378,565

HEALTH CARE–3.5%
HEALTH CARE PROVIDERS & SERVICES–3.5%
Coventry Health Care, Inc.	179,710	5,712,981
Health Net, Inc.(a)	176,210	4,276,617
LifePoint Hospitals, Inc.(a)	167,435	6,861,486

		16,851,084

MATERIALS–3.2%
CHEMICALS–0.7%
Ferro Corp.(a)	689,230	3,308,304

METALS & MINING–2.5%
Commercial Metals Co.	339,090	4,286,098
Reliance Steel & Aluminum Co.	81,745	4,128,122
Steel Dynamics, Inc.	293,830	3,452,503

		11,866,723

		15,175,027

Total Common Stocks (cost $456,285,344)		472,041,601

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
State Street Time Deposit 0.01%, 7/02/12 (cost $1,066,029)	$1,066	1,066,029

Total Investments Before Security Lending Collateral for Securities Loaned–98.5% (cost $457,351,373)		473,107,630

4

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–3.1%
INVESTMENT COMPANIES–3.1%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $15,041,488)	$15,041,488	$15,041,488

TOTAL INVESTMENTS–101.6% (cost $472,392,861)		488,149,118
Other assets less liabilities–(1.6)%		(7,682,984)

NET ASSETS–100.0%		$480,466,134

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $457,351,373)	$473,107,630	(a)
Affiliated issuers (cost $15,041,488—including investment of cash collateral for securities loaned of $15,041,488)	15,041,488
Receivable for investment securities sold	8,601,944
Dividends and interest receivable	710,067
Receivable for capital stock sold	71,007

Total assets	497,532,136

LIABILITIES
Payable for collateral received on securities loaned	15,041,488
Payable for capital stock redeemed	930,782
Payable for investment securities purchased	587,168
Advisory fee payable	295,345
Distribution fee payable	67,027
Administrative fee payable	18,093
Transfer Agent fee payable	206
Accrued expenses	125,893

Total liabilities	17,066,002

NET ASSETS	$480,466,134

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,196
Additional paid-in capital	426,419,602
Undistributed net investment income	3,649,075
Accumulated net realized gain on investment transactions	34,612,004
Net unrealized appreciation on investments	15,756,257

	$480,466,134

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$153,363,492	9,277,339	$16.53
B	$327,102,642	19,918,790	$16.42

(a)	Includes securities on loan with a value of $14,966,267 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$3,984,102
Affiliated issuers	15,736
Interest	255
Securities lending income	37,800

4,037,893

EXPENSES
Advisory fee (see Note B)	1,879,662
Distribution fee—Class B	428,151
Transfer agency—Class A	844
Transfer agency—Class B	1,815
Custodian	69,180
Printing	48,180
Administrative	28,959
Legal	20,793
Audit	20,685
Directors’ fees	1,968
Miscellaneous	8,376

Total expenses	2,508,613

Net investment income	1,529,280

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	21,734,646
Net change in unrealized appreciation/depreciation of investments	9,163,006

Net gain on investment transactions	30,897,652

NET INCREASE IN NET ASSETS FROM OPERATIONS	$32,426,932

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,529,280		$1,989,004
Net realized gain on investment transactions	21,734,646		46,512,102
Net change in unrealized appreciation/depreciation of investments	9,163,006		(91,150,959)

Net increase (decrease) in net assets from operations	32,426,932		(42,649,853)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(823,225)
Class B	–0	–	(889,880)
CAPITAL STOCK TRANSACTIONS
Net decrease	(27,859,411)		(32,242,359)

Total increase (decrease)	4,567,521		(76,605,317)
NET ASSETS
Beginning of period	475,898,613		552,503,930

End of period (including undistributed net investment income of $3,649,075 and $2,119,795, respectively)	$480,466,134		$475,898,613

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$472,041,601		$–0	–	$–0	–	$472,041,601
Short-Term Investments	–0	–	1,066,029		–0	–	1,066,029
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	15,041,488		–0	–	–0	–	15,041,488

Total Investments in Securities	487,083,089		1,066,029		–0	–	488,149,118
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total	$487,083,089		$1,066,029		$–0	–	$488,149,118

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years

10

AllianceBernstein Variable Products Series Fund

(the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps extend through May 1, 2013 and then may be extended by the Adviser for additional one year terms. For the six months ended June 30, 2012, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $28,959.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $423,570, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$135,670,842		$164,681,061
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$50,508,087
Gross unrealized depreciation	(34,751,830)

Net unrealized appreciation	$15,756,257

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $14,966,267 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $15,041,488. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $37,800 and $15,736 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the

12

AllianceBernstein Variable Products Series Fund

collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$6,296	$89,410	$80,665	$15,041	$16

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	705,321		1,808,898	$11,840,291		$28,932,137
Shares issued in reinvestment of dividends	–0	–	45,183	–0	–	823,225
Shares redeemed	(1,244,431)		(2,306,794)	(20,742,492)		(37,671,553)

Net decrease	(539,110)		(452,713)	$(8,902,201)		$(7,916,191)

Class B
Shares sold	1,171,631		3,680,845	$19,617,129		$58,747,359
Shares issued in reinvestment of dividends	–0	–	49,029	–0	–	889,880
Shares redeemed	(2,333,869)		(5,085,538)	(38,574,339)		(83,963,407)

Net decrease	(1,162,238)		(1,355,664)	$(18,957,210)		$(24,326,168)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,713,105	$1,579,109

Total taxable distributions	1,713,105	1,579,109

Total distributions paid	$1,713,105	$1,579,109

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,119,796
Undistributed capital gains	15,686,666	(a)
Unrealized appreciation/(depreciation)	3,783,943	(b)

Total accumulated earnings/(deficit)	$21,590,405

(a)	During the fiscal year, the Portfolio utilized $31,292,682 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2011, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.46	$16.95	$13.41	$9.92	$17.11	$18.08

Income From Investment Operations
Net investment income (a)	.07	.09	.08	.08	.13	.11
Net realized and unrealized gain (loss) on investment transactions	1.00	(1.50)	3.52	4.01	(5.63)	.36

Net increase (decrease) in net asset value from operations	1.07	(1.41)	3.60	4.09	(5.50)	.47

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.08)	(.06)	(.12)	(.11)	(.17)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.48)	(1.58)	(1.27)

Total dividends and distributions	–0	–	(.08)	(.06)	(.60)	(1.69)	(1.44)

Net asset value, end of period	$16.53	$15.46	$16.95	$13.41	$9.92	$17.11

Total Return
Total investment return based on net asset value (b)	6.92%	(8.39)%	26.91%	42.86%	(35.58)%	1.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153,363	$151,754	$174,068	$134,291	$99,957	$146,350
Ratio to average net assets of:
Expenses	.83	%(c)	.83%	.84	%(d)	.87%	.86%	.83%
Net investment income	.78	%(c)	.56%	.56	%(d)	.70%	.95%	.59%
Portfolio turnover rate	28%	70%	54%	58%	49%	32%

See footnote summary on page 16.

15

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$15.38	$16.87	$13.36	$9.87	$17.03	$18.00

Income From Investment Operations
Net investment income (a)	.04	.05	.05	.05	.10	.07
Net realized and unrealized gain (loss) on investment transactions	1.00	(1.50)	3.50	4.01	(5.61)	.37

Net increase (decrease) in net asset value from operations	1.04	(1.45)	3.55	4.06	(5.51)	.44

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.04)	(.04)	(.09)	(.07)	(.14)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	(.48)	(1.58)	(1.27)

Total dividends and distributions	–0	–	(.04)	(.04)	(.57)	(1.65)	(1.41)

Net asset value, end of period	$16.42	$15.38	$16.87	$13.36	$9.87	$17.03

Total Return
Total investment return based on net asset value (b)	6.76%	(8.62)%	26.59%	42.66%	(35.75)%	1.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$327,103	$324,145	$378,436	$264,635	$202,997	$294,664
Ratio to average net assets of:
Expenses	1.08	%(c)	1.08%	1.09	%(d)	1.12%	1.11%	1.08%
Net investment income	.53	%(c)	.31%	.31	%(d)	.42%	.72%	.35%
Portfolio turnover rate	28%	70%	54%	58%	49%	32%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

16

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

17

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended February 29, 2012 and (in the case of comparisons with the indices) the since inception period (May 2001 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period, and 2nd out of 3 of the Performance Group and in the 2nd quintile of the Performance Universe for the 10-year period. The Portfolio lagged the indices in the 1-year period and outperformed them in all other periods. The directors also reviewed performance information for periods ended March 31, 2012, and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Mid-Cap Value Funds Average and both indices. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate lower than that being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively

18

AllianceBernstein Variable Products Series Fund

stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER’S EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
Specialty	75 bp on first $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$530.9	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,494 (0.01% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

20

AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.83% 1.08%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$530.9	Small & Mid Cap Value Schedule 95 bp on first $25m 75 bp on the next $25m 65 bp on the next $50m 55 bp on the balance Minimum account size $25m	0.588%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

21

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER’S EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, Inc. (“Small/Mid Cap Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Small/Mid Cap Value Fund, Inc., and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on the first $250 million 0.40% on the balance	0.474%	0.750%
	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.588%	0.750%
	Client #3	0.61% on the first $150 million 0.50% on the balance	0.531%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.9

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio	0.750	0.795	5/15

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.12

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.830	0.868	6/15	0.872	24/62

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased slightly during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

9	The Portfolio’s EG includes the Portfolio, five other VIP Mid-Cap Value funds (“MCVE”) and nine VIP Mid-Cap Growth funds (“MCGE”).

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	The Portfolio’s EU includes the Portfolio, EG and all other VIP MCVE and VIP MCGE funds, excluding outliers.

13	Most recently completed fiscal year end Class A total expense ratio.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER’S EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $866,747 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $2,187,077 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,310 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2010.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24

AllianceBernstein Variable Products Series Fund

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 29, 2012.21

	Fund	PG Median	PU Median	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	–3.99	–1.52	–1.32	6/6	21/21
3 year	32.69	27.34	30.15	1/5	4/19
5 year	2.98	2.80	0.80	2/5	2/15
10 year	8.36	8.36	7.04	2/3	3/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	–	3.99	32.69	2.98	8.36	9.25	21.13	0.40	0.40
Russell 2500 Value Index	–	0.80	29.59	0.70	7.83	7.92	19.41	0.39	0.39
Russell 2500 Index		1.45	31.28	2.79	7.98	7.10	N/A	N/A	N/A
Inception Date: May 2, 2001

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG/PU are not identical to the Portfolio’s respective EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER’S EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2012

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,068.30	$3.75	0.73%
Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.67	0.73%

Class B
Actual	$1,000	$1,067.90	$5.04	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,019.99	$4.92	0.98%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$9,660,853	5.9%
Pfizer, Inc.	6,525,100	4.0
Johnson & Johnson	5,654,772	3.4
General Electric Co.	5,553,860	3.4
Wells Fargo & Co.	5,474,128	3.3
Citigroup, Inc.	4,407,528	2.7
Merck & Co., Inc.	4,354,525	2.6
JPMorgan Chase & Co.	3,976,749	2.4
Chevron Corp.	3,956,250	2.4
AT&T, Inc.	3,701,508	2.3

	$53,265,273	32.4%

SECTOR DIVERSIFICATION**

June 30, 2012 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$29,702,368	18.1%
Financials	27,144,957	16.6
Consumer Discretionary	26,017,238	15.9
Energy	23,741,506	14.5
Information Technology	17,109,997	10.4
Consumer Staples	14,489,792	8.8
Industrials	8,493,902	5.2
Utilities	8,470,964	5.2
Telecommunication Services	6,765,932	4.1
Materials	1,933,896	1.2

Total Investments	$163,870,552	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

HEALTH CARE–18.1%
BIOTECHNOLOGY–1.4%
Gilead Sciences, Inc.(a)	33,100	$1,697,368
Vertex Pharmaceuticals, Inc.(a)	9,900	553,608

		2,250,976

HEALTH CARE PROVIDERS & SERVICES–4.5%
Aetna, Inc.	12,200	472,994
Health Net, Inc.(a)	28,800	698,976
UnitedHealth Group, Inc.	52,500	3,071,250
WellPoint, Inc.	48,500	3,093,815

		7,337,035

PHARMACEUTICALS–12.2%
AstraZeneca PLC (Sponsored ADR)	60,200	2,693,950
Johnson & Johnson	83,700	5,654,772
Merck & Co., Inc.	104,300	4,354,525
Pfizer, Inc.	283,700	6,525,100
Roche Holding AG (Sponsored ADR)	20,500	886,010

		20,114,357

		29,702,368

FINANCIALS–16.5%
CAPITAL MARKETS–0.9%
State Street Corp.	31,900	1,424,016

COMMERCIAL BANKS–5.9%
BB&T Corp.	15,100	465,835
CIT Group, Inc.(a)	76,900	2,740,716
KeyCorp	24,700	191,178
PNC Financial Services Group, Inc.	10,200	623,322
Regions Financial Corp.	36,700	247,725
Wells Fargo & Co.	163,700	5,474,128

		9,742,904

CONSUMER FINANCE–0.3%
Discover Financial Services	12,800	442,624

DIVERSIFIED FINANCIAL SERVICES–7.2%
Bank of America Corp.	239,100	1,955,838
Citigroup, Inc.	160,800	4,407,528
JPMorgan Chase & Co.	111,300	3,976,749
Leucadia National Corp.	23,400	497,718
Moody’s Corp.	26,900	983,195

		11,821,028

INSURANCE–2.2%
Berkshire Hathaway, Inc.(a)	11,900	991,627
Chubb Corp. (The)	15,500	1,128,710
Reinsurance Group of America, Inc.–Class A	17,600	936,496
Travelers Cos., Inc. (The)	10,300	657,552

		3,714,385

		27,144,957

CONSUMER DISCRETIONARY–15.8%
AUTO COMPONENTS–1.7%
Lear Corp.	32,600	$1,229,998
Magna International, Inc.–Class A	19,400	765,524
TRW Automotive Holdings Corp.(a)	22,200	816,072

		2,811,594

AUTOMOBILES–1.8%
Ford Motor Co.	121,900	1,169,021
General Motors Co.(a)	89,700	1,768,884

		2,937,905

DIVERSIFIED CONSUMER SERVICES–0.9%
Apollo Group, Inc.–Class A(a)	39,200	1,418,648

HOTELS, RESTAURANTS & LEISURE–1.1%
MGM Resorts International(a)	161,300	1,800,108

HOUSEHOLD DURABLES–1.3%
Newell Rubbermaid, Inc.	77,800	1,411,292
NVR, Inc.(a)	850	722,500

		2,133,792

MEDIA–6.6%
CBS Corp.–Class B	49,000	1,606,220
DIRECTV(a)	26,100	1,274,202
Gannett Co., Inc.	97,300	1,433,229
McGraw-Hill Cos., Inc. (The)	20,300	913,500
News Corp.–Class A	64,400	1,435,476
Time Warner Cable, Inc.–Class A	29,000	2,380,900
Viacom, Inc.–Class B	38,800	1,824,376

		10,867,903

MULTILINE RETAIL–0.9%
Macy’s, Inc.	45,300	1,556,055

SPECIALTY RETAIL–1.5%
GameStop Corp.–Class A(b)	24,700	453,492
Home Depot, Inc. (The)	15,900	842,541
Lowe’s Cos., Inc.	34,500	981,180
Staples, Inc.	16,400	214,020

		2,491,233

		26,017,238

ENERGY–14.4%
ENERGY EQUIPMENT & SERVICES–1.7%
Helmerich & Payne, Inc.	31,000	1,347,880
Transocean Ltd./Switzerland	32,500	1,453,725

		2,801,605

OIL, GAS & CONSUMABLE FUELS–12.7%
Anadarko Petroleum Corp.	11,700	774,540
BP PLC (Sponsored ADR)	61,400	2,489,156

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Chevron Corp.	37,500	$3,956,250
Devon Energy Corp.	10,100	585,699
Exxon Mobil Corp.	112,900	9,660,853
Marathon Oil Corp.	49,500	1,265,715
Marathon Petroleum Corp.	39,900	1,792,308
Valero Energy Corp.	17,200	415,380

		20,939,901

		23,741,506

INFORMATION TECHNOLOGY–10.4%
COMMUNICATIONS EQUIPMENT–2.2%
Cisco Systems, Inc.	183,200	3,145,544
Motorola Solutions, Inc.	8,100	389,691

		3,535,235

COMPUTERS & PERIPHERALS–2.1%
Dell, Inc.(a)	11,100	138,972
Hewlett-Packard Co.	167,300	3,364,403

		3,503,375

IT SERVICES–0.6%
Visa, Inc.–Class A	8,500	1,050,855

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.3%
Advanced Semiconductor Engineering, Inc. (ADR)	95,435	388,420
Applied Materials, Inc.	185,900	2,130,414
Intel Corp.	135,000	3,597,750
Lam Research Corp.(a)	31,600	1,192,584
Micron Technology, Inc.(a)	230,000	1,451,300

		8,760,468

SOFTWARE–0.2%
CA, Inc.	9,600	260,064

		17,109,997

CONSUMER STAPLES–8.8%
FOOD & STAPLES RETAILING–2.6%
CVS Caremark Corp.	36,000	1,682,280
Kroger Co. (The)	109,200	2,532,348

		4,214,628

FOOD PRODUCTS–0.7%
Archer-Daniels-Midland Co.	18,100	534,312
Tyson Foods, Inc.–Class A	37,500	706,125

		1,240,437

HOUSEHOLD PRODUCTS–2.2%
Procter & Gamble Co. (The)	57,900	3,546,375

TOBACCO–3.3%
Altria Group, Inc.	70,600	2,439,230
Lorillard, Inc.	20,000	2,639,000
Philip Morris International, Inc.	4,700	410,122

		5,488,352

		14,489,792

INDUSTRIALS–5.2%
AEROSPACE & DEFENSE–0.7%
General Dynamics Corp.	9,600	$633,216
Northrop Grumman Corp.	6,700	427,393

		1,060,609

AIRLINES–0.8%
Delta Air Lines, Inc.(a)	120,675	1,321,391

BUILDING PRODUCTS–0.3%
Fortune Brands Home & Security, Inc.(a)	25,058	558,042

INDUSTRIAL CONGLOMERATES–3.4%
General Electric Co.	266,500	5,553,860

		8,493,902

UTILITIES–5.2%
ELECTRIC UTILITIES–3.3%
American Electric Power Co., Inc.	35,400	1,412,460
Edison International	31,100	1,436,820
Great Plains Energy, Inc.	47,600	1,019,116
NV Energy, Inc.	89,400	1,571,652

		5,440,048

GAS UTILITIES–0.7%
Atmos Energy Corp.	32,000	1,122,240

MULTI-UTILITIES–1.2%
CenterPoint Energy, Inc.	55,600	1,149,252
DTE Energy Co.	12,800	759,424

		1,908,676

		8,470,964

TELECOMMUNICATION SERVICES–4.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.1%
AT&T, Inc.	103,800	3,701,508
CenturyLink, Inc.	77,600	3,064,424

		6,765,932

MATERIALS–1.2%
CHEMICALS–1.2%
LyondellBasell Industries NV	38,800	1,562,476
PPG Industries, Inc.	3,500	371,420

		1,933,896

Total Common Stocks (cost $153,415,763)		163,870,552

Total Investments Before Security Lending Collateral for Securities Loaned–99.7% (cost $153,415,763)		163,870,552

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AllianceBernstein Exchange Reserves–Class I, 0.20%(c) (cost $450,775)	450,775	$450,775

TOTAL INVESTMENTS–100.0% (cost $153,866,538)		164,321,327
Other assets less liabilities–0.0%		7,574

NET ASSETS–100.0%		$164,328,901

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $153,415,763)	$163,870,552	(a)
Affiliated issuers (cost $450,775—including investment of cash collateral for securities loaned of $450,775)	450,775
Receivable for investment securities sold	1,067,975
Dividends and interest receivable	241,671
Receivable for capital stock sold	100

Total assets	165,631,073

LIABILITIES
Due to custodian	280,228
Payable for collateral received on securities loaned	450,775
Payable for capital stock redeemed	198,880
Payable for investment securities purchased	162,484
Advisory fee payable	74,952
Distribution fee payable	33,767
Administrative fee payable	15,757
Transfer Agent fee payable	172
Accrued expenses	85,157

Total liabilities	1,302,172

NET ASSETS	$164,328,901

COMPOSITION OF NET ASSETS
Capital stock, at par	$16,583
Additional paid-in capital	225,693,933
Undistributed net investment income	4,270,950
Accumulated net realized loss on investment and foreign currency transactions	(76,107,354)
Net unrealized appreciation on investments	10,454,789

	$164,328,901

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,462,650	146,087	$10.01
B	$162,866,251	16,436,539	$9.91

(a)	Includes securities on loan with a value of $453,492 (see Note E).

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,338)	$2,277,119
Affiliated issuers	931
Interest	64
Securities lending income	6,949

2,285,063

EXPENSES
Advisory fee (see Note B)	480,488
Distribution fee—Class B	216,494
Transfer agency—Class A	16
Transfer agency—Class B	1,891
Custodian	50,636
Printing	40,228
Administrative	26,873
Audit	18,378
Legal	15,785
Directors’ fees	1,913
Miscellaneous	3,660

Total expenses	856,362

Net investment income	1,428,701

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	4,662,666
Foreign currency transactions	5
Net change in unrealized appreciation/depreciation of investments	5,678,002

Net gain on investment and foreign currency transactions	10,340,673

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,769,374

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,428,701		$2,936,048
Net realized gain on investment and foreign currency transactions	4,662,671		14,523,560
Net change in unrealized appreciation/depreciation of investments	5,678,002		(23,741,895)

Net increase (decrease) in net assets from operations	11,769,374		(6,282,287)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(22,448)
Class B	–0	–	(2,297,210)
CAPITAL STOCK TRANSACTIONS
Net decrease	(24,140,240)		(28,927,020)

Total decrease	(12,370,866)		(37,528,965)
NET ASSETS
Beginning of period	176,699,767		214,228,732

End of period (including undistributed net investment income of $4,270,950 and $2,842,249, respectively)	$164,328,901		$176,699,767

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2012:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Health Care	$28,816,358		$886,010		$–0	–	$29,702,368
Financials	27,144,957		–0	–	–0	–	27,144,957
Consumer Discretionary	26,017,238		–0	–	–0	–	26,017,238
Energy	23,741,506		–0	–	–0	–	23,741,506
Information Technology	17,109,997		–0	–	–0	–	17,109,997
Consumer Staples	14,489,792		–0	–	–0	–	14,489,792
Industrials	8,493,902		–0	–	–0	–	8,493,902
Utilities	8,470,964		–0	–	–0	–	8,470,964
Telecommunication Services	6,765,932		–0	–	–0	–	6,765,932
Materials	1,933,896		–0	–	–0	–	1,933,896
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	450,775		–0	–	–0	–	450,775

Total Investments in Securities	163,435,317		886,010		–0	–	164,321,327
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$163,435,317		$886,010		$–0	–	$164,321,327

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

10

AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively (the “Expense Caps”). The Expense Caps extend through May 1, 2013 and then may be extended by the Adviser for additional one year terms. For the six months ended June 30, 2012, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2012, such fee amounted to $26,873.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2012 amounted to $79,874, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $692 for the six months ended June 30, 2012.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$31,648,963		$53,661,231
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$19,229,803
Gross unrealized depreciation	(8,775,014)

Net unrealized appreciation	$10,454,789

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2012.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending

12

AllianceBernstein Variable Products Series Fund

agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2012, the Portfolio had securities on loan with a value of $453,492 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $450,775. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Portfolio earned securities lending income of $6,949 and $931 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended June 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended June 30, 2012 is as follows:

Market Value December 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2012 (000)	Dividend Income (000)
$–0–	$5,849	$5,398	$451	$1

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011	Six Months Ended June 30, 2012 (unaudited)		Year Ended December 31, 2011
Class A
Shares sold	2,055		13,481	$20,865		$124,573
Shares issued in reinvestment of dividends	–0	–	2,126	–0	–	22,448
Shares redeemed	(17,878)		(27,172)	(183,359)		(267,901)

Net decrease	(15,823)		(11,565)	$(162,494)		$(120,880)

Class B
Shares sold	92,606		1,007,484	$929,681		$9,274,516
Shares issued in reinvestment of dividends	–0	–	219,199	–0	–	2,297,210
Shares redeemed	(2,525,056)		(4,153,579)	(24,907,427)		(40,377,866)

Net decrease	(2,432,450)		(2,926,896)	$(23,977,746)		$(28,806,140)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2012.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$2,319,658	$3,624,876

Total taxable distributions	2,319,658	3,624,876

Total distributions paid	$2,319,658	$3,624,876

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,817,577
Accumulated capital and other losses	(80,512,963	)(a)
Unrealized appreciation/(depreciation)	4,544,397	(b)

Total accumulated earnings/(deficit)	$(73,150,989)

(a)	On December 31, 2011, the Portfolio had a net capital loss carryforward of $79,970,146. During the fiscal year, the Portfolio utilized $14,964,977 of capital loss carryforwards to offset current year net realized gains. At December 31, 2011, the Portfolio had a post-October short-term capital loss deferral of $542,817, which is deemed to arise on January 1, 2012.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2011, the Portfolio had a net capital loss carryforward of $79,970,146 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 79,970,146	n/a	2017

NOTE J: Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

14

AllianceBernstein Variable Products Series Fund

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

15

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.37	$9.84	$8.97	$7.67	$13.92	$15.08

Income From Investment Operations
Net investment income (a)	.10	.17	.12	.16	.27	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.50)	.93	1.41	(5.62)	(.85)

Net increase (decrease) in net asset value from operations	.64	(.33)	1.05	1.57	(5.35)	(.53)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.14)	(.18)	(.27)	(.28)	(.21)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.62)	(.42)

Total dividends and distributions	–0	–	(.14)	(.18)	(.27)	(.90)	(.63)

Net asset value, end of period	$10.01	$9.37	$9.84	$8.97	$7.67	$13.92

Total Return
Total investment return based on net asset value (b)	6.83%	(3.50)%	11.81	%*	21.12	%*	(40.83	)%*	(3.95)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,463	$1,517	$1,707	$1,594	$1,490	$3,305,460
Ratio to average net assets of:
Expenses	.73	%(c)	.71%	.71	%(d)	.70%	.67%	.65%
Net investment income	1.90	%(c)	1.78%	1.37	%(d)	2.09%	2.46%	2.17%
Portfolio turnover rate	18%	62%	73%	64%	33%	20%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.28	$9.75	$8.90	$7.59	$13.79	$14.95

Income From Investment Operations
Net investment income (a)	.08	.15	.10	.14	.24	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	(.50)	.91	1.41	(5.58)	(.83)

Net increase (decrease) in net asset value from operations	.63	(.35)	1.01	1.55	(5.34)	(.56)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.12)	(.16)	(.24)	(.24)	(.18)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.62)	(.42)

Total dividends and distributions	–0	–	(.12)	(.16)	(.24)	(.86)	(.60)

Net asset value, end of period	$9.91	$9.28	$9.75	$8.90	$7.59	$13.79

Total Return
Total investment return based on net asset value (b)	6.79%	(3.78)%	11.42	%*	21.04	%*	(41.01	)%*	(4.16)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162,866	$175,183	$212,522	$213,827	$197,080	$329,217
Ratio to average net assets of:
Expenses	.98	%(c)	.96%	.96	%(d)	.95%	.92%	.90%
Net investment income	1.63	%(c)	1.51%	1.12	%(d)	1.84%	2.24%	1.82%
Portfolio turnover rate	18%	62%	73%	64%	33%	20%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2010, December 31, 2009 and December 31, 2008 by 0.01%, 0.02% and 0.02%, respectively.

See notes to financial statements.

17

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 1-3, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The direc-

18

AllianceBernstein Variable Products Series Fund

tors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 29, 2012 and (in the case of comparisons with the Index) the since inception period (July 2002 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Index in all periods. The directors also reviewed performance information for periods ended March 31, 2012 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Lipper VA Large Cap Value Funds Average and the Index.

The directors noted that they had discussed with the Adviser their concerns about the relative performance of the Portfolio. The directors took into account the Adviser’s recent restructuring of the Adviser’s research and portfolio management teams and investment process changes that are intended to improve the investment performance of its equity services. The Adviser had stated its belief that, in the case of its value funds, it had adhered to its rigorous process for value investing during a period when value investing had not generally obtained favorable returns. The Adviser believed that other managers of value funds may not pursue value characteristics to the same degree as the Adviser, and that their funds’ short-term performance may have benefited from style drift. The Adviser also reiterated its conviction that, over the long term, rigorous value investing would yield superior investment returns. The directors were satisfied with the Adviser’s explanation.

Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio. The directors determined to continue to monitor the Portfolio’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a higher fee rate than the Portfolio’s starting fee rate, but had more breakpoints starting at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a lower fee rate than that being paid by the Portfolio. The

19

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising certain registered investment companies with a similar investment style. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

20

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Portfolio
Value	55 bp on first $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$183.4	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $60,578 (0.03% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

21

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.71% 0.96%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

22

AllianceBernstein Variable Products Series Fund

fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$183.4	Diversified Value Schedule 65 bp on first $25m 50 bp on the next $25m 40 bp on the next $50m 30 bp on the next $100m 25 bp on the balance Minimum account size $25m	0.402%	0.550%

The Adviser also manages AllianceBernstein Value Fund, Inc. (“Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2012 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1[7]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.404%		0.550%
	Client #2[7]	0.30% of the average daily net assets	0.300%		0.550%
	Client #3	0.15% on the first $1 billion 0.14% on the next $2 billion 0.12% on the next $2 billion 0.10% on the balance +/- Performance Fee (v. R`000V)	0.150%	[8]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

8	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

23

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.745	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.706	0.748	2/13	0.750	11/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2011, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $481,003 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $1,408,158 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $500,000 in 2011.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2010.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

25

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 29, 2012.21

	Fund	PG Median	PU Median	PG Rank	PU Rank
Value Portfolio
1 year	–1.08	0.68	1.53	11/13	35/46
3 year	22.73	23.52	23.25	9/13	26/43
5 year	–3.90	0.51	–0.04	10/10	34/36

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	1 Year (%)		3 Year (%)	5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
							Volatility (%)	Sharpe (%)
Value Portfolio	–	1.08	22.73	–	3.90	5.39	20.97	–	0.14	5
Russell 1000 Value Index		2.18	25.01	–	1.08	7.60	20.05	–	0.02	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 9, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 9, 2012